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                                                                   Exhibit 10.48

                             OEM PURCHASE AGREEMENT

                                 by and between

                             HEWLETT-PACKARD COMPANY

                                       and

                      BROCADE COMMUNICATIONS SYSTEMS, INC.

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                             OEM PURCHASE AGREEMENT

         THIS AGREEMENT (the "Agreement") is entered into between HEWLETT-PACKARD COMPANY, a Delaware corporation ("HP") and BROCADE COMMUNICATIONS SYSTEMS, INC., a Delaware corporation, having its principal place of business at 1745 Technology Drive, San Jose, California 95110, and Brocade Communications Switzerland SarL., a corporation organized under the laws of Geneva, and having its principal place of business at 29 Route de l'Aeroport, Case Postale 105, CH-1215, Geneva 15, Switzerland, (collectively "Supplier") ("Supplier"), effective as of December 16, 2002, (the "Effective Date"). The parties hereby agree as follows:

1.       SCOPE OF AGREEMENT

         1.1 General. This Agreement specifies the terms and conditions under which Supplier will sell, license, and support the OEM Products listed in Exhibit (A) to this Agreement. The OEM Products are regarded as "Original Equipment Manufacturer" products that will either be sold separately or incorporated into HP Products for resale worldwide under HP's private label or [*] under Supplier's label, as set forth herein. The OEM Products and the HP Products will be marketed, serviced, and supported by HP's field organization and channel partners, subject to the marketing, service, and support obligations of Supplier pursuant to this Agreement.

         1.2 Eligible Purchasers. This Agreement enables HP [*] to purchase OEM Products from Supplier under the terms of this Agreement or any subsequent Product Addendum. The terms and conditions of this Agreement will control and take precedence over any conflicting terms in a Product Addendum unless a subsequently executed OEM Product addendum specifically refers to and amends a term of this Agreement.

         1.3 Term Of Agreement. This Agreement will commence as of the Effective Date and continue for a two-year period (the "Term"), unless terminated earlier under the terms of this Agreement. [*] This Agreement may be terminated at the end of the initial Term or at the end of any subsequent renewal period if one party provides the other at least [*] prior written notice of its intent to terminate.

         1.4 [*] Volume. [*] in this Agreement [*] HP to purchase any [*] quantity of OEM Products. This Agreement sets forth the terms and conditions during the Term which govern Orders and acknowledgments for OEM Products. Any Order or acknowledgment or other legally binding volume commitment for Product which is entered during the Term will remain governed by this Agreement notwithstanding expiration or termination of this Agreement for any reason. Unless otherwise agreed, if HP fails, for any reason or no reason, to purchase committed volume, Supplier's sole and exclusive remedy will be to [*], except that HP will have [*] within which to purchase Product at the then current volume

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                  rate and pricing then in effect. In no event will HP be liable for [*]; provided that Supplier may invoice HP Supplier's customary [*] if HP fails to comply with Section 3.9; and provided further that HP will remain obligated to pay amounts due and owing under Sections 4.2 and 4.3.

2.       DEFINITIONS

         The following capitalized terms will have these meanings throughout this Agreement:

         2.1      "Days" means business days.

         2.2 "Delivery Date" means the date specified in an Order for the delivery of OEM Products by Supplier to the destination required under the Order.

         2.3 "Documentation" means the user and technical manuals and other documentation that Supplier will make available with the OEM Products.

         2.4      [*]

         2.5 "E-Room" means that secure, password-protected web application accessible by Supplier and HP that indicates all transaction activity of OEM Products between Supplier and HP under this Agreement.

         2.6 "Failure" means an instance where the OEM Product does not conform to specifications in Exhibit (A) or contains a defect in workmanship, materials, or design that prevents the OEM Product from fully performing as set forth in Exhibit (A).

         2.7 "Forecast" means HP's estimate, submitted to Supplier in writing, of its stocking requirements for OEM Products (including, without limitation, Parts) over a six-month period or such other period designated by the parties.

         2.8 [*] OEM Product unit(s) is confirmed upon HP's publication to the E-Room of an SAP 411 movement-type transaction indicating such unit conversion.

         2.9 "HP Products" means those products or systems that will incorporate or be distributed in conjunction with the OEM Products and that will be marketed and sold to end-user customers by HP and its distributors.

         2.10 "HP Property" means all property, including without limitation, models, tools, equipment, copies of designs and documentation and other materials that may be furnished to Supplier by HP or on HP's behalf or separately paid for by HP for

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                  use by Supplier in connection with this Agreement.

         2.11 "Intellectual Property Rights" means all rights in patents, copyrights, moral rights, trade secrets, mask works, Marks, and other similar rights.

         2.12 "Lead Time" means the time between the date an Order is received by Supplier and the [*].

         2.13 "Marks" means the trademarks, service marks, trademark and service mark applications, trade dress, trade names, logos, insignia, symbols, designs, or other marks identifying a party or its products.

         2.14 "Noncomplying Product" means any OEM Product received by HP that does not comply with the Specifications as set forth in Exhibit (A) or does not otherwise comply with the requirements of an Order as set forth in Section 3.1 herein, and the provisions of this Agreement. Noncomplying Products include, without limitation, dead-on-arrival products.

         2.15 "OEM Products" means the products listed in Exhibit (A), all related Documentation, Software licenses and media, Parts, and other deliverables provided pursuant to this Agreement.

         2.16 "Orders" means a written or electronic purchase order or release issued by HP to Supplier for purchase of the OEM Products.

         2.17 "Parts" means the replacement parts (FRUs), components, consumables, or other products that are to be supplied under this Agreement or that may be supplied in conjunction with or as additions to the OEM Products.

         2.18 "Product Addendum" means an addendum to this Agreement entered into between Supplier and an Eligible Purchaser naming additional OEM Products and product specific requirements in addition to those requirements specified in this Agreement.

         2.19 "Shipment Date" means the date confirmed by Supplier to HP regarding a particular Order for the shipment of OEM Products by Supplier to the destination required under the Order.

         2.20 [*] means those [*] as listed in Exhibit (B) to which Supplier shall deliver OEM Products as ordered by HP under this Agreement and more particularly in Exhibit (J) attached hereto.

         2.21 "Software" means any software or firmware included, bundled, or licensed in

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                  conjunction with the OEM Products, as listed in Exhibit (A).
                  The Software described herein is licensed and not sold.

         2.22 "Specifications" means the technical and functional requirements for the OEM Products as specified or referenced in Exhibit (A) or as agreed to in writing by the parties.

         2.23 "[*] Level" means the actual [*] [*] level to be maintained at each designated [*] for a given planning period which shall be [*] to the then-current [*] , subject to the limitation in
                  Section 3.5 below.

         2.24     [*].

         2.25 "Subsidiary" means an entity controlled by or under common control with a party to this Agreement, through ownership or control of more than 50% of the voting power of the shares or other means of ownership or control, provided that such control continues to exist.

         2.26 "Support" means ongoing maintenance and technical support for the OEM Products provided by Supplier to HP as more fully described in Exhibit (D).

         2.27 "Technical Information" means Supplier's information and technology necessary to support OEM Products and to exercise any other rights provided under this Agreement, specifically including, without limitation, Supplier's [*] technology deemed necessary by HP to support OEM Products and to exercise any rights provided under this Agreement, including, but not limited to: (i) specifications, software, schematics, designs, drawings or other materials pertinent to the most current revision level of manufacturing of the OEM Products; (ii) copies of all inspection, [*] procedures and any other work processes; (iii) supplier history files; (iv) support documentation; and (v) any additional technical information or materials listed in this Agreement.

         2.28 "Technical Materials" means any production software [*] of OEM Products.

3.       ORDER, SHIPMENT, AND INVENTORY OF OEM PRODUCTS

         3.1 Orders. Each delivery of OEM Products to [*] will be initiated by [*] [*] [*] Order issued to Supplier by HP. Each Order will include: (i) unit quantity; (ii) shipping destination; (iii) Delivery Date; and (iv) other instructions or requirements pertinent to the Order. HP may schedule regular intervals for deliveries by an appropriate Order setting forth the intervals. To the extent of any inconsistency between the terms of an Order and the terms of this Agreement, the

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                  terms specified in this Agreement will control and take
                  precedence. Any additional terms contained in Orders or Supplier's Order acknowledgements shall not be binding unless accepted by the other party in writing. At the end of each month, Supplier will [*] [*] of OEM Products [*] [*] . HP's world-wide and site management teams shall participate in periodic [*] management meetings with Supplier to discuss [*] acceptable [*] and [*] on hand. HP and Supplier shall make [*] efforts to implement a system that provides on line inventory [*] visibility, and engage [*] . Supplier shall implement a buffer stock of [*] of FGI based on HP's forecast ("Buffer Stock"). In the event that HP draws upon the Buffer Stock faster than forecasted, replenishment of the Buffer Stock shall be subject to a minimum lead time of [*].

         3.2 Order Acknowledgment. An Order will be deemed to have been placed as of the date of receipt of the Order by Supplier. Supplier will promptly confirm the receipt of an Order either electronically or by facsimile transmission within Forecasts and Lead Time requirements of this Agreement either electronically or by facsimile to HP within [*]. For Orders exceeding Forecast, Supplier will have [*] in which to reject the Order with respect to the excess. If an HP Order exceeds the Forecast or shortens the Lead Time, Supplier will use its [*] efforts to fill such excess or accommodate such shorter Lead Time.

         3.3 Emergency Orders. If HP deems it necessary, HP may order OEM Products by facsimile on an emergency basis ("Emergency Order") subject to the availability of such OEM Products in Supplier's inventory. Supplier will use its [*] efforts to ship the Emergency Order to HP's designated Eligible Purchaser(s) [*] upon receipt of such Emergency Order by Supplier. Subject to HP's approval, HP will pay [*] related to such Emergency Orders.

         3.4 Forecasts. HP will provide a [*] rolling Forecast monthly of its projected Orders [*] [*] , to be provided to Supplier between the eleventh and fifteenth day of the month preceding the month applicable to such Forecast. Any quantities listed in any Forecast or other correspondence between the parties are [*]. HP may [*] revise any such Forecasts, provided that such revisions occur at least [*] prior to the projected Order Shipment Date.

         3.5 Lead Time. Lead Time for each OEM Product within the then-current Forecast unit volume will be no more than [*] without prior written consent from HP. Lead Time for FRU products within the then-current Forecast unit volume from Supplier to the designated HP global service support organization will be no more than [*] . Notwithstanding the foregoing, Lead Time specifically and only for OEM Product units ordered by HP under [*] order will be no more than [*] as measured from the date of shipment.

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         3.6      [*]. Pursuant to the terms and conditions of the Agreement,
                  Supplier will maintain [*] the obligation [*] [*]. HP's payment obligation and transfer of title to HP for such OEM Products shall occur [*] [*] of such OEM Product units [*] . Under the terms and conditions set forth in Exhibit (J) of the Agreement, Supplier will [*] [*] HP's Order requirements as defined by the most current HP forecast. Supplier will [*] [*] to support the flexibility plan outlined in order changes. If [*], Supplier will use [*] efforts to [*] Additionally, Supplier will [*] to maintain the then-current required Stocking Level of inventory for each [*]. Supplier will ship ordered OEM Products to HP-designated [*]; however, HP may request [*] changes [*].

         3.7 [*] Level Requirements. Supplier shall deliver the then-current [*] Level volumes to the [*] locations as [*] specified in the [*] which shall apply ([*] as specified in advance by HP). Supplier may make [*] shipments of OEM Products or ship [*] units to the [*].

         3.8 Product Supply Assurance. Supplier agrees that, during the Term of the Agreement and specifically in the event of any allocated OEM Product status initiated or experienced by Supplier, Supplier will [*] give all HP Orders no less order fulfillment and shipping [*] than that given to Supplier's [*] with [*] volumes of OEM Products, with such allocation to be made on a [*] between HP and Supplier's other [*].

         3.9      [*] Inventory
                  (a) In the event any OEM Product unit(s) shall [*] [*] for greater than [*], then, upon [*] notification from [*] of [*] request to [*] will, within [*] [*] receipt of [*] notice, elect to either [*] [*] of such units [*] [*] , or [*] at [*]) of the units from the [*] [*].

                  (b) In the event [*] does not confirm its intent to [*] such units within [*] of receipt of [*] notice, such units shall be deemed [*] [*] [*].

                  (c) [*] of OEM Product units [*] [*] from the [*] under this Section shall be at [*] [*].

         3.9 Order Changes. HP may, [*] any Order within Forecast, subject to the following Order increase limitations: [*] permissible [*] increase in Forecast; [*] permissible [*] increase in Forecast; and [*] permissible [*] increase in Forecast. In the event HP increases any Order, Supplier will use [*] efforts to fulfill such Order for the Delivery Date requested by HP.

         3.10 Shipment Requirements. Supplier will give HP [*] notice if it [*] or [*] that it will

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                  not meet a Delivery Date or that only a portion of the OEM
                  Products will be available for shipment to meet a Delivery Date. For partial shipments, Supplier will ship the available OEM Products unless directed by HP to reschedule shipment. If Supplier ships any OEM Product by a method other than as specified in the corresponding Order, [*] will [*] in the [*] of freight. Upon [*] by the parties, [*] may utilize [*] options to any HP-designated delivery destination in the same manner as delivered [*] unless otherwise [*] by the parties. If HP designates a [*] location outside the country in which the Order is placed, [*] agrees to pay [*] associated with the shipment.

         3.11 Meeting Delivery Dates. If due to Supplier's failure to make a timely shipment, the specified method of transportation would not permit Supplier to meet the Delivery Date, the OEM Products affected will be shipped by air transportation or other expedient means [*]. [*] will [*] for any resulting [*] in the freight cost [*] that which [*] would have been required [*] by the specified method of transportation.

         3.12 Title And Risk Of Loss. Title to OEM Product hardware and media ordered under this Agreement and risk of loss or damage for each OEM Product unit will pass from [*] upon [*] of such unit(s) [*] the designated [*] or upon [*] of product [*] , as more fully described in Exhibit (J) attached hereto.

         3.13 Packing List. Each delivery of OEM Products to HP must include a packing list that contains at least:
                  (a)      The Order number and the HP part number;

                  (b)      The quantity of OEM Products or Parts shipped; and,

                  (c)      The date of shipment.

         3.14 Packaging. Supplier must preserve, package, handle, and pack all OEM Products as specified in Exhibit (A-3).

         3.15 Responsibility For Damage. [*] will be liable for any loss or damage due to its failure to properly preserve, package, handle, or pack OEM Products in accordance with Exhibit (A). In order to assert a claim against Supplier under the provisions of this Section 3.17, HP will not be required to first assert any claims for such loss or damage against the common carrier involved. Further, HP will not be liable for any loss or damage due to a release of chemicals or other hazardous materials to the environment prior to Supplier's release of the corresponding OEM Product to the designated carrier.

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4.       PRICES AND PAYMENT TERMS

         4.1 OEM Product Pricing and Discounts. Supplier's prices for the OEM Products and Parts are listed in Exhibit (C), payable in U.S. currency unless otherwise agreed, and may not be [*] without [*] consent. All OEM Products (including Parts and Software) under this Agreement shall be subject to [*] adjustment, to be agreed between the parties as follows, and [*] [*]) [*] for the duration of the Term(s) of this Agreement. Supplier and HP agree to initiate in [*] pricing discussions beginning upon the [*] of the the-current [*] for pricing for each such successive [*] . In general, the [*] [*] [*]. The [*] will be [*] determined by [*] and determined in good faith based upon [*], [*], and other relevant factors to the business model.

         4.2      Changed Prices. Subject to the terms and conditions of Section
                  4.5 below, if during the Term and any extensions thereof, [*] or [*] are put in effect by mutual agreement of HP and Supplier, or reduced prices or price formulas are otherwise put in effect by Supplier, then [*] or [*] (if resulting in [*] than the then [*]) [*] to all Orders accepted by Supplier after the [*] of such [*] or [*] and to all [*] Orders.

         4.3 Payment Procedure. Payment for OEM Products will be net [*] after [*] of each OEM Product unit(s) [*] [*]. No invoice may be dated earlier than date of Delivery. Any [*] will be calculated from the same date. Payment will be in U.S. currency unless otherwise stated. [*] will not be liable for any [*] related to or [*] for unordered or Noncomplying Products provided that [*] does not [*] such unordered or Noncomplying Product(s).

         4.4 Offset. With respect to any payment, reimbursement or other amount owed by Supplier to HP under this Agreement, [*] may [*] any such amount [*] against any amount then [*] or to be [*] (including amounts to be [*] under future invoices) by [*] to [*] under this Agreement or any other agreement.

         4.5 [*] Warranty. If during the Term or any extensions thereof, Supplier provides a [*] or [*] to [*] with [*] terms and conditions and [*] volumes of OEM Products or newer OEM Products as set forth in Section 10.3 herein (with such [*] volumes as measured over Supplier's most recent [*]), then Supplier agrees to offer such [*] or [*] [*] to the third party. Supplier agrees to fulfill its obligations in this
                  Section in good faith and further agrees that it will not create any [*] or other conditions that serve to deny [*] the [*] of its [*]. In addition, [*] may [*] any amounts due under this Agreement against future invoices.

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         4.6      Sales Taxes And Duties. Prices are [*] of all taxes or duties imposed after [*] of the respective OEM Product units (other than taxes levied on [*] income) that [*] may be required to collect or pay upon shipment of the OEM Products. [*] shall be responsible for all such taxes or duties imposed on OEM Products before[*]. Any taxes or duties applicable to [*] under this Section 4.5 must appear as a separate item on Supplier's invoice. HP agrees to [*] such taxes or duties unless HP is [*] from such taxes or duties. Where applicable, HP will provide Supplier with an exemption resale certificate or other proof of exemption. In the event that Supplier is later assessed by any taxing authority taxes, which are the legal obligation of HP, HP will [*] [*] Supplier for such taxes or duties [*] by Supplier. This clause shall survive the termination of the Agreement.

5.       NONCOMPLYING PRODUCTS

         5.1 Repair Or Replacement. HP's acceptance of each OEM Product unit shall occur upon [*] of such unit(s) unless HP notifies Supplier in writing sent by mail, facsimile, or other electronic means within [*] after [*] that such OEM Product unit is a Noncomplying Product. Supplier shall [*] or [*] (at [*]) each such Noncomplying Product pursuant to the warranty provisions under Article (9) herein. HP may [*], subject to the provisions of Article (18) below, to return a Noncomplying Product for replacement or repair at [*]. Determination of whether to repair or replace such Noncomplying Products will be at Supplier's sole option. Additionally, HP may return for repair or replacement an entire lot of OEM Products if a tested sample (consisting of not less than [*]) of that lot contains greater than [*] Noncomplying Products. In the event of an overshipment, HP may elect to keep the additional units, subject to the payment procedures in Section 4.3.

         5.2 Replacement and Repair Period. Supplier will return the replacement or repaired OEM Products as soon as possible but in no event later than [*] after receipt of the Noncomplying Product from HP. Supplier's opportunity to cure any failure to meet such deadline, pursuant to Article (18) below, will apply to only [*] such breaches per [*] during the Term.

6.       RETURN OF PRODUCTS

         6.1 Return Materials Authorization. All OEM Products returned by HP to Supplier must be accompanied by a Return Materials Authorization ("RMA"). Supplier will issue an RMA for OEM Products for which HP has verified Failure within

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                  [*] of HP's request.

         6.2 Return Charges. All Noncomplying Products returned by HP to Supplier within the respective warranty period for each OEM Product, and all replacement or repaired OEM Products shipped by Supplier to HP to replace Noncomplying Products will be at [*], including [*] ([*] for replacement or repaired OEM Products).

         6.3 Duty To Remove Marks Or Destroy Noncomplying Products. Supplier agrees not to sell, transfer, distribute, or otherwise convey any part, component, product, or service bearing or incorporating HP Marks, part numbers, or other identifiers, including any HP packaging, copyrights, or code (that are human-readable and physically appear thereon) to any party other than to Eligible Purchasers. Supplier will remove from all rejected, returned, or unpurchased OEM Products any such HP Marks or identifiers, even if such removal would require destruction of the OEM Products. Supplier further agrees not to represent that such OEM Products that are Noncomplying Products are built for HP or to HP specifications. Supplier will [*] [*] [*], or [*] [*] as a result of Supplier's breach of its obligations under this
                  Section 6.3.

7.       ENGINEERING PROCESS OR DESIGN CHANGES

         7.1 Supplier Proposed Changes. Supplier will not, [*] (which such consent shall not be unreasonably withheld), make or incorporate in OEM Products any of the following changes (collectively, "Engineering Changes"):

                  (1) Process or design changes affecting form, fit, or function;

                  (2)      [*], or;

                  (3) Process step discontinuances affecting: (a) the electrical performance, mechanical form, fit, or function, or software compatibility that affects form, fit, or function; and (b) the environmental compatibility or chemical characteristics, or the [*] of OEM Products.

         7.2 Notice Of Proposed Change. Supplier will give HP notice of any proposed Engineering Change, and will provide evaluation samples and other appropriate information as specified by HP at least [*] prior to the first scheduled release of any OEM products involving a

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                  change to the respective firmware that would affect OEM
                  Product form, fit, or function, and at least [*] prior to the first proposed shipment of any OEM Products involving any other Engineering Change. Regardless of whether HP approves a proposed Engineering Change, Lead Time will not be changed except as provided in Section 3.4 above.

         7.3 Request for Enhancement. HP proposed changes and enhancement requests will be reviewed, as appropriate, by the [*] teams of Supplier. Where [*] and [*] by HP and Supplier, such changes will be implemented in the [*] or as otherwise specifically agreed.

         7.4 HP Proposed Changes. HP may change HP-supplied drawings, designs, [*] [*] prior to [*] of corresponding released OEM Products. Any such change will be phased in upon a date and upon terms [*]. If any such change [*] affects the prices or delivery schedules of OEM Products, [*] [*] [*] will be made provided that Supplier makes a [*] claim for an adjustment within [*] from the date HP gives notice to Supplier of the change and HP agrees [*] to the adjustment.

         7.5 Option To Terminate. If the parties are [*], acting reasonably and in good faith, upon an adjustment pursuant to Section 7.3 above, [*] may without any liability terminate this Agreement as to any OEM Products affected, subject to the terms and conditions of Article (24) herein.

         7.6 Safety Standard Changes. Supplier will [*] give notice to HP if any upgrade, substitution, or other change to an OEM Product is required to make that product meet applicable safety standards or other governmental statutes, rules, orders, or regulations, even those that are not defined as Engineering Changes in Section 7.1 above. All affected OEM Products [*], [*], either be [*] for upgrade to current revisions or upgraded by Supplier [*] pursuant to the procedures outlined in Section 10.4 below. If an OEM Product meets applicable safety standards and other governmental requirements at the time of manufacture, HP and Supplier will [*] of any subsequent upgrade, substitution, or other required change required in an [*] based on good faith discussions between the parties. If such discussions render no [*] solution, the parties may either mutually agree to escalate the matter to their respective vice presidents or general managers, as applicable, or in the alternative, [*].

         7.7 Technical Cooperation. Subject to the confidentiality provisions in Article (21) below, during the term of the Agreement, the parties will discuss architecture and explore the possibilities for technically integrating Supplier and HP products. Each party will designate a technical representative to lead these discussions as well as to address other technical issues relating to the product enhancements and

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                  co-marketing alliance. Supplier agrees to share and review with HP engineers the following for current and future products (which such information shall not be unreasonably withheld or delayed):

                  (a)      [*];

                  (b)      [*] information necessary for HP [*] efficiently;

                  (c)      [*] information necessary for HP [*] problems;

                  (d)      [*] issues and resolution for such items, and;

                  (e)      New product features and quarterly roadmap.

8.       QUALITY

         8.1 Quality Programs. Supplier agrees to maintain [*] quality program for all OEM Products. Supplier's program will be in accordance with the current version of [*], and if applicable, any additional or substitute quality requirements agreed to by the parties in writing. Supplier will, upon HP's request, provide to HP copies of[*].

         8.2 HP's Right To Inspect. Supplier grants HP the right to inspect (upon reasonable notice and during normal business hours) [*], the OEM Products and all associated [*]. [*] may be inspected at any time during the Term or any extensions thereof. HP's inspection may be for any reason [*] related to this Agreement, including to assure Supplier's compliance with HP's requirements. HP's right of inspection will apply as well[*]. Supplier will inform [*] of HP's right to inspect, and, if necessary, use all reasonable efforts to secure such rights for HP.

9.       WARRANTIES

         9.1 Product Warranties. Supplier represents and warrants to HP that, for a period of [*] months from the date of [*] for each hardware OEM Product unit (excluding SFP's) and [*] for each Software and [*] OEM Product, that all OEM Products under this Agreement will:

                  (1) Be manufactured, processed, and assembled by Supplier or by companies under Supplier's direction;

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                  (2)      Conform to the then-current Specifications and other
                           criteria referred to in this Agreement or agreed to by the parties in writing;

                  (3)      Be new, except as otherwise provided by the parties;

                  (4) Conform strictly to the requirements of all Orders as set forth under the terms and conditions of this Agreement;

                  (5) Be free from defects in design, material, and workmanship;

                  (6)      [*].

         9.2 OEM Product [*] Warranties. Supplier represents and warrants with regard to all OEM Products (including Software and Documentation to the extent included with, licensed, or distributed in conjunction with OEM Products) that, subject to the terms and conditions of Article (15) herein, not to Supplier's reasonable knowledge, violate or infringe any third party Intellectual Property Rights and Supplier warrants that it is not aware of any facts upon which such claim could be made. If Supplier learns of any claim or any facts upon which claim could be made, it will promptly notify HP of such information.

                  Notwithstanding the foregoing, a breach of this Section 9.2 in no way constitutes a material breach of the Agreement. If Supplier breaches this intellectual property warranty, HP may immediately [*] and may immediately cancel any unfilled accepted Orders without liability, such remedies being in addition to any other remedies provided by this Agreement, or otherwise available to HP under law or equity, subject to the limitation of liability in Article (23) below. If a U.S. District Court or any court worldwide adjudges that Product, or any item or part thereof, infringes any United States Patent or any patent worldwide, irrespective of whether further right of appeal lies available to Supplier, or if Product or use is enjoined at any stage of the proceedings, any unfilled Accepted Orders [*] without liability for HP. Supplier will have responsibility and is obligated for a breach of the foregoing warranty to the extent that any Product is used in an infringing system and the Product does not have a substantially non-infringing use.

         9.3      Warranty Periods. All warranties set forth in Sections 9.1 and
                  9.2 above will [*] payment by HP. The warranties set forth in Sections 9.1(2) and 9.1(5) are effective upon Delivery, are continuing, and will remain in effect for the longer of Supplier's normal warranty period or as stated in Exhibit (H) following acceptance of the OEM Product. All warranties set forth in Section 9.2 are effective at Delivery, are continuing, and will remain in effect [*].

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         9.4      Software and Documentation Warranty. If Product includes or constitutes Software, Supplier provides additional warranties, and warrants Software and related Documentation as set forth in Exhibit (I).

         9.5 Services and Support Warranty. Supplier warrants that all Services and Support will be provided in a professional and workmanlike manner by competent, experienced personnel possessing suitable expertise in the subject matter.

         9.6 Compliance with Applicable Law. [*] warrants that it will comply with Applicable Law in its performance under this Agreement.

         9.7      Warranty Exclusions. The warranties specifically set forth in
                  Section 9.1(1-5) will not apply to any OEM Product or Parts to the extent such OEM Product or Parts: (i) have been improperly installed, repaired, altered, or otherwise modified (other than by Supplier or Supplier's authorized Subcontractors);
                  (ii) have been subjected to misuse, abuse, negligence or accident; (iii) have been used in a manner contrary to Specifications or Supplier's written instructions or Documentation; (iv) are comprised of materials provided or a design stipulated by HP and not approved by Supplier in writing or; (v) are used Product or Parts (to the extent HP may have waived Section 9.1 in a particular instance), and do not cover normal wear and tear.

         9.8 DISCLAIMER. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, SUPPLIER MAKES NO OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, REGARDING PRODUCT INCLUDING MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE.

         9.9 [*] Warranty. In addition to the warranties specified above, Supplier warrants to HP all OEM Products [*] against [*] for a period of [*] after [*] of such OEM Product unit. An [*] means:

                  (a) unit failures that (i) are caused by [*] failure or defect, provided that such failure or defect is attributable to Supplier, and (ii) [*] [*] of the [*] (as listed in Exhibit
                  (H), Section 4.1), [*] [*] [*] , or;

                  (b) the occurrence of more than one failure classified as a Hazard Class (2) or higher safety incident defined as (i) a [*] condition that is likely to produce [*] bodily injury or property damage and is likely to occur after a single event, or (ii) a noncompliance event involving a safety-related standard, license, or testing agency evaluation, or;

                  (c) any known problem which, in HP's [*] subject to Supplier's concurrence (which such concurrence shall not be unreasonably withheld or delayed) creates a

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                  significant risk to the health or safety of individuals who operate the OEM Product or to the continuous business operations of companies or organizations that employ the OEM Product for an intended or reasonably foreseeable use.

10.      SUPPORT SERVICES

         10.1 General. Supplier will provide trained HP support personnel with Support for the OEM Products as specified in Exhibit (D). Supplier will maintain such number of qualified personnel as is necessary to provide timely and knowledgeable maintenance and support service in accordance with the terms and conditions of Exhibit (D). Supplier warrants that all Support will be provided in a professional and workmanlike manner. HP will provide direct maintenance and support to HP's customers with respect to the use of the OEM Product as distributed with HP Products. Supplier and HP will maintain and support each OEM Product distributed by HP for [*] and [*] after the date of last Shipment Date by Supplier to [*] [*] of each OEM Product unit. HP acknowledges that Supplier may independently offer and provide support services to OEM Product customers; however, in no event may Supplier use HP Confidential Information or HP Property to direct or provide such support without HP's prior consent. Response times and problem classification for the OEM Products are as set forth in Exhibit (D).

         10.2 New HP Products. Upon request by HP, Supplier will use reasonable efforts to provide HP with the OEM Products adapted for use with new releases of HP Products within timeframes and at such additional costs, if any, to be negotiated by the parties, provided that HP makes available to Supplier such HP Property as may be reasonably necessary for Supplier to develop any adaptation.

         10.3 New Product Supply Assurance. Supplier agrees that, during the term of the Agreement and any extensions thereof, any such newer products will be made available to HP for shipment [*] the [*] date made [*] by Supplier to [*] with [*] volumes of OEM Products (as measured over Supplier's most recent [*]), and shall be made available to HP in [*] quantity to accommodate all HP Orders within Forecast designating such newer products. In the event of any allocated OEM product status initiated by Supplier, Supplier will [*] give all HP Orders [*] and [*] than that given to Supplier's [*] with [*] volumes of OEM Products (as measured over Supplier's most [*]), with such [*] to be made on a [*] between HP and Supplier's [*].

         10.4 HP Property. HP may, at HP's sole election, provide to Supplier HP Property under the terms of an HP Equipment Loan Agreement attached as Exhibit (E) to this Agreement, solely for use in Supplier's manufacturing, testing, adapting and

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                  supporting the OEM Products. All HP Property will be clearly segregated from Supplier's property and identified as the sole property of HP. HP Property may not be transferred, assigned, loaned or otherwise encumbered in any way. HP Property may be provided to third parties for fulfillment of Supplier's obligations hereunder only upon HP's prior written consent. HP property will be returned to HP, [*], upon termination of this Agreement.

         10.5 Substitute Products. If Supplier develops any generally available products that are to replace the OEM Product(s) or that are the same or substantially similar to the OEM Products available under this Agreement, HP will have the right to substitute the newer products at [*] as the substantially similar OEM Products for all subsequent purchases under this Agreement. Such substitute products must be compatible with the current version of the OEM Products.

         10.6     Failure Rate. Notwithstanding that the warranties given in
                  Section 9.1 above apply to [*] of the hardware components of OEM Products, Supplier and HP acknowledge that a failure rate equivalent to the rates as measured over [*] set forth in
                  Section 4.1 of Exhibit (H) is expected. If the actual failure rate for OEM Products exceeds this expected rate, Supplier will provide additional engineering and technical support needed to bring the actual failure rate within the specified failure rate.

         10.7 Class Failure Remedies. Upon the occurrence of any of the following events: (i) a failure rate exceeding[*]; (ii) [*]; or (iii) a safety standard change under Section 7.5 above (each referred to as a "Class Failure"), HP will have the following additional remedies for a [*] period after [*] of such OEM Product unit(s):

                  (1) In the event of a Class Failure, Supplier will use its reasonable efforts to provide a initial root cause analysis, failure analysis, and corrective action plan to HP no later than [*] following the receipt of the Class Failure part. HP will make available such information and assistance as reasonably required to allow Supplier to conduct its root cause analysis and provide its corrective action plan.

                  (2) If, after review of the root cause analysis and corrective action plan, [*] determines in its [*] opinion that the Class Failure necessitates [*] may then elect to have the OEM products: (i) returned to Supplier for repair or replacement; (ii) repaired or replaced by Supplier in the field; or (iii) repaired or replaced by HP in the field, including products in distributor inventory and HP's installed base. [*] perform a field repair, [*] the appropriate replacement OEM products, spares, or upgrades [*]

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                           and will, within [*] after completion[*]. Supplier
                           will give such OEM products, spares, or upgrades Supplier's [*] [*] [*].

         10.8 Survival Of Support Obligations. Supplier's maintenance and support obligations specified in this Article (10), and in the Support Terms in Exhibit (D) will run for the Term and any additional periods under Section 1.3 above and will continue for a period of [*] after the date of last Shipment Date by Supplier to [*] [*] of each OEM Product unit. This obligation includes, without limitation, making necessary Parts available to HP as further provided in the Support Terms.

11.      OBSOLESCENCE AND MANUFACTURING RIGHTS

         11.1 [*] Rightst. In the event HP becomes entitled to terminate this Agreement [*] in accordance with Article (20) hereunder, then Supplier shall [*] [*] to [*] purchase orders [*] OEM Products at the [*] [*] Supplier can demonstrate to HP's reasonable satisfaction that its performance is no longer impaired. This Section is not intended to [*] [*] a royalty-free license to use, manufacture, sell or import the Products. Instead, it is intended to permit [*] [*] Products [*] [*] in limited circumstances; under such circumstances, [*] will [*] [*] [*] set forth hereunder for the OEM Products ordered pursuant to this Section.

         11.2 [*] Rights. Subject to the terms and conditions of this Agreement and specifically that of Section 19.1 below, Supplier acknowledges its obligation to manufacture, supply, and support the OEM Products [*]. If, however, after [*] of such products, Supplier seeks to discontinue the supply or support of any OEM Product (a "Discontinued Product"), Supplier will give notice to HP no less than [*] in advance of the last date the Discontinued Product can be ordered. After receipt of notice of discontinuance, HP may, at its option:

                  (1) [*] [*] [*] [*] as set forth in [*] above if during [*] such product discontinuance event occurs, or;

                  (2)      In accordance with the terms and conditions of this
                           Section 11.2, place orders for any demand during the [*] of such notice for delivery of Discontinued Products prior to the end of the notice period. To the extent that such orders exceed HP's previous Forecast for such Discontinued Products, the orders shall be non-cancelable. Supplier shall accept only forecasted orders in the [*] of the stated notice period, and such orders shall be non-cancelable. All shipments must be completed prior to the end-of-life date stated in such notice by Supplier to HP above, or;

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                  (3)      Subject to the terms and conditions of Section 11.3
                           below, [*].

         11.3 HP's Right [*]. In the event of: (i) an uncured breach by Supplier of this Agreement as defined in Sections 20.2 (3),
                  (4), and (5) that causes a cessation in the supply of OEM Products to HP (and such cessation is not due to a force majeure event as described in Article (19)) and; (ii) as part of the Resolution Process outlined in Section 20.5, HP demonstrably showing that the [*] available to HP under Sections 11.1 and 11.2 above are [*]. In evaluating the extent to which an [*]," [*] shall consider without restriction: (1) the time required to implement [*], (2) the cost of implementing the [*], and (3) the risks involved in implementing [*]. If [*] will be [*] for a period of [*] and thereafter subject to a [*] at a [*] approximately [*] to the[*].

                  11.3.1 Supplier will furnish to HP all [*] relating to the Discontinued OEM Product at Supplier's [*] within [*] after HP has notified Supplier of HP's exercise of its rights under this Section 12.2. HP will [*] on such [*] within [*] after receipt of Supplier's invoice or receipt of such [*], whichever is later. If HP [*] to obtain possession of any such [*] [*] [*] Supplier's invoice.

                  11.3.2 Supplier will furnish to HP within [*] after HP's written request, the names and addresses of [*]. Supplier will use [*] efforts to enable HP to [*].

                  11.3.3 Supplier will furnish to HP [*] [*] deemed necessary [*] to service and support the Discontinued OEM Product.

                  11.3.4 Supplier will [*] it may have with third parties [*] Discontinued OEM Product.

         11.4 Consulting Services. In support of [*] or other services provided to HP herein, Supplier will, upon HP's request, provide additional consulting services at the rate of [*], plus [*].

12.      TRAINING

         12.1 Technical Training. Supplier will provide to HP [*] technical training classes for HP technical personnel. The schedule for such classes will be as mutually agreed in writing by the parties, with the first of such training provided by Supplier no later than [*] before FCS (first customer shipment) for each respective OEM Product. Each class provided by Supplier under this Section will accommodate at least [*] HP personnel, and will be made available at Supplier's designated training site in San Jose, California. At HP's sole election and upon not less than

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                  [*] advance notice to Supplier, after the first training class is provided by Supplier, Supplier will provide the [*] [*] [*] [*]. All such training provided by Supplier will be [*]. Supplier will maintain a designated training contact for HP learning products personnel, and will provide technical support to an HP trainer for the first [*] classes taught by HP utilizing the training provided hereunder by Supplier. HP may further request and Supplier will provide, for up to [*]
                  HP technical personnel, additional training [*] as reasonably necessary to inform HP personnel of each upgraded, enhanced, or new version of the OEM Products. Other training (including without limitation Supplier's Educational Services technical training) will be provided upon mutually agreed terms and conditions.

         12.2 Presales Training. Supplier will provide to HP no later than [*] before FCS for each respective OEM Product, presales training at Supplier's San Jose, California facility sufficient to cover up to [*] HP trainers in order to allow HP to become fully familiar with the OEM Product and its market. Such training will be [*]. HP may further request and Supplier will provide additional training [*] as reasonably necessary to inform up to [*] HP personnel of each upgraded, enhanced, or new version of the OEM Products.

         12.3 HP's Rights in Training Classes and Materials. Subject to the provisions of Article (21) herein, HP may [*] [*] under this Agreement (excluding Supplier's Educational Services classes, methods, and materials). None of the training materials provided [*] by Supplier to HP under this Article (12) may be offered for resale by HP to HP's Customers. Supplier will provide all such presales training and technical training materials to HP no later than [*] before FCS for each respective OEM Product.

13.      MARKETING AND LICENSING

         13.1 Marketing and Distribution. HP will have the authority to market the OEM Products and the HP Products containing the OEM Products to the extent it deems appropriate and in its [*]. Without limiting the generality of the foregoing sentence, nothing in this Agreement shall be construed or interpreted to place a [*] obligation upon HP with respect to marketing or distributing the HP Products or OEM Products or to preclude HP from independently developing, purchasing, licensing, or marketing any product which performs the same or similar function as the OEM Products. HP will have the right to use its own business and license terms for all marketing and distribution of the OEM Products and HP Products. HP will take all reasonable steps to describe OEM Products accurately.

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         13.2     Distribution Rights. For so long as HP has the right to
                  distribute any of Supplier's OEM products by virtue of any then-current agreement between HP and Supplier, Supplier [*] [*] the OEM Products or any other OEM products that perform the same or similar functionality; provided that nothing in this Section 13.2 shall be construed to prevent Supplier from [*] [*] [*] [*] [*] , or; (ii) [*] to whom Supplier has [*]
                  [*]. For purposes of this Section 13.2, an [*] is any person or entity who purchases the OEM Product[*].

         13.3 Sales and Marketing Activity. During the Term of this Agreement and any extension(s) thereof, Supplier shall, upon request of HP, deliver to HP [*] sales, training, product, educational, and marketing collateral intended by Supplier for use in the distribution, sale, or marketing of the OEM Products. All such collateral content intended by Supplier for use with the OEM Products shall be developed by Supplier and provided to HP in electronic form. All such collateral and related sales activity from or by Supplier, its employees, agents, and subcontractors (excluding Supplier's current and future indirect channels of distribution that are resellers, service bureaus, third party distributors, or third party OEMs (any of which who are neither owned nor controlled in whole or in part by Supplier) which in turn sell or distribute the OEM Products to End Users), which is intended by Supplier for [*] shall be first coordinated through the HP-designated business contact as listed in Exhibit (G) attached hereto [*], before Supplier may direct any such collateral or sales activity to such HP customers.

         13.4 POS Data. For the term of the Agreement, HP shall provide to Supplier, on a monthly basis, "Point of Sale Data" relative to the OEM Products. Within [*] after the end of each calendar month, HP shall provide a Point of Sale Data report covering the sales during that month. For the purposes of this Agreement, "Point of Sale Data" shall refer [*] to: the geographic location, separated by country internationally and by zip code domestically, of each of the OEM Products sold by HP (as determined by the "ship to" address); the HP Product Number identification for each of the Products sold; and the total number of the Products sold. [*] provide the Point of Sale Data. Such Point of Sale Data shall be deemed Confidential Information subject to the provisions of Article 21 (Confidentiality) of the Agreement. This Point of Sale Data shall only be used for [*]. Supplier will destroy the provided data as soon as its legal obligation to maintain it is fulfilled.

         13.5 Software License. Supplier hereby grants to HP, under Supplier's Intellectual Property Rights, a non-exclusive, worldwide, license to use, display, distribute, import, and disclose the Software both separately and in combination, in object code format only, and only for use in conjunction with the support and distribution of OEM Products or associated HP Products. The license grant under this Section 13.5 includes the right of HP to sublicense distributors, resellers, and

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                  other third parties solely to the extent necessary to allow HP to distribute and support the OEM Products and associated HP Products through HP's distribution and support channels. The rights granted to HP under this Section 13.5 also include the right of End Users to continue use of the Software in conjunction with the operation of the OEM Products so long as they are not in breach of the HP End-User license agreement issued with the particular OEM Product(s), and HP shall retain the license set forth above for the sole purpose of assisting End-Users with the maintenance and support of the OEM
                  Products. The rights granted in this Section 13.5 shall also apply to all subsequent versions or revisions of the Software that are provided to HP either at no charge or for a fee, as described in Exhibit (C), whether generally or privately released, including all bug fixes, error corrections, updates, enhancements, license keys, or minor modifications of the Software or Documentation released for use with the OEM Product(s) during the Term of the Agreement and any extensions thereof, and irrespective of whether such subsequent versions or revisions are differentiated by version number (e.g., 1.x or x.1) or nomenclature. Notwithstanding the foregoing, Supplier may offer and HP may choose to purchase paid Software upgrades at mutually agreed pricing.

         13.6 Device Object License. Supplier will use all reasonable efforts to develop, test, and distribute to HP [*] a device object applicable to HP's OpenView Storage software product according to the specifications and requirements set forth in HP OpenView Storage Area Manager Developer's Guide, Edition 1200, as referenced in Exhibit (A-6) attached hereto. Supplier hereby grants to HP, under Supplier's intellectual property rights, a non-exclusive, worldwide license to use, reproduce, display, translate, import, disclose, distribute, modify and prepare [*] compilations of such device object as developed by Supplier, for use with OEM Products and HP Products. These rights are exercisable in any medium. Such license will include the right of HP to sublicense distributors, resellers, and other third parties to achieve the foregoing.

         13.7 License to the Documentation. Supplier hereby grants to HP, under Supplier's intellectual property rights, a non-exclusive, worldwide license to use, reproduce, display, import, disclose, distribute, and prepare compilations of the Documentation and compilations based upon the Documentation for use in conjunction with the support and distribution of Software. These rights are exercisable in any medium. Such license will include the right of HP to sublicense distributors, resellers, and other third parties to achieve the foregoing. The right to prepare compilations is granted solely for the purposes of combining Documentation of more than one Software, condensing Documentation, and formatting and preparing Documentation for user accessibility. The rights granted to HP under this Section 13.7 are subject to the payment obligations as generally set forth in Article (4) above and more particularly in Exhibit (C)

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                  attached hereto provided, however, that (a) End-Users shall be permitted continued use of the Documentation in conjunction with the operation of the OEM Products so long as they are not in breach of the HP End-User license agreement issued with the particular OEM Product(s), and (b) HP shall retain the license set forth above for the purpose of assisting End-Users with the maintenance and support of the OEM Products.

         13.8 License to Photograph (Marketing Materials). Supplier hereby grants to HP, under Supplier's intellectual property rights, a non-exclusive, worldwide license to capture visual images of the Software screen displays and packaging, the Documentation and the CD-ROM, if any, and to use, reproduce, display, perform, distribute, import and modify such photographs and modifications and images solely in connection with HP's marketing and support of the Software and training with respect to the Software. Such license will include the right of HP to sublicense distributors, resellers, and other third parties to achieve the foregoing. The rights granted to HP under this Section 13.8 are subject to Supplier's right to review and approve (which such approval shall not be unreasonably withheld or untimely delayed) any visual images submitted by HP (excluding HP's standard then-current trademarks, servicemarks, and logos), and the payment obligations as generally set forth in Article (4) above and more particularly in Exhibit (C) attached hereto.

         13.9 Restrictions. HP will not decompile, reverse engineer, disassemble, or otherwise modify any Software without written authorization from Supplier, except as permitted by law.

         13.10 Localized Versions. The licenses granted hereunder with respect to the Software and associated Documentation will include all localized versions thereof available from Supplier. In the event HP reasonably requires a localized version of the Software, then Supplier agrees to negotiate [*] the commercial terms and conditions under which such localized version would be produced for HP. All of the licensing terms for such localized version would be consistent with this Agreement.

         13.11 Limited Right of Sublicense and License. The parties expressly agree that no right of sublicense to the Software is hereby granted under this Agreement by Supplier to HP except for the right of HP to sublicense the Documentation and object code of the Software directly to End-User Customers. Based on Supplier's representations herein, HP agrees that Supplier is the owner of the Software and Documentation contained in the OEM Products.

         13.12 Localized Software. The licenses granted hereunder for the Software and Documentation shall include any localized version(s) thereof which Supplier

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                  publishes or makes generally available during the Term of this
                  Agreement and any extension(s) thereof.

         13.13 End User License Terms. Supplier hereby grants to HP the right to use and HP will use its then-current standard form software license terms for marketing and licensing Software under this Agreement. Such terms will be substantially in the form of that as set forth in Exhibit (I) attached hereto.

         13.14 No Rights In Marks. Except as otherwise specified in this Agreement, nothing in this Agreement should be construed to grant either party any rights in the Marks of the other party. HP and Supplier acknowledge, however, that HP may use the name of Supplier and the name of the OEM Products in advertising and marketing the OEM Products or the HP Products. The OEM Products will be affixed with copyright notices sufficient to give notice as to the rights of the parties in their respective products.

         13.15 HP Marks. Supplier will ensure that the OEM Products contain the HP Marks, serial number, format, and packaging specified by HP and conforming to the HP specifications as set forth in Exhibit (A). Except as provided herein, Supplier will have no other right or license in any HP Marks.

14.      LOSS OF BUSINESS CONTROL

         14.1 Business Continuity. Supplier will develop and keep current a formal business continuity plan that details Supplier's strategies for response to and recovery from a broad spectrum of potential disasters that could disrupt operations and timely delivery of Product, material and services required pursuant to this Agreement.

         14.2 Safety, Security and Fire Protection. Supplier will be responsible for maintaining [*] [*], [*] all warehouse and storage facilities and operations (except HP Warehouses) in accordance with applicable and prudent safety, security, fire protection standards. Supplier will allow [*] such facilities and operations and will cooperate in the resolution of recommendations for improvement.

15.      INTELLECTUAL PROPERTY PROTECTION

         15.1 Supplier's Duty to Defend. Except as provided in Section 15.4, Supplier will, to the maximum extent permitted by law, [*] and[*] , on a worldwide basis, HP, [*], officers, directors, employees, agents and representatives (individually, an "Indemnitee" and collectively, "Indenmitees") from and against any [*]:

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                  (i)      any [*];

                  (ii) any combination of any [*] with an [*] in an application which is intended by Supplier or reasonably inferable as intended by Supplier from Specifications, Supplier's written designs or Documentation, where there is no substantial non-infringing use of the indemnified Product other than as part of that combination;

                  (iii)    any [*];

                  (iv)     any [*];

                  (v)      a [*], or;

                  (vii) anything else (including [*]) provided as part of [*];

                  or use of any of the foregoing, constitutes an [*] "IP Claim"). Supplier will have the same duty [*] as set forth in the previous sentence in cases where any of the following applies with respect to an IP Claim: (a) there is a breach of [*] [*] ; (b) [*] is a direct infringer; (e) [*] is a contributory infringer; or (d) [*] has induced infringement. Without limiting the generality of the foregoing, Supplier will pay [*] incurred by Indemnitees and will pay any[*].

         15.2 HP's Duty to Notify. HP will give Supplier [*] notice of any IP Claim. If Supplier assumes defense of such IP Claim without reservation of rights, HP will provide Supplier the authority, information and reasonable assistance (at [*] expense) necessary to defend. Supplier will control defense, and HP will not settle such IP Claim without Supplier's consent, [*]; provided that if Supplier does not diligently pursue resolution of such IP Claim or fails to provide HP, upon request at any time and from time to time, with reasonable assurance that it will diligently pursue resolution, then HP may, without in any way limiting its other rights and remedies, defend the claim [*]. Any settlement or compromise Supplier desires to enter into will be [*]. HP and any other Indemnitee may, in its or their discretion, participate in the defense of such IP Claim.

         15.3 Actions After Injunction or Order. If the use or combination of any Product is enjoined, if the combination of any Product with an HP Product is enjoined where such combination is intended by Supplier or reasonably inferable from Specifications, Supplier's written designs or Documentation or if a court or government agency enters an injunction or order forbidding the importing of any Product or preventing the Delivery of any Product to HP (any of which Product being referred to as "Infringing Product"), Supplier [*], as may be reasonable under the facts and circumstances and within a [*] time, [*], and having reviewed its options with HP:

                  15.3.1 Procure for HP and its customers the right to continue using or combining the Infringing Product;

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                  15.3.2   Replace the Infringing Product with a non-infringing
                  Product acceptable to HP and of equivalent form, fit, function and performance;

                  15.3.3 Modify the Infringing Product to be non-infringing, without detracting from form, fit, function or performance; or

                  15.3.4 Replace the Infringing Product with a non-infringing Product acceptable to HP and of equivalent form, fit, function and performance from a third party supplier on HP's approved vendor list at the time of the infringement and pay to HP the sum of: (a) [*].

                  If none of the foregoing options is commercially achievable, HP may return the affected Product, and Supplier will [*] with respect thereto.

                  In addition to the above, Supplier will pay HP [*]. If a change in any Product or the use thereof is required due to an IP Claim, Supplier will [*] HP for its [*] in procuring a reasonable substitute product, including [*].

         15.4 Limitations. Nothing in this Article (15) applies to any Product or Parts to the extent such Product or Parts (i) have been improperly installed, repaired, altered or otherwise modified (other than by Supplier or Supplier's authorized Subcontractors), (ii) have be subjected to misuse, abuse, negligence or accident, (iii) have been used in a manner contrary to Specifications or Supplier's written instructions or Documentation or (iv) are comprised of materials provided or a design stipulated by HP and not approved by Supplier in writing to the extent that the claim arises from Supplier's compliance with a Unique Specification; provided that all implementations of that Unique Specification necessarily constitute or require an unauthorized use or infringement of a third party Intellectual Property Right and Supplier is unaware of such unauthorized use or infringement; and provided further that Supplier (a) has not [*] such Unique Specification, (b) has not provided [*] such Unique Specification or (c) has not [*] to such Unique Specification. To the extent that any of the foregoing limitations would otherwise apply, it will not apply where the Product is claimed to be an unauthorized use, misappropriation or infringement on account of a manufacturing process used by Supplier unless HP has required Supplier to use in manufacture of such Product the particular manufacturing steps that resulted in such claim.

16.      TRADE REQUIREMENTS

         16.1 The parties understand that this Agreement is subject to compliance with U.S. and other national export, import, customs and trade-related laws and regulations and

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                  Supplier understands that it is responsible for implementing procedures to ensure its material compliance with all guidelines established under the HP Regional Trade Guidelines as set forth under Exhibit (K) attached hereto; provided however, that to the extent Supplier, upon timely advance notice, can demonstrably show that compliance with any particular provision would create a significant hardship, then HP and Supplier will negotiate in good faith to resolve such objection. The parties acknowledge that they are knowledgeable about all such laws, regulations, and HP requirements and agree to comply with the same as applicable.

         16.2 Supplier, at each of its sites, is responsible for determining the appropriate country of origin ("CO") for the product(s) it manufactures or assembles for HP and for marking these products in accordance with the requirements set out in BF Regional Trade Guidelines. Further, Supplier will cooperate fully with HP in supplying data to facilitate HP's origin reporting requirements and qualification for preferential origin programs such as NAFTA, IFTA, FMF, EXIM and the like including, but not limited to, [*].

         16.3 The following trade data elements must be able to be printed out or be capable of being transferred electronically on each commercial invoice prior to shipment of Product and must be sent to HP via the standard electronic/EDI shipping confirmation signal:

                  -        Country of Origin [*]

                  -        Import Country HTS Classification [*]

                  -        ECCN [*]

                  -        License [*]

                  -        Destination Control Statement

                  -        HP Part Number

                  -        Appropriate INCOTERM

                  Further, Supplier must maintain, and reproduce upon demand, all documentation relating to the international transport of HP goods for a period of not less than [*] from the date of each shipment. All such record keeping system will comport with the legal requirements of the U.S. and other nations including, but not limited to, requirements set out in Parts 762 and 772, U.S. Department of Commerce, Export Administration Regulations and the U.S. Customs Record-Keeping Regulations, 19 C.F.R. 163.

                  Supplier will provide [*] notice to HP (via the site's appointed HP representative) in the event of an action by the U.S. or other national government customs/export authorities that relates specifically to goods or services provided to HP by Supplier's sites.

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                  Supplier will afford HP, and HP's duly appointed agents,
                  reasonable [*] for trade compliance audit purposes and further agrees to respond in a timely manner to HP's requests for production of trade control records and to comply with all [*].

         16.4 Supplier must be capable of producing accurate and complete shipping documentation for each Supplier site and each shipment from such site. Supplier is responsible for knowing and understanding shipping documentation standards applied in the normal course of international business and for knowing and understanding additional requirements outlined in HP Regional Trade Guidelines.

         16.5 Supplier is responsible for knowing and understanding the terms of sale governing its agreement(s) with HP. Supplier is responsible for understanding the scope of its responsibilities under the applicable sales term(s), for ensuring that [*] are likewise educated, and for implementing procedures to ensure that the site, the site's employees and the site's agents fulfill the Supplier's responsibilities under the applicable term(s).

         16.6 For each transaction where HP is to be importer of record, the Supplier is responsible for ensuring that commercial documentation accurately reflects the actual price paid or payable between HP and Supplier's site. It is Supplier's responsibility that each of its sites reconciles its financial records against commercial documentation in order to validate HP's use of transaction value, whenever possible, for declarations to Customs. When transaction value cannot be applied, Supplier will apply sequentially the World Trade Organization ("WTO") valuation rules for HP transactions. Supplier acknowledges that it is knowledgeable about the requirements for transaction value declarations and agrees to comply with same.

         16.7 Duty Drawback. Unless otherwise requested, Supplier will allow HP to be the importer of record for all Deliveries. If HP is not importer of record and Supplier obtains duty drawback rights to Product, Supplier will, [*], provide HP with documents required by the customs authorities of the country of receipt to prove importation and to transfer duty drawback rights to HP if HP has paid [*] deposit of the subject duties.

17.      CLASSIFICATION AND LICENSING AUTHORITY

         17.1 Where Products are of HP's design, technology, software or manufactured to HP's functional specification, HP will assist the Supplier in the export of the commodities by providing Export Control Commodity Numbers ("ECCN") and Harmonized Tariff Code Numbers ("HTS") on behalf of HP's subsidiary

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                  Hewlett-Packard International GmbH ("HPIG"). Supplier will comply with Applicable Law governing import or export of Product and will be solely responsible for obtaining all requisite licenses and other authorizations. Supplier will not export, re-export or otherwise disclose, directly or indirectly, technical data or the direct product of such technical data received from HP without HP's prior knowledge and written consent.

         17.2 Supplier's Declaration. Where Products are of Supplier's design, technology, software or manufactured to the Supplier's functional specification; the Supplier will provide HP with the correct ECCN or with sufficient technical information to determine classification. Additionally, the Supplier must provide any additional information that it knows will affect the determination of license authority.

         17.3 Country of Origin Marking. The Supplier will mark the containers, in English, as well as all Product and Spares with the Country of Origin, in compliance with Section 304 of the United States Tariff Act. If the Product or Spares itself cannot be marked legibly due to size, then its immediate container must be marked with a signed certificate stating Country of Origin (manufacture) by quantity and part number (HP's and Supplier's).

18.      GOVERNMENTAL COMPLIANCE

         18.1 Duty to Comply. Supplier, its agents, employees and Subcontractors will comply with all Applicable Law in its performance of this Agreement. Upon request, Supplier agrees to [*] any applicable law or regulations. HP is neither responsible for monitoring Supplier's nor Supplier's Subcontractor's compliance with any Applicable Law.

         18.2 Social and Environmental Responsibility. Supplier warrants that in all countries in which Supplier and, to Supplier's knowledge, information and belief, Supplier's authorized Subcontractors do business, its and their operations comply with all applicable laws and regulations governing protection of the environment, employee health and safety, and labor and employment practices, including but not limited to, laws and regulations relating to working hours, working conditions, wages, benefits, child labor, forced labor, freedom of association and equal employment opportunity. Supplier [*] HP Supplier Social and Environmental Responsibility Agreement and comply with HP's Supplier Code of Conduct (www.hp.com/go/supplierE), [*].

         18.3 Environmental Requirements. Without limiting the generality of Sections 18.1 and 18.2 above, Supplier warrants and agrees that:

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                  18.3.1   Product Content. All Products and their packaging
                  will comply with HP's General Specifications for Environment, DWG No. A-5951-1745-1 www.hp.com/go/supplierE) and, for purposes of this Agreement, such specifications are part of the Specifications for the Product.

                  18.3.2 Shipment. All Products will be shipped in conformance with all applicable national and international transportation regulations including, where applicable, regulations regarding chemicals and hazardous materials or dangerous goods, including regulations regarding fumigation and aeration. All packaging materials, including pallets, [*] where applicable.

                  18.3.3 Chemical Substances. Each chemical substance contained in the Product [*] chemical substances compiled and published by the United States Environmental Protection Agency pursuant to the Toxic Substances Control Act.

                  18.3.4 Supplier will provide complete and accurate Material Safety Data Sheets (MSDS) for Product to HP prior to shipment.

                  18.3.5 Environmental Information. Supplier will furnish HP any information reasonably requested by HP to confirm compliance with Applicable Law or to determine the environmental effects of materials included in the Products or in its packaging.

                  18.3.6 Supplier will comply with all Applicable Law governing import or export of Product and will be solely responsible for obtaining all requisite licenses and other authorizations.

                  18.3.7 Disposition of Excess Materials. Supplier will recycle or dispose of any excess or waste materials generated from manufacture of Product [*] in compliance with the provisions of this Agreement, Applicable Law [*].

                  18.3.8 Manufacturer will continuously implement and maintain processes and policies designed to protect the environment at any facility at which Product manufacturing operations are performed under this Agreement.

                  18.3.9 Take Back. Supplier will accept back [*] material included in the Product or its packaging returned freight prepaid by HP from any country that legally requires Product take back from the user at the end of the Product life.

         18.4     Ozone Depleting Substances. Supplier hereby certifies that [*]
                  Product:

                  18.4.1 Contains any "Class I Substance" or "Class II Substance" as those terms are defined in 42 U.S.C. Section 7671 and implementing regulations of the United

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                  States Environmental Protection Agency at 40 C.F.R. Part 82,
                  as now in existence or hereafter amended; or

                  18.4.2 Has been manufactured with a process that uses any "Class I or Class II Substance."

         18.5 Procurement Regulations. HP is a commercial corporation that is also a contractor and subcontractor for the U.S. government. All of the Products to be purchased from Subcontractor by HP pursuant to a subcontract/purchase order in the United States, it's territories, possessions, the District of Columbia and the Commonwealth of Puerto Rico are deemed to be "Commercial Items" as defined in Federal Acquisition Regulation ("FAR") 2. 10 1, Part 12 and 52.202. 1
                  (c). Notwithstanding any other clause in HP's contract with the U.S. government, only those clauses identified in the clause at FAR 52.244-6 are required to be in agreements (subcontracts) for commercial items or commercial components. In addition, and in accordance with determinations made as a result of U.S. government audits, HP is required to flow down FAR 52.219-9, Small Business Subcontracting Plan, on all subcontracts/purchase orders with large business concerns that exceed $500,000 in value.

                  Pursuant to FAR 52.212-5(e) and/or FAR 44.402(b), subcontractor, meaning any supplier, distributor, vendor or firm that furnishes supplies or services to or for a prime contractor or another subcontractor in support of U.S. government business, [*] the following FAR clauses, [*]:

                  FAR 52.222-26, Equal Opportunity (February 1999)
                  FAR 52.219-8, Utilization of Small Business Concerns (October
                  2000)

                  APPLICABLE IF THE SUBCONTRACT/PURCHASE ORDER EXCEEDS $2,500:
                  FAR 52.222-41, Service Contract Act of 1965, as Amended (May
                  1989) if the purchase order is principally for the furnishing of services through the use of service employees.

                  APPLICABLE IF THE SUBCONTRACT/PURCHASE ORDER IS FOR $10,000 OR
                  MORE:
                  FAR 52.222-35, Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era (April 1998)
                  FAR 52.222-36, Affirmative Action for Workers with Disabilities (June 1998)

                  APPLICABLE IF THE SUBCONTRACT/PURCHASE ORDER EXCEEDS $500,000 AND SUBCONTRACTOR IS NOT A SMALL BUSINESS:
                  FAR 52.219-9, Small Business Subcontracting Plan (October
                  2000)

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         18.6     Anti-Terrorism Security Measures. Supplier acknowledges that its failure to comply with the laws, or regulations of any applicable governmental authority, U.S. CTPAT or equivalent security guidelines or TAPA[*] security requirements will be considered by HP as negligence and failure on the part of Supplier to provide due care for HP shipments. Supplier will be liable for all [*] imposed on HP, and [*], relating to Supplier's noncompliance with any such security regulations, guidelines or requirements.

19.      FORCE MAJEURE EVENTS

         19.1 Delaying Causes. Neither party will be liable for any delay in performance under this Agreement caused by any act of God or other cause beyond Supplier's reasonable control and without Supplier's fault or negligence including but not limited to fire, flood, war, embargo, riot or an unforeseeable intervention of any government authority, which causes complete business interruption (a "Delaying Cause"). A Delaying Cause does not include delays in transportation, [*] or economic considerations or inefficiencies. No Delaying Cause will suspend or excuse either party's obligations as set forth in Articles 15, 21, and 22.

         19.2 Occurrence of a Delaying Cause. Any party whose performance is affected by a Delaying Cause will notify the other party [*] upon commencement of a Delaying Cause and will provide its best estimate of the expected duration of such occurrence. Upon notice to Supplier during pendency of a Delaying Cause, HP may [*] unfilled Accepted Orders [*]. Any party whose performance is affected by a Delaying Cause will exercise reasonable diligence to overcome and effect cessation of the Delaying Cause and to mitigate effects thereof. Performance of the parties' respective obligations to purchase and sell Product will be suspended to the extent affected by, and for the duration of, a Delaying Cause, and during pendency of a Delaying Cause affecting Supplier's ability to make timely Delivery, HP may purchase replacement Product elsewhere and [*]. If, however, Supplier's performance is delayed for reasons set forth above for a cumulative period of [*] calendar days or more, HP, notwithstanding any other provision of this Agreement to the contrary, [*] issued hereunder by notice to Supplier.

         19.3 Resumption of Performance. The parties will resume performance under this Agreement once the Delaying Cause ceases, and HP may, upon written notice not later than [*] following such cessation, extend the Term up to the length of time the Delaying Cause endured.

20.      EVENTS OF DEFAULT

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         20.1     Notice Of Breach. If either party is in breach of any
                  provision of this Agreement, the non-breaching party may, by written notice to the breaching party, except as otherwise prohibited by the United States bankruptcy laws, terminate the whole or any part of this Agreement or any Order, unless the breaching party cures the breach within [*] after receipt of such written notice.

         20.2 Causes Of Breach. For purposes of Section 20.1 above, the term "breach" includes without limitation any:

                  (1) Proceeding, whether voluntary or involuntary, in bankruptcy or insolvency by or against a party;

                  (2) Appointment, with or without a party's consent, of a receiver or an assignee for the benefit of creditors;

                  (3) Failure by Supplier to make a delivery of OEM Products in accordance with the requirements of this Agreement or any accepted Order;

                  (4) Failure by Supplier to replace or repair Noncomplying Products in a timely manner as required by Article
                           (5) above; or

                  (5) Other failure by a party to comply with any material provision of this Agreement with additional failure to provide the non-breaching party, upon written request, with reasonable assurances of future performance.

         20.3 HP's Rights Upon Breach. In the event HP terminates this Agreement in whole or in part as provided above for a material breach by Supplier, in addition to any other remedies provided HP under this Agreement, HP may procure, upon such terms and in such manner as HP reasonably deems appropriate, products and services substantially similar in functionality to the OEM Product and services as to which this Agreement is terminated. Supplier agrees to continue the performance of this Agreement to the extent not terminated under the provisions of this Section.

         20.4 Purchase Hold. If any Eligible Purchaser having the right to purchase an OEM Product under this Agreement or under any other agreement with Supplier believes in good faith that an OEM Product is defective, then, irrespective of any other rights provided HP hereunder, HP may implement a [*]. Such [*] may be removed if HP reasonably believes that Supplier has taken sufficient action to correct the defect or given sufficient assurances that such defect will be corrected [*].

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         20.5     Escalated Resolution Process. In the event of any dispute
                  arising from or regarding the subject matter of this Agreement, the parties agree to negotiate in good faith an equitable resolution of the disputed matter. If the parties are not able to resolve the dispute within [*] of first written communication of the dispute, then the parties agree to escalate such resolution process to their respective Escalation Management as designated in Exhibit (G). The Escalation Management shall meet within [*] of escalation to resolve the disputed matter. If the dispute is not resolved within an additional [*] period from the end of the [*] period set forth above, then either HP or Supplier may commence legal, equitable, or other action upon providing the other party not less than [*] prior written notice of such intent.

21.      CONFIDENTIAL INFORMATION

         21.1 Confidential Information. During the Term, a party (the "Recipient") may receive or have access to certain information of the other party (the "Discloser") that is marked as "Confidential Information," including, though not limited to, information or data concerning the Discloser's products or product plans, business operations, strategies, customers and related business information. The Recipient will protect the confidentiality of Confidential Information with the same degree of care as the Recipient uses for its own similar information, but not less than reasonable care. Confidential Information may only be used by those employees of the Recipient who have a need to know such information for purposes related to this Agreement. Supplier will, upon HP's written request, use commercially reasonable efforts to cause any entity or person designated by HP to enter into a nondisclosure agreement which affords materially comparable protections for HP's Confidential Information as the Confidential Disclosure Agreement referenced in Exhibit (F). The parties acknowledge that all Technical Information and Forecasts are deemed Confidential Information to be protected for a term of [*] from date of disclosure.

         21.2 Exclusions. The foregoing confidentiality obligations will not apply to any information that: (a) is known by the Recipient prior to disclosure; (b) was developed by the Recipient prior to disclosure or is subsequently developed independently and without reference to the disclosure; (c) is or becomes publicly available through no fault of the Recipient; (d) is rightfully received from a third party with no duty of confidentiality; (e) is disclosed by the Recipient with the Discloser's written approval or; (f) is disclosed under operation of law.

22.      INSURANCE AND INDEMNITY

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         22.1     Without limiting any of the obligations or liabilities of
                  Supplier, Supplier will maintain [*] as long as this Agreement is in effect, insurance policies of the kind and limits listed below:

                  Worker's Compensation Insurance: Supplier will maintain Workers Compensation Insurance as required by Applicable Law having jurisdiction over Supplier's employees wherever work is to be performed under this Agreement.

                  Employer's Liability Insurance: Supplier will maintain Employer's Liability Insurance in an amount keeping with the law of the nation, state, territory or province having jurisdiction over Supplier's employees wherever work is to be performed under this Agreement [*].

                  General Liability Insurance: Supplier will maintain Comprehensive or Commercial General Liability Insurance (including but not limited to premises and operations, products and completed operations, broad form contractual liability, broad form property damage and personal injury liability) with a minimum limit of [*] combined single limit per occurrence and [*] in the aggregate, for claims of bodily injury, including death, and property damage that may arise from use of the Products or acts or omissions of Supplier under this Agreement. Each policy obtained by Supplier will [*] a loss covered thereunder.

                  Claims Made Coverage. If any policies have "claims made" coverage, Supplier will maintain such coverages [*]. Any such coverage must have a retroactive date no later than the date upon which work commenced under this Agreement.

                  Additional Requirements. All deductibles on policies providing coverage will be paid by Supplier. In the event Supplier is self insured for matters described in Article (14), Supplier agrees to respond to any claims or losses made against or incurred by HP in the same fashion as if insurance had been purchased with the same or broader coverage terms than what is generally available to similar Supplier's. In no event will the coverages or limits of any insurance required under this Article, or the lack or unavailability of any other insurance, be deemed to limit or diminish Supplier's obligations or liability to HP under this Agreement. In addition, where allowed by law [*].

                  All insurance policies will be written by a company authorized to do business in the territory and jurisdiction where the project is located. In no event will the coverage or limits of any insurance maintained by Supplier under this Article, or the lack or unavailability of any other insurance, limit or diminish in any way Supplier's obligations or liability to HP under this Agreement. All insurance policies will be written with appropriately licensed and financially responsible insurers

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                  Certificate of Insurance. Supplier will furnish Certificates of Insurance acceptable to HP before any Work is commenced hereunder by Supplier. The Certificate of Insurance will provide that there will be no cancellation or reduction of coverage without [*] prior written notice to HP.

         22.2 Indemnity. Supplier will, to the maximum extent permitted by law, indemnify, defend and hold harmless HP [*] [*] from and against any and all claims, liability, loss or damage for bodily injury, occupational sickness or disease or death of any person, including any employee of Supplier or any Subcontractor, or for any physical damage to property, or loss of use thereof, (i) to the extent [*] or (ii) which is proximately caused by the negligence, strict liability or other fault of, or breach of this Agreement [*] by, Supplier, [*] and its and their employees, agents [*], in whole or in part or jointly with HP. In the event any claim, liability, loss or damage is caused by the joint or concurrent negligence, strict liability or other fault of Supplier and HP, except to the extent due to HP's passive negligence or HP's failure to manage or supervise Supplier, [*] and its and their employees, agents [*], or HP's failure to oversee or control Supplier's performance under this Agreement [*] and its and their employees, agents [*], then such claim, liability, loss or damage, and costs of defense will be borne by Supplier and HP in proportion to its respective degree of fault. Supplier will [*] defend any suit, action or other proceeding asserting a claim covered hereunder, and Supplier will pay [*]. Supplier will not have any obligation to defend, indemnify or hold harmless hereunder when the occurrence giving rise to such claim, charge, liability, loss or damage is caused solely by the negligence, strict liability or other fault of HP. Supplier's obligations to defend, indemnify and hold harmless hereunder will not be limited or otherwise affected by any insurance, self-insurance or retention of risk which it may carry or assume.

         22.3 HP's Duty to Notify. HP will give Supplier [*] notice of any such claim or action for which Supplier is obligated to indemnify under Section 22.2. If Supplier assumes defense of such claim or action without reservation of rights, HP will provide Supplier the authority, information and reasonable assistance (at Supplier's expense) necessary to defend. Supplier will control defense, and HP will not settle any such claim or action without Supplier's consent [*]; provided that if Supplier does not diligently pursue resolution of the claim or fails to provide HP, upon request at any time and from time to time, with reasonable assurance that it will diligently pursue resolution, HP may, without in any way limiting its other rights and remedies, defend the claim and collect [*] doing so from Supplier. Any settlement or compromise Supplier desires to enter into will be subject to HP's approval. HP and any other Indemnitee may, in its or their discretion, participate in the defense of such claim or action.

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23.      LIMITATION OF LIABILITY

         UNLESS OTHERWISE STATED HEREIN, NEITHER PARTY WILL BE LIABLE FOR ANY [*] OF THE OTHER ARISING OUT OF ANY PERFORMANCE OF THIS AGREEMENT OR IN FURTHERANCE OF THE PROVISIONS OR OBJECTIVES OF THIS AGREEMENT, REGARDLESS OF WHETHER SUCH DAMAGES ARE BASED ON TORT, WARRANTY, CONTRACT OR ANY OTHER LEGAL THEORY, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE ABOVE, THE PARTIES WILL BE RESPONSIBLE FOR [*] INCLUDED IN AN AWARD OR SETTLEMENT OF A THIRD PARTY CLAIM UNDER [*]. EXCEPT FOR THE PARTIES' RESPECTIVE OBLIGATIONS UNDER [*], THE PARTIES' RESPECTIVE AGGREGATE LIABILITY UNDER THIS AGREEMENT SHALL BE LIMITED TO THE [*] OF (i) USD [*], OR (ii) [*] UNDER THIS AGREEMENT IMMEDIATELY PRECEDING THE EVENTS GIVING RISE TO THE IMPOSITION OF LIABILITY.

24.      TERMINATION

         24.1 Outstanding Orders. All accepted Orders issued prior to the expiration of this Agreement must be fulfilled pursuant to and subject to the terms of this Agreement, even if the Delivery Dates are after expiration. Upon termination of this Agreement for Supplier's breach, HP may cancel any outstanding Order or require Orders to be fulfilled even if a Delivery Date is after the date of termination. If this Agreement is terminated due to HP's breach, then HP will reimburse Supplier for its reasonable direct costs to rework HP-customized OEM Product units [*] [*] back to Supplier's standard product, as described in Exhibit (A-1) attached hereto. Such reimbursement costs shall specifically exclude any costs for Supplier's excess materials used in connection with the customization of OEM Products.

         24.2 Return Of HP Property. Supplier must return all HP Property to HP upon expiration or termination. All such property must be in good condition, normal wear and tear excepted. HP will determine the manner and procedure for return. HP will bear all return freight costs if return is due to HP convenience or an uncured breach by HP. Otherwise, Supplier will bear all such costs.

         24.3 Surviving Provisions. Notwithstanding the expiration or early termination of this Agreement, the provisions regarding [*] Confidentiality in Article (21), [*] Limitation of Liability in Article (23), and the Miscellaneous provisions below will each survive in accordance with their terms.

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25.      MISCELLANEOUS

         25.1 Notices. All notices to be given under this Agreement must be in writing addressed to the receiving party's designated recipient specified in Exhibit (G). Notices are validly given upon the earlier of confirmed receipt by the receiving party or three days after dispatch by courier or certified mail, postage prepaid, properly addressed to the receiving party. Notices may also be delivered by telefax and will be validly given upon oral or written confirmation of receipt. Either party may change its address for purposes of notice by giving notice to the other party in accordance with these provisions.

         25.2 Independent Contractors. The relationship of the parties established under this Agreement is that of independent contractors and neither party is a partner, employee, agent or joint-venturer of or with the other. Nothing in this Agreement precludes either party from independently developing, manufacturing, selling or supporting products similar to the OEM Products.

         25.3 Assignment. Neither party may, directly or indirectly, in whole or in part, either by operation of law or otherwise, assign or transfer this Agreement or delegate any of its obligations under this Agreement without the other party's written consent, which such consent shall not be unreasonably withheld or untimely delayed. Any attempted assignment, transfer, or delegation without such prior written consent will be void. Notwithstanding the foregoing, HP or its permitted successive assignees or transferees may assign or transfer this Agreement or delegate any rights or obligations hereunder without consent: (1) to any entity controlled by, or under common control with, HP, or its permitted successive assignees or transferees; or (2) in connection with a merger, reorganization, transfer, sale of assets or product lines, or change of control or ownership of HP, or its permitted successive assignees or transferees. Without limiting the foregoing, this Agreement will be binding upon and inure to the benefit of the parties and their permitted successors and assigns.

         25.4 No Waiver. The waiver of any term, condition, or provision of this Agreement must be in writing and signed by an authorized representative of the waiving party. Any such waiver will not be construed as a waiver of any other term, condition, or provision except as provided in writing, nor as a waiver of any subsequent breach of the same term, condition, or provision. Other than as expressly agreed herein, all remedies of a party provided herein, together with all remedies available at law or in equity, shall be cumulative.

         25.5     Headings. The Section headings used in this Agreement

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                  are for convenience of reference only. They will not limit or extend the meaning of any provision of this Agreement, and will not be relevant in interpreting any provision of this Agreement.

         25.6 Publicity. Subject to the terms and conditions of Article (21) above, neither party may publicize or disclose to any third party, without the written consent of the other party, the existence or terms of this Agreement except as required under applicable federal securities laws. In the event that Supplier becomes aware that disclosure is likely to be required by operation of law, Supplier shall promptly provide HP with ample notice and opportunity to seek a protective order. Supplier agrees that in the event that disclosure to the SEC is likely, Supplier shall promptly file a request for confidential treatment. Without limiting the generality of the foregoing sentence, no press releases regarding the subject matter, content, or existence of this Agreement may be made without the prior mutual written consent of each party.

         25.7 Severability. If any provision in this Agreement is held invalid or unenforceable by a body of competent jurisdiction, such provision will be construed, limited or, if necessary, severed to the extent necessary to eliminate such invalidity or unenforceability. The parties agree to negotiate in good faith a valid, enforceable substitute provision that most nearly effects the parties' original intent in entering into this Agreement or to provide an equitable adjustment in the event no such provision can be added. The other provisions of this Agreement will remain in full force and effect.

         25.8 Subcontractors and Subsidiaries. Each party unconditionally guarantees to the other party the performance of all obligations by any of its subcontractors and Subsidiaries under the Agreement (including, without limitation, payment obligations), as amended from time to time, or any other obligation of any subcontractors or Subsidiary to the other party, now existing or hereafter arising. If either party's subcontractors or Subsidiary does not perform such obligation, such party shall immediately perform such obligation.

         25.9 Entire Agreement. This Agreement comprises the entire understanding between the parties with respect to its subject matters and supersedes any previous or contemporaneous communications, representations, or agreements, whether oral or written. For purposes of construction, this Agreement will be deemed to have been drafted by both parties. No modification of this Agreement will be binding on either party unless in writing and signed by an authorized representative of each party.

         25.10 Governing Law. This Agreement and each Order and Acknowledgment will be governed in all respects by California law without reference to any choice or

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                  conflict of laws provisions of California or the law of any other jurisdiction. The parties hereby submit to the jurisdiction of the courts of California or any court of the United States sitting in California with subject matter jurisdiction, and waive any venue objections against the United States District Court for the Northern District of California and the Superior and Municipal Courts of the State of California, in any litigation arising under this Agreement. The parties exclude application of the 1980 United Nations Convention on Contracts for the International Sale of Goods, if applicable.

         25.11 Authority of Signatory. If HP or Supplier executes this Agreement by agent or representative, such agent or representative by his/her act of signing this Agreement individually warrants and represents to the parties, and HP and Supplier warrant and represent respectively to each other, that he/she is authorized to execute, acknowledge and deliver this Agreement on behalf of HP or Supplier, as the case may be, and thereby to bind the respective party to the same.

         25.12 Exhibits. Each of the following Exhibits referred to in this Agreement is incorporated in full in this Agreement wherever reference to it is made:
                  EXHIBIT (A) OEM PRODUCTS AND SPECIFICATIONS
                           (A-1)    Supplier Product Specifications
                           (A-2)    HP Configuration Specification Document
                           (A-3)    Packaging
                           (A-4)    Documentation
                           (A-5)    HP StorageWorks SDK Developers' Guide
                           (A-6)    OEM Product [*] Requirements
                  EXHIBIT (B) ELIGIBLE PURCHASERS & [*]
                  EXHIBIT (C) PRICING AND FEES
                  EXHIBIT (D) SERVICE AND SUPPORT REQUIREMENTS
                  EXHIBIT (E) HP EQUIPMENT LOAN AGREEMENT
                  EXHIBIT (F) CONFIDENTIAL DISCLOSURE AGREEMENT
                  EXHIBIT (G) RECIPIENTS FOR RECEIPT OF NOTICES
                  EXHIBIT (H) HP Supplier Quality System Requirements
                  EXHIBIT (i) hp END USER SOFTWARE LICENSE AGREEMENT
                  EXHIBIT (J) [*] REQUIREMENTS
                  EXHIBIT (K) HP REGIONAL TRADE GUIDELINES

         AGREED:

         BROCADE COMMUNICATIONS     HEWLETT-PACKARD COMPANY
         SYSTEMS, INC.

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

         By:________________________      By:_______________________

         Name:______________________      Name:_____________________

         Title:_____________________      Title:____________________

         BROCADE COMMUNICATIONS
         SWITZERLAND, SARL.

         By:_______________________

         Name:_____________________

         Title:____________________

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                            BROCADE / HP CONFIDENTIAL

                                  EXHIBIT (A-1)

                         SUPPLIER PRODUCT SPECIFICATIONS

         Note: Supplier product specifications for all OEM Products shall immediately follow this cover page and be incorporated into this Exhibit (A-1) by reference.

         The 2 Gbit/sec Brocade SilkWorm 3900 Enterprise Fabric Switch provides an entry point to enterprise SANs, improving availability, performance, and manageability at an attractive price.

         SILKWORM SWITCH FAMILY

         SilkWorm 3900

         Highlights

         Increased Flexibility for Evolving SAN Requirements

         - Provides 32 ports in a 1.5U enclosure along with auto-sensing 1 and 2 Gbit/sec interfaces for seamless integration with existing fabrics

         - Leverages Brocade Advanced Fabric Services to provide the highest levels of SAN performance, security, and manageability

         - Meets mission-critical availability requirements with network resiliency, automatic data path rerouting, non-disruptive code load, and redundant, hot-pluggable components

         -        Increases performance by employing Brocade Inter-Switch Link
         (ISL) Trunking to create a data path with up to 8 Gbit/sec throughput per trunk

         - Provides substantial cost savings by supporting a SAN infrastructure that increases productivity, maximizes IT resource utilization, and reduces capital expenditures

         The Brocade(R) SilkWorm(R) 3900 32-port, auto-sensing Fibre Channel switch provides an intelligent and cost-effective solution to meet a wide range of Storage Area Network (SAN) requirements. As the latest addition to the Brocade 2 Gbit/sec fabric switch family, the SilkWorm 3900 is ideal for organizations that face rapidly changing storage requirements.

         With the performance capabilities of an enterprise switch and the cost-effectiveness of a modular switch solution, the SilkWorm 3900 enables a flexible SAN infrastructure. Designed for midsize to large storage networks, the SilkWorm 3900 enables organizations to implement a SAN infrastructure that best meets their current needs and

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                            BROCADE / HP CONFIDENTIAL

         expands seamlessly as their storage requirements evolve. The SilkWorm 3900 provides a complete solution for a departmental SAN fabric, as a small core, or an edge switch extending the reach of an enterprise core-to-edge SAN built around the Brocade SilkWorm 12000 Core Fabric Switch (see Figure 1).

         Based on a third-generation Brocade intelligent architecture, the SilkWorm 3900 provides a highly available, scalable, and secure foundation for SAN applications such as high-speed data backup, server and storage consolidation, remote mirroring, and long-distance data replication.

         HIGH AVAILABILITY FOR BUSINESS CONTINUANCE

         By combining the proven reliability of the SilkWorm switch family with a wide range of hardware and software availability features--such as seamless upgrades of switch software--the SilkWorm 3900 supports a SAN fabric capable of delivering overall system availability greater than
         99.999 percent.

         The core-to-edge SAN model uses redundant fabrics, hot-pluggable components, and multiple data paths to help ensure high availability across the fabric. In addition, Brocade Fabric Shortest Path First
         (FSPF) enables the fabric to automatically isolate problems and reroute traffic around failed links onto alternate paths. As a result, the SilkWorm 3900 provides a SAN infrastructure solution that is designed to meet the most demanding business continuance requirements.

         INDUSTRY-LEADING PERFORMANCE

         The SilkWorm 3900 provides numerous business advantages for organizations that want to increase application performance and operational productivity. It can deliver up to 128 Gbit/sec of aggregated throughput, with 32 ports capable of 2 Gbit/sec full-duplex performance. To achieve even higher performance, organizations can use Brocade ISL Trunking, which combines as many as four ISLs into a single logical ISL with up to 8 Gbit/sec throughput.

         Fibre Channel speed is also possible at longer distances for remote operations. By leveraging the Brocade Extended Fabrics feature and Dense Wave Division Multiplexing (DWDM) technology, storage networks can span up to 100 km over Metropolitan Area Networks (MANs) at high speed--significantly enhancing disaster recovery operations.

         A DESIGN TO LEVERAGE INTELLIGENCE IN THE FABRIC

         To help maximize IT investments and reduce costs, the SilkWorm 3900 is designed to leverage the industry's only intelligent fabric services architecture. The proven intelligence in the Brocade Fabric OS and third-generation Brocade ASIC technology enables the high levels of security, management, and performance required by the most demanding SAN environments.

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                            BROCADE / HP CONFIDENTIAL

         Organizations can utilize leading capabilities such as frame filtering and Brocade Advanced Fabric Services to unlock the intelligence of the Brocade SAN fabric for a variety of applications. For instance, Brocade Advanced Zoning enables organizations to implement robust, hardware-enforced zoning based on World Wide Name (WWN). Advanced Performance Monitoring provides fabric-wide performance analysis to support tasks such as load balancing and application charge-back. And ISL Trunking provides 8 Gbit/sec throughput to support high-performance applications.

         OPEN SAN MANAGEMENT

         The SilkWorm 3900 simplifies SAN management by networking core and edge switches under a common management platform based on Brocade Fabric OS. An embedded real-time operating system, Fabric OS includes standard management interfaces, a full range of management tools, and a Brocade Fabric Access API that supports third-party SAN management applications. This open systems approach enables heterogeneous device connectivity, automatic data routing, and a seamless upgrade path among all SilkWorm products.

         To simplify SAN administration and reduce management costs, the SilkWorm 3900 supports the following functions:

         - Simple Network Management Protocol (SNMP)-based interfaces to access switch information

         - Switch management through a command line interface, WEB TOOLS, or Fabric Manager

         -        End-to-end fabric visibility through Advanced Performance
         Monitoring

         -        Real-time health monitoring through Fabric Watch

         - Third-party SAN management application development through the Fabric Access API

         SEAMLESS UPGRADES AND INVESTMENT PROTECTION

         To protect existing investments, the SilkWorm 3900 provides backward and forward compatibility with the SilkWorm family of switches. In addition, translative mode capabilities enable legacy private loop devices to join the Fibre Channel SAN fabric.

         The SilkWorm 3900 integrates with heterogeneous environments that include operating systems such as Windows NT, UNIX, and Linux--giving organizations the flexibility to select storage solutions that best match their particular needs. As a result, these organizations can more easily implement cost-efficient and highly manageable enterprise SAN fabrics.

         HIGHER FABRIC SECURITY FOR CRITICAL INFORMATION

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                            BROCADE / HP CONFIDENTIAL

         The SilkWorm 3900 is designed to provide the highest level of SAN fabric security to help organizations safeguard their critical information. For example, Brocade Zoning logically groups a SAN fabric into secure zones to help ensure that SAN-attached devices can access only their authorized storage resources. Advanced Zoning provides even more control over the fabric through robust hardware-enforced zoning by WWN. These capabilities enable organizations to simplify administration while significantly increasing their control over data access.

         MAXIMIZING SAN INVESTMENTS

         Brocade and its partners offer complete SAN solutions to meet a wide range of technology and business requirements. These solutions include education and training, support, service, and professional services to help optimize SAN investments. For more information, contact an authorized Brocade sales partner or visit www.brocade.com.

         Systems Architecture

         Fibre Channel ports 32 universal ports (E, F, and FL)
         Interoperability SilkWorm 2000, 3000, and 12000 switches
         Performance Auto-sensing of 1 Gbit/sec and 2 Gbit/sec port speeds
         ISL Trunking Up to four 2.125 Gbit/sec ports per trunk; up to 8.5 Gbit/sec per ISL trunk
         Aggregate bandwidth 128 Gbit/sec end-to-end
         Switch core Non-blocking
         Fabric latency <2.1 usec. with no contention, cut-through routing Maximum frame size 2112-byte payload
         Classes of service Class 2, Class 3, Class F (inter-switch frames) Port types FL_Port, F_Port, and E_Port; self-discovery based on switch type
         (U_Port); optional port type control
         Data traffic types Fabric switches support unicast, multicast (256 groups), and broadcast
         Media types Small Form-Factor Pluggable (SFP)
         Laser Short-wave, long-wave, and extended long-wave
         Fabric services Simple Name Server, Registered State Change Notification (RSCN), Alias Server (multicast), and Brocade Zoning, Advanced Zoning, Extended Fabrics, Fabric Watch, ISL Trunking, and Remote Switch (some services are optional)
         Options Redundant power supply, SFP media, and rack-mount kit

         Management

         Supported software Telnet, SNMP, WEB TOOLS, and Fabric Manager
         (optional)
         Management access 10/100 Ethernet (RJ-45), serial port
         Diagnostics POST and embedded online/offline diagnostics

         Mechanical Specifications

         Enclosure Back-to-front airflow, power from rear
         1.5U, 19-in.-EIA compliant

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                            BROCADE / HP CONFIDENTIAL

         Size Depth: 58.56 cm (23.06 in) Height: 6.55 cm (2.58 in.) Width: 42.86
         cm (16.87 in.)
         Weight Single power supply weight: 14.33 kg (31.60 lbs) Double power supply weight: 16.24 kg (35.80 lbs)
         Mounting option Rack-mountable in standard rack; Telco-style mid-mounting

         Environment

         Temperature Operating: 10(degree)C to 40(degree)C (50(degree)F to 104(degree)F) Nonoperating: -25(degree)C to 70(degree)C (-13(degree)F to 158(degree)F)
         Humidity Operating: 20% to 85% non-condensing at 40(degree)C (104(degree)F) Nonoperating: 10% to 85% non-condensing, at 70(degree)C (158(degree)F)
         Altitude Operating: up to 3,000 m (9,800 ft) Nonoperating: up to 12 km (40,000 ft)
         Shock Operating: 80 G, 2.4ms, half-sine Nonoperating: 20 G, 11 milliseconds, half-sine wave
         Vibration Operating: 0.5 G, 5-500 Hz Non-operating: 2.0 G, 5-500 Hz

         Power

         AC Input Nominal: 100 to 240 VAC auto-ranging; 5.0 A
         Frequency 47 to 63 Hz

         Figure 1. The SilkWorm 3900 provides a reliable building block for departmental SANs and a high-performance edge switch for enterprise core-to-edge SANs.

         SILKWORM SWITCH FAMILY

         FIBRE CHANNEL STANDARDS AND REVISIONS

         FC-AL-2 Rev 7.0 FC-FLA Rev 2.7 FC-GS-3 Rev 7.01 FC-FG Rev 3.5
             FC-FS Rev 1.7
         FC-PH Rev 4.3 FC-PH-2 Rev 7.4 FC-PH-3 Rev 9.4 FC-PLDA Rev 2.1
             FC-SW-2 Rev 5.4
         FC-VI Rev 1.6IPFC RFC 2625

         Corporate Headquarters
         San Jose, CA USA
         T: (408) 487-8000
         info@brocade.com

         European Headquarters
         Geneva, Switzerland
         T: +41 22 799 56 40
         europe-info@brocade.com

         Asia Pacific Headquarters

                                    Page A-5

                            BROCADE / HP CONFIDENTIAL

         Tokyo, Japan
         T: +81-3-5402-5300
         apac-info@brocade.com

         Latin America Headquarters
         Miami, FL USA
         (T): 305-716-4165
         latinam-sales@brocade.com

         (C) 2002 Brocade Communications Systems, Inc. All Rights Reserved. 10/02 GA-DS-454-00

         Brocade, the Brocade B weave logo, and SilkWorm are registered trademarks of Brocade Communications Systems, Inc., in the United States and/or in other countries. All other brands, products, or service names are or may be trademarks or service marks of, and are used to identify products or services of their respective owners.

         Notice: This document is for informational purposes only and does not set forth any warranty, expressed or implied, concerning any equipment, equipment feature, or service offered or to be offered by Brocade. Brocade reserves the right to make changes to this document at any time, without notice, and assumes no responsibility for its use. This informational document describes features that may not be currently available. Contact a Brocade sales office for information on feature and product availability.

         Export of technical data contained in this document may require an export license from the United States Government.

                                    Page A-6

                           BROCADE / HP CONFIDENTIAL

                                  EXHIBIT (A-2)

         Note: HP configuration specifications for all OEM Products shall immediately follow this cover page and be incorporated into this Exhibit (A-2) by reference.

----------------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    Page A2-1

                           BROCADE / HP CONFIDENTIAL

                          CONFIGURATION SPECIFICATIONS

                          HP STORAGEWORKS CORE SWITCH
                                      2/64

                                    [PICTURE]

---------------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                     Page A2-2
   [*]                      Revision 0                         [*]

                           BROCADE / HP CONFIDENTIAL

BROCADE 12000 INFORMATION

PRODUCT :                  hp StorageWorks Core Switch 2/64

MODEL NUMBERS:

[*]                        hp StorageWorks Core Switch 2/64
[*]                        Blade

[*]                        hp StorageWorks Core Switch 2/64 (w/ 32 ports)
[*]

[*]                        hp StorageWorks Core Switch Blade (16 port)
[*]

SUPPLIER:                  Brocade

----------------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                     Page A2-3
   [*]                      Revision 0                         [*]

                           BROCADE / HP CONFIDENTIAL

                            DOCUMENT REVISION HISTORY

------------------------------------------------------------------------------------------------------
REVISION #                  DATE                                DESCRIPTION
------------------------------------------------------------------------------------------------------
    00                     1/24/02        Preliminary
------------------------------------------------------------------------------------------------------
    01                     2/26/02        Added p/n's, agency label and button drawings
------------------------------------------------------------------------------------------------------
    02                   2/28/2002        Changed bar coding of FRU spec. Page 8
------------------------------------------------------------------------------------------------------
    03                   3/14/2002        product name change, brocade badges
------------------------------------------------------------------------------------------------------
    04                     3/19/02        Added FRU information & license information
------------------------------------------------------------------------------------------------------
    05                     3/20/02        Dropped AZ.
                                          Removed reference to quickloop
                                          Added 5.X Port card requirements
------------------------------------------------------------------------------------------------------
    06                     3/25/02        Corrected rail kit pn in 4.0 to -87903 not -87902
------------------------------------------------------------------------------------------------------
    E7                     3/29/02        Added contents of rack mount hw kit (BOB)
------------------------------------------------------------------------------------------------------
    E8                      4/9/02        CD-Rom artwork
------------------------------------------------------------------------------------------------------
    E9                     4/23/02        Corrected formatting issues, added pn to assy & rail kit
                                          subcomponents.
------------------------------------------------------------------------------------------------------
   E10                     4/23/02        Add route.delayReroute:1
                                          All material to be included from Brocade (Polish Doc,
                                          Power Cord, Getting Started Guide, BOB)
------------------------------------------------------------------------------------------------------
   E11                     5/24/02        Included changes to make similar to pre merger Compaq model.
------------------------------------------------------------------------------------------------------
   E12                     5/29/02        Pre Merger Compaq team added their content
------------------------------------------------------------------------------------------------------
   E13                     5/30/02        Added shipping labels, Compaq part # labels, and locations
------------------------------------------------------------------------------------------------------

----------------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                               Page A2-4
      [*]                   Revision 0                                    [*]

                           BROCADE / HP CONFIDENTIAL

                                TABLE OF CONTENTS

         DOCUMENT REVISION HISTORY                                    4

1.       SCOPE OF DOCUMENT                                            6

2.       HP'S GENERAL REQUIREMENTS                                    6
     2.1    Bar Code Requirements                                     6
     2.2    Power Cords                                               6

3.0       PURCHASED PARTS                                             7

4.0       SWITCH                                                      8
     4.1    Switch Configuration                                      8
     4.2    Switch: Configuration Parameters                          8
     4.3    Switch: Licenses                                          9
     4.4    Switch: Accessory Kit                                     9
     4.5    Switch: Rack Mount Kit A6509-87903                       11
     4.6    Switch: Labels                                           12
     4.7    Label Locations                                          14
     4.8    Label:  Accessory Kit                                    14
     4.9    Label: Rack Mount Kit                                    14
     4.10   Label: Agency                                            15
     4.11   Switch: FRUs                                             15
     4.12   Switch: Packaging                                        15
     4.13   Switch: Documentation CD-ROM Artwork                     18

5.0      PORT CARD                                                   19
     5.1    Port Card: Serial Label                                  19
     5.2    Port Card Packaging:                                     19
     5.3    Port Card Shipping Labeling:                             19

6.0      Polish Enterprise Safety & Reg Info 5953-5086               20

7.0      Power Cord Retaining Clamp                                  24

----------------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                     Page A2-5
   [*]                      Revision 0                         [*]

                           BROCADE / HP CONFIDENTIAL

1.        SCOPE OF DOCUMENT

This document describes the expectations of how HP expects to receive the 2Gb Network Switch and all parts, devices and components associated with the switch. Typical expectations described in this document are:

     -   Part Numbering and Cross Referencing

     -   Configuration and revision

     -   Labeling

     -   Packaging

This document supercedes any specification described in the Supplier's Product Specification Documentation.

2.       HP'S GENERAL REQUIREMENTS

2.1      Bar Code Requirements [MSOffice3]

         - The bar code symbol bar shall be Code 39 (also known as "Code 3 of 9") as specified by the AIM Uniform Symbology Specification Code 39.

         - The symbol bar shall start with a minimum "Quiet Zone" of .25 inches and an asterisk "Start" character ( * in Code 39) where applicable (no adjacent labels). The symbol shall end in the asterisk followed again by a minimum .25 inches of "Quiet Zone".

         -    The bar code height shall be .125 inches (minimum).

2.2      Power Cords

Accessory kit includes a total of four power cords (2 PDU and 2 Standard external power, see CSD for part numbers).
[MSOffice4]
Power cords have strict sourcing requirements. Power cords may only be sourced from HP specified vendors and only under the HP part number. No other power cord shall be considered. The power cords to be included with the 12000 switch are manufactured by Feller US Corp., part number 20000127

----------------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                     Page A2-6
   [*]                      Revision 0                         [*]

                           BROCADE / HP CONFIDENTIAL

3.0      PURCHASED PARTS

------------------------------------------------------------------------------------------------------------------
HP PART NUMBER /     BROCADE PART
COMPAQ PART NUMBER      NUMBER         DESCRIPTION            CONTENTS                                  CONTENT
------------------------------------------------------------------------------------------------------------------
      [*]            HQ-12000-         Switch,         Switch                                          A6509-70001
      [*]            0001              fc 128 kit      Accessory Kit                                   A6509-87901
      [*]            [MSOffice5]                       Rack Mount Kit                                  A6509-87903
------------------------------------------------------------------------------------------------------------------
      [*]            HQ-12000-         Port Card       Port card                                       A6510-60001
      [*]            0002                              Installation Sheet (Brocade Pub # 53-           A6510-96001
      [*]                                                    0000157-09)
------------------------------------------------------------------------------------------------------------------

---------------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                     Page A2-7
   [*]                      Revision 0                         [*]

                           BROCADE / HP CONFIDENTIAL

4.0      SWITCH

[*]

PART    NUMBER: [*]
                [*]
                 [*]
DESCRIPTION: HP STORAGEWORKS CORE SWITCH 2/64

4.1      Switch Configuration

---------------------------------------------------------------------------------------------
       ITEM                                        DESCRIPTION (6/1)                     7/26
---------------------------------------------------------------------------------------------
Chassis Color                      No Paint. Clear anodized aluminum. Not
                                   Customizable
---------------------------------------------------------------------------------------------
Chassis Door (metal)               Graphite, Compaq P/N 114047-064
---------------------------------------------------------------------------------------------
Chassis Door (plastic)             Graphite, Compaq P/N: 114047-064
---------------------------------------------------------------------------------------------
Chassis Door 2" Badge              No Badge
---------------------------------------------------------------------------------------------
WWN bezel (plastic)                Graphite, Compaq P/N: 114047-064
---------------------------------------------------------------------------------------------
WWN Mylar label                    Graphite background, Opal font/accent font:"Thesis
                                   Sans Bold" ( hp StorageWorks)
---------------------------------------------------------------------------------------------
WWN 1" Badge                       No Badge
---------------------------------------------------------------------------------------------
Cable Management Tray              Graphite, Compaq P/N: 114047-064
---------------------------------------------------------------------------------------------
Agency Certification               HP customized. See Section 8.0
---------------------------------------------------------------------------------------------
Cable Pillars                      Included, quantity 16.
---------------------------------------------------------------------------------------------
Firmware                           4.0.0a
---------------------------------------------------------------------------------------------
IP Address default                 10.77.77.77
---------------------------------------------------------------------------------------------
Subnetmask                         255.255.255.0
---------------------------------------------------------------------------------------------
Power Supplies                     Quantity 4
---------------------------------------------------------------------------------------------
Blowers                            Quantity 3
---------------------------------------------------------------------------------------------

4.2      Switch: Configuration Parameters

---------------------------------------------------------------------------------------------
CLI Timeout              10 minutes
---------------------------------------------------------------------------------------------
                         [HP Silkworm 12000 logical switch 0 and logical switch 1]
---------------------------------------------------------------------------------------------
[Configuration]
---------------------------------------------------------------------------------------------
                         oemLogo:1
---------------------------------------------------------------------------------------------
                         snmp.sysObjectID:1588.2.1.1.10
---------------------------------------------------------------------------------------------
                         snmp.sysObjectID.default:1588.2.1.1.10
---------------------------------------------------------------------------------------------
                         switch.status.policy.PowerSupplies.down 3
---------------------------------------------------------------------------------------------
                         thresh.alarmsfilter:1
---------------------------------------------------------------------------------------------

---------------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                     Page A2-8
   [*]                      Revision 0                         [*]

                           BROCADE / HP CONFIDENTIAL

---------------------------------------------------------------------------------------------
                         route.delayReroute:1
---------------------------------------------------------------------------------------------
                         Brocade WWN
---------------------------------------------------------------------------------------------
                         Core PID bit set to 1
---------------------------------------------------------------------------------------------

4.3      Switch: Licenses

---------------------------------------------------------------------------------------------
  LICENSES          SHIPPING STATUS         HP PN        CPQ PN (SS, SN *)    BROCADE PN
---------------------------------------------------------------------------------------------
FabricOS 4.0       Factory installed
---------------------------------------------------------------------------------------------
Adv. Webtools      Factory installed                                         HP-1200AWT-01
---------------------------------------------------------------------------------------------
Adv. Zoning        Factory installed                                         HP-1200ADZ-01
---------------------------------------------------------------------------------------------
Fabric Watch       Factory installed                                         HP-1200FWH-01
---------------------------------------------------------------------------------------------
Adv. Perf.         Factory installed                            [*]          HP-1200PRF-01
Monitoring                                                      [*]
                                                                [*]
---------------------------------------------------------------------------------------------
LUN Zoning (**)    Customer option                              [*]
                                                                [*]
                                                                [*]
---------------------------------------------------------------------------------------------
Qkloop Fabric      Customer option                              [*]
Assist                                                          [*]
(**)                                                            [*]
---------------------------------------------------------------------------------------------
Secure Fabric O/S  Customer option                              [*]
(**)                                                            [*]
                                                                [*]
---------------------------------------------------------------------------------------------
ISL Trunking       Customer option           [*]                [*]          HP-1200TRK-01
                                                                [*]
                                                                [*]
---------------------------------------------------------------------------------------------
Extended Fabrics   Customer option           [*]                [*]          HP-1200EXF-01
                                                                [*]
                                                                [*]
---------------------------------------------------------------------------------------------
Remote Switch      Customer option           [*]                [*]          HP-1200RSW-01
                                                                [*]
                                                                [*]
---------------------------------------------------------------------------------------------
Repair keys        None                     None                             None
---------------------------------------------------------------------------------------------

* SS = Software Salable,   SN = Software Non-Salable

** Available post FRS

---------------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                     Page A2-9
   [*]                      Revision 0                         [*]

                           BROCADE / HP CONFIDENTIAL

4.4      Switch: Accessory Kit

                           HPPN: [*]       BROCADE PN:  TBD

----------------------------------------------------------------------------------------------------------
HP PART NUMBER     CPQ PN        BROCADE PN                 DESCRIPTION (HPPN)                         QTY
----------------------------------------------------------------------------------------------------------
     [*]                                         DOCUMENTATION CD-ROM                                  [*]
                                                 See Section 4.8
----------------------------------------------------------------------------------------------------------
     [*]                                         RBII MOUNTING HARDWARE                                [*]
                                                 "Bag O Bolts"
                                                 4 M5 Tinnermans (0590-2318)
                                                 4 M5 Torx screws (0515-0671)
----------------------------------------------------------------------------------------------------------
     [*]                                         Polish Enterprise Safety & Reg Info. SEE              [*]
                                                 SECTION 6.0
----------------------------------------------------------------------------------------------------------
     [*]                                         Modem Setup Procedure                                 [*]
----------------------------------------------------------------------------------------------------------
     [*]                                         SERIAL CABLE & ADAPTOR                                [*]
----------------------------------------------------------------------------------------------------------
     [*]                                         INSTALLATION GUIDE                                    [*]
                                                 Note: Print on Demand item
----------------------------------------------------------------------------------------------------------
                                                 READ ME FIRST                                         [*]
----------------------------------------------------------------------------------------------------------
                                 58-0000006-01   POWER CORDS (C19-C20)                                 [*]
----------------------------------------------------------------------------------------------------------
                                 58-0000011-01   POWER CORDS (NEMA-L6-20 TWIST LOCK)                   [*]
----------------------------------------------------------------------------------------------------------
     [*]                                         CORD RETAINING CLAMP    See section 7.0               [*]
----------------------------------------------------------------------------------------------------------
     [*]                                         CABLE GUIDE PILLAR                                    [*]
----------------------------------------------------------------------------------------------------------
                                 58-0000010-01   ESD WRIST STRAP                                       [*]
----------------------------------------------------------------------------------------------------------
                                 60-0000775-01   FABRIC MANAGER 3.02                                   [*]
----------------------------------------------------------------------------------------------------------

---------------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                    Page A2-10
     [*]                    Revision 0                        [*]

                           BROCADE / HP CONFIDENTIAL

4.5      Switch: Rack Mount Kit     [*]

DESCRIPTION                                                          QTY
ASSY, BRKT, RACK MNT, LEFT                                           [*]
BRKT, RACK MNT, UPPER, LEFT                                          [*]
BRKT, RACK MNT, UPPER, REAR                                          [*]
SCR,10-32,3/8 PPH,ST,ZNC, PATCHLOK                                   [*]
ASSY, BRKT, RACK MNT, RIGHT                                          [*]
BRKT, RACK MNT, UPPER, RIGHT                                         [*]
BRKT, RACK MNT, UPPER, REAR                                          [*]
SCR,10-32,3/8 PPH,ST,ZNC, PATCHLOK                                   [*]
ASSY, SHELF, RACK MNT, LEFT                                          [*]
BRKT, SHELF, RACK MNT, LEFT                                          [*]
BRKT, EIA, RACK MNT, LT                                              [*]
SCR,10-32,3/8 PPH,ST,ZNC, PATCHLOK                                   [*]
ASSY, SHELF, RACK MNT, RIGHT                                         [*]
BRKT, SHELF, RACK MNT, RIGHT                                         [*]
BRKT, EIA, RACK MNT, RT                                              [*]
SCR,10-32,3/8 PPH,ST,ZNC, PATCHLOK                                   [*]
ASSY, HARDWARE, RACK MNT, SW12000                                    [*]
SCR,10-32,5/16PFH,ST,ZC,UNDRCT, PATCHLK                              [*]
ASSY, HARDWARE, RACK MNT, SW6400                                     [*]
SCR,8-32X5/16",FHP,100 D,ST,ZNC,PATCHLOK                             [*]
ASSY, HARDWARE, RITTAL RACK                                          [*]
WASHER, ALIGNMENT, RACK MNT                                          [*]
SCR,1/4-20 X .5", PHP, PATCHLOK                                      [*]
NUT,RETAINER,10-32                                                   [*]
SCR,10-32X.63",PHP,SQCONESEM                                         [*]
SCR,1/4-20X.5",PHP,SQCONESEM                                         [*]

---------------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                     Page A2-11
   [*]                      Revision 0                         [*]

                           BROCADE / HP CONFIDENTIAL

4.6      Switch: Labels[MSOffice6]

LABELS
Brocade Std Product        [PICTURE]
(Placement: Front
Inside Left - SFP side)

Brocade Serial             [PICTURE]
Number
(Placement: Front
Inside Left - SFP side)

Compaq product label       [PICTURE]
(includes 2-5-2 p/n,
6-3 p/n, s/n)
(Placement: Front
Inside Left - SFP side)

Switch HP Serial Number    HP Serial Number:[*]
(Placement: Back of        [PICTURE]
         unit)

                           [*] Serial Number Format:
                           US    = Country of Manufacture
                           B     = Supplier ID, Brocade

                           0     = Revision 0. To be updated per applicable PCNs
                           V     = Project Identifier
                           xxxxx = sequential numeric counter starting with 00001 and not reset when revision level is changed.
                           (Note: For June 3, 02 launch use serial # block [*]. For merged product use serial numbers block [*] onwards)

---------------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                     Page A2-12
  [*]                       Revision 0                         [*]

                           BROCADE / HP CONFIDENTIAL

 HP Part Number          HP Part Number: [*]
     Label               [PICTURE]

  (Placement: Back of
         unit)

                         5x5 part number in human readable and 3x9 bar code.

---------------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                     Page A2-13
  [*]                       Revision 0                         [*]

                           BROCADE / HP CONFIDENTIAL

4.7      Label Locations

[PICTURE]

4.8      Label:   Accessory Kit

                  Description: Accessory Kit

                  HP Part Number: [*]
                  [PICTURE]

4.9      Label:   Rack Mount Kit

                  Description:         Rack mount kit for 12000 switch

                  HP Part Number: [*]
                  [PICTURE]

---------------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                     Page A2-14
   [*]                      Revision 0                         [*]

4.10     Label: Agency

[PICTURE]

4.11     Switch:  FRUs

                      BROCADE PART        HP REPLACEMENT     HP EXCHANGE                                COMPAQ FRU
  HP DESCRIPTION        NUMBERS            PART NUMBER       PART NUMBER    COMPAQ DESCRIPTION          PART NUMBER
-------------------------------------------------------------------------------------------------------------------
Port Card           HP-12000-0004                                [*]       SWITCH12000 PORT             283802-001
-------------------------------------------------------------------------------------------------------------------
Power Supply        XHP-12000-0104             [*]                         PWR SPLY,SW12000,1000W       283804-001
-------------------------------------------------------------------------------------------------------------------
Blower Assembly     XHP-12000-0122             [*]                         BLOWER,SW12000 CP            283801-001
-------------------------------------------------------------------------------------------------------------------
Rear WWN Assembly   XHP-12000-0123             [*]
-------------------------------------------------------------------------------------------------------------------
CP Card             XHP-12000-0103                               [*]       SWITCH12000 CP                283803-001
-------------------------------------------------------------------------------------------------------------------
                                                                           RACK MNT KIT,SW12000,14U      283805-001
-------------------------------------------------------------------------------------------------------------------
                                                                           PANEL,FILLER,PORT CARD        283806-001
-------------------------------------------------------------------------------------------------------------------
                                                                           SW12000 CP PILLAR             283807-001
-------------------------------------------------------------------------------------------------------------------

4.12     Switch:  Packaging

Brocade Standard Packaging for the switch

---------------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                     Page A2-15
   [*]                      Revision 0                         [*]

                           BROCADE / HP CONFIDENTIAL

HP SHIPPING LABEL

[PICTURE]

COMPAQ SHIPPING LABEL

---------------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                     Page A2-16
   [*]                      Revision 0                         [*]

                           BROCADE / HP CONFIDENTIAL

[PICTURE]

LABEL PLACEMENT: Add the Compaq shipping label on the same side of the shipping crate as the HP shipping label but separated from each other (i.e. opposite corners of the box)

---------------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                     Page A2-17
   [*]                      Revision 0                        [*]

4.13     Switch:  Documentation CD-ROM Artwork

CD-ROM is included in the accessory kit.[MSOffice8]

[PICTURE]

---------------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                     Page A2-18
   [*]                      Revision 0                         [*]

                           BROCADE / HP CONFIDENTIAL

5.0      Port Card

5.1      Port Card:        Serial Label

Port Card HP Serial Number   HP Serial Number:[*]
                             [PICTURE]

                             [*] Serial number format:
                             US    = Country of Manufacture
                             B     = Supplier ID, Brocade
                             0     = Revision 0. To be updated per applicable PCNs
                             W     = Project Identifier
                             xxxxx = sequential numeric counter starting with 00001 and not reset when revision level is changed.

5.2      PORT CARD:    PART NUMBER LABEL (IMAGE NOT SHOWN)

5.3      Port Card Packaging:

    Standard Brocade packaging.

5.4      Port Card Shipping Labeling:

    Label must contain:
    SHIP TO ADDRESS
    DESCRIPTION
    HP SERIAL NUMBER
    COUNTRY OF ORIGIN
    HP PURCHASE ORDER
    CE MARK
    GOST MARK

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*    CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                     Page A2-19
   [*]                      Revision 0                         [*]

                           BROCADE / HP CONFIDENTIAL

6.0      POLISH ENTERPRISE SAFETY & REG INFO 5953-5086

[PICTURE]

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*    CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                     Page A2-20
   [*]                      Revision 0                        [*]

                           BROCADE / HP CONFIDENTIAL

[PICTURE]

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     THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
     OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                     Page A2-21
   [*]                      Revision 0                         [*]

                           BROCADE / HP CONFIDENTIAL

[PICTURE]

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     THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
     OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                     Page A2-22
   [*]                      Revision 0                         [*]

                           BROCADE / HP CONFIDENTIAL

[PICTURE]

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     THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
     OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                     Page A2-23
   [*]                      Revision 0                         [*]

                           BROCADE / HP CONFIDENTIAL

7.0      POWER CORD RETAINING CLAMP

    [PICTURE]

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
Date:                     Configuration
5/15/2002                 Specification                     Page A2-24
   [*]                      Revision 0                         [*]

                           BROCADE / HP CONFIDENTIAL

8.0      INSTALLATION SHEET SHIPPED WITH PORT CARD

[PICTURE]

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
Date:                     Configuration
5/15/2002                 Specification                     Page A2-25
   [*]                      Revision 0                         [*]

                           BROCADE / HP CONFIDENTIAL

[PICTURE]

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     THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
     OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                     Page A2-26
   [*]                      Revision 0                         [*]

                           BROCADE / HP CONFIDENTIAL

[PICTURE]

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     OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                     Page A2-27
   [*]                      Revision 0                         [*]

                           BROCADE / HP CONFIDENTIAL

[PICTURE]

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     THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
     OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                     Page A2-28
   [*]                      Revision 0                         [*]

                           BROCADE / HP CONFIDENTIAL

[PICTURE]

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     THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
     OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                     Page A2-29
   [*]                      Revision 0                         [*]

[HEWLETT PACKARD LOGO]

                                  EXHIBIT A-2-1

                           Configuration Specification
                                       for
                          Brocade's 3200 Network Switch

[PICTURE]

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*    CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                     Page A2-1
   [*]                      Revision 0                         [*]

[HEWLETT PACKARD LOGO]

Brocade 3200 Configuration Specifications

Product, Model and Supplier Information

PRODUCT :                  hp fc switch 8B
                           hp fc entry switch 8B

MODEL NUMBERS:

A7346A                     Field Racked 8 Port 2 Gb Entry Level Network Switch

A7346AZ                    Factory Racked 8 Port 2 Gb Entry Level Network Switch

A7347A                     Field Racked 8 Port 2Gb Network Switch.

A7347AZ                    Factory Racked 8 Port 2Gb Network Switch

SUPPLIER:                  Brocade

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     OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                     Page A2-1-2
   [*]                      Revision 0                         [*]

[HEWLETT PACKARD LOGO]

                            DOCUMENT REVISION HISTORY

-----------------------------------------------------------------------------------------
Revision #                  Date                         Description
-----------------------------------------------------------------------------------------
    01                    11/29/01     Preliminary
-----------------------------------------------------------------------------------------
    02                      1/2/02     updated labels, added bezel graphics., cd artwork
-----------------------------------------------------------------------------------------
    03                      1/9/02     corrected accessory kit pn, firmware rev, added
                                       mylar label graphics for high end switch
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

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     OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                     Page A2-1-3
   [*]                      Revision 0                         [*]

[HEWLETT PACKARD LOGO]

                                Table of Contents

         Document Revision History                                       3

1.    Scope of Document                                                  5

2.    Hewlett-Packard's Product Requirements                             5
     2.1    Sourcing Material as Logical Units                           5
     2.2    Bar Code Requirements                                        5
     2.3    Power Cords                                                  6

3.0      NSSO Purchased Parts                                            6

4.0      Label - Summary                                                 7

5.0      Serial Number Details                                           8

6.0      Labels                                                          9
     6.1    Part Number - Serial Number Label                            9
     6.2    Agency Label                                                 9
     6.3    Model Label                                                 10
     6.4    Accessory Kit Label                                         10
     6.5    Brocade Shipping Label                                      10

7.0      Front Mylar Label Graphics                                     11

8.0      FRUs                                                           12

9.0      CD-ROM Artwork                                                 12

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     OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                     Page A2-1-4
   [*]                      Revision 0                         [*]

[HEWLETT PACKARD LOGO]

1.       Scope of Document

This document describes the expectations of how HP expects to receive the 2Gb Network Switch and all parts, devices and components associated with the switch. Typical expectations described in this document are:

     -   Part Numbering and Cross Referencing

     -   Configuration and revision

     -   Labeling

     -   Packaging

This document supercedes any specification described in the Supplier's Product Specification Documentation.

2.       Hewlett-Packard's Product Requirements

2.1      Sourcing Material as Logical Units

All material shall be sourced as individual logical units as defined in section
3. A logical unit is one that will be consumed as a single item within a single process area or not consumed within the process area and can be set aside without impacting the integrity of the end product. See section 3 for definition and declaration of consumable and non-consumable material.

All logical units must be labeled ( human readable and 3x9 barcode for scanning) with a part number, serial number (if applicable) and quantity (if shipped in bulk). See bar code information for more details. Individual part labeling is applicable to all parts except when individual labeling is impractical (e.g. screws, nuts, bolts, etc.).

ESD sensitive parts and material are to be packaged and labeled per industry standards.

Shipping cartons shall not contain mixed logical units. Each shipping carton may contain a maximum of one purchase order line item or part number.

2.2      Bar Code Requirements

         -    -    The bar code symbol bar shall be Code 39 (also known as "Code
              3 of 9") as specified by the AIM Uniform Symbology Specification Code 39.

         -    -    The symbol bar shall start with a minimum "Quiet Zone" of .25 inches and an asterisk "Start" character ( * in Code 39) where applicable (no adjacent labels). The symbol shall end in the asterisk followed again by a minimum .25 inches of "Quiet Zone".

         -    -    The bar code height shall be .125 inches (minimum).

---------------

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     THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
     OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                     Page A2-1-5
   [*]                      Revision 0                         [*]

[HEWLETT PACKARD LOGO]

2.3      Power Cords

Power cords have strict sourcing requirements. Power cords may only be sourced from HP specified vendors and only under the HP part number. No other power cord shall be considered. Because of these requirements, it is not necessary to include power cords with the 3200 switch.

3.0      NSSO Purchased Parts

----------------------------------------------------------------------------------------------------------------
                                  [*]                                     MODEL NUMBER: [*]
                                  PART NUMBER: [*]                        PART NUMBER: [*]
                                  DESCRIPTION: ENTRY LEVEL                DESCRIPTION: ENTERPRISE LEVEL
----------------------------------------------------------------------------------------------------------------
LICENSES
----------------------------------------------------------------------------------------------------------------
    Webtools                      Installed at Foxconn                    Installed at Foxconn
----------------------------------------------------------------------------------------------------------------
    Zoning                                                                Installed at Foxconn
----------------------------------------------------------------------------------------------------------------
    Quickloop                     Installed at Foxconn                    Installed at Foxconn
----------------------------------------------------------------------------------------------------------------
    Fabric Watch                                                          Installed at Foxconn
----------------------------------------------------------------------------------------------------------------
    ISL Trunking
----------------------------------------------------------------------------------------------------------------
    Perf. Monitoring
----------------------------------------------------------------------------------------------------------------
    Extended Fabric
----------------------------------------------------------------------------------------------------------------
    Remote Switch
----------------------------------------------------------------------------------------------------------------
HARDWARE
----------------------------------------------------------------------------------------------------------------
    Accessory Kit                 Included.                               Included.
                                  Labeled [*] (bar coded and human        Labeled [*] (bar coded and human
                                  readable) which consists of:            readable) which consists of:

                                     -     -     Documentation CD            -     -     Documentation CD

                                     -     -     Serial Cable                -     -     Serial Cable

                                     -     -     Rubber Feet                 -     -     Rubber feet

----------------------------------------------------------------------------------------------------------------
    Rails                         Not Included                            Not Included
----------------------------------------------------------------------------------------------------------------
    Power Cords                   Not Included                            Not Included
----------------------------------------------------------------------------------------------------------------
    Manuals                       Not Included                            Not Included
----------------------------------------------------------------------------------------------------------------
SWITCH CONFIGURATION
----------------------------------------------------------------------------------------------------------------
    Chassis Color                 Brocade Standard (2 Blue)               Brocade Standard (2 Blue)
----------------------------------------------------------------------------------------------------------------
    Bezel Color                   Brocade Standard (2 Blue)               Brocade Standard (2 Blue)
----------------------------------------------------------------------------------------------------------------
    Badge                         Not included                            Not included
----------------------------------------------------------------------------------------------------------------
    Firmware                      3.0.1b                                  3.0.1b
----------------------------------------------------------------------------------------------------------------

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     OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                  Page A2-1-6
     [*]                    Revision 0                      [*]

[HEWLETT PACKARD LOGO]

IP Address default                  10.77.77.77                             10.77.77.77
Subnetmask                        255.255.255.0                           255.255.255.0

4.0      Label - Summary

----------------------------------------------------------------------------------------------------------------
   SWITCH LABEL                          DESCRIPTION                                LOCATION
----------------------------------------------------------------------------------------------------------------
Part Number- Serial         HP Part Number: [*]                          Switch: top, media side, right
Number Label                [PICTURE]

                            HP Serial Number: [*]
                            [PICTURE]

                            HP Part Number: [*]
                            [PICTURE]

                            HP Serial Number: [*]
                            [PICTURE]

Agency                      Details via email from Frank Sindelar        Switch: bottom, centered.
Model Label                 [PICTURE]                                    Switch: top, media side, left

                            [PICTURE]
IP address label            [PICTURE]                                    Right, front
Brocade Serial Number       No change
Brocade Std Product Label                                                Bottom, indentation

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     OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                     Page A2-1-7
   [*]                      Revision 0                         [*]

[HEWLETT PACKARD LOGO]

----------------------------------------------------------------------------------------------------------------
ACCESSORY KIT LABEL                          DESCRIPTION                               LOCATION
----------------------------------------------------------------------------------------------------------------
Accessory Kit label                Accessory Kit, 2Gb 8 Port Switch        Located on accessory kit box.
                                   HP Part Number [*]                      Must contain:
                                   [PICTURE]

                                                                             -      -     Description

                                                                             -      -     HP P/N

                                                                             -      -     Bar code of P/N.

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
PACKAGING LABELS                        DESCRIPTION                                  LOCATION
----------------------------------------------------------------------------------------------------------------
Shipping label                       Ship to Address                   Packaging: 2 labels per switch placed
                                     Description                       in opposite sides of packing box in
                                     HP Serial Number                  upper right corner.
                                     Country of Origin
                                     HP Purchase Order
                                     Brocade PN
                                     CE mark
                                     GOST mark
                                     See section 5.6
----------------------------------------------------------------------------------------------------------------
Over pack label                      No change                         Upper right corner of pallet on top of
                                                                       shrink wrap
----------------------------------------------------------------------------------------------------------------

5.0      Serial Number Details

                  ENTRY LEVEL UNIT
                  [*] SERIAL NUMBER FORMAT: USB0TXXXXX
                  where    US            = Country of Manufacture
                           B             = Supplier ID, Brocade
                           0             = Revision Number 0
                           T             = HP Product Name abbreviation
                           XXXXX         = sequential numeric counter to
                                         start with 00001 and not reset when
                                         revision number is changed.

                  PERFORMANCE UPGRADE
                  [*] SERIAL NUMBER FORMAT: USB0SXXXXX
                  where    US            = Country of Manufacture
                           B             = Supplier ID, Brocade
                           0             = Revision Number 0
                           U             = HP Product Name abbreviation
                           XXXXX         = sequential numeric counter to
                                         start with 00001 and not reset when
                                         revision number is changed.

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     THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
     OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                     Page A2-1-8
   [*]                      Revision 0                         [*]

[HEWLETT PACKARD LOGO]

6.0      Labels

6.1      Part Number - Serial Number Label

CONTENT:

         HP Part Number and Serial Number with content bar coded in 3x9 format.

Examples:

HP Part Number: [*]
[PICTURE]

HP Serial Number: [*]
[PICTURE]

HP Part Number: [*]
[PICTURE]

HP Serial Number: [*]
[PICTURE]

         LOCATION:

                  Switch: Top, media side of unit, to the right.

6.2      Agency Label

         See email from Frank Sindelar.

         AGENCY LABEL PLACEMENT:
         Bottom of unit, centered.

---------------

- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                     Page A2-1-9
   [*]                      Revision 0                         [*]

[HEWLETT PACKARD LOGO]

6.3      Model Label

         CONTENT

[PICTURE]

[PICTURE]

         LOCATION

                  Switch: Top, media side, to left of unit.

6.4      Accessory Kit Label

Accessory kit box must be labeled with the following:

        -      -    Description:               Accessory Kit, 2Gb 8 Port Switch

        -      -    Part Number:               HP Part Number [*]

        -      -    Bar Code of part number:   [PICTURE]

6.5      Brocade Shipping Label

         The shipping label for [*] must contain the following fields:

               -      -    Ship to Address

               -      -    Description

               -      -    HP Serial Number

               -      -    Country of Origin

               -      -    Purchase Order

               -      -    Brocade Part Number

---------------

- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                     Page A2-1-10
   [*]                      Revision 0                         [*]

[HEWLETT PACKARD LOGO]

     -    -   CE mark

     -    -   GOST mark

           Shipping label location

[PICTURE]

7.0      Front Mylar Label Graphics

[*]
[PICTURE]

Magnified to see text detail.
[PICTURE]

---------------

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     THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
     OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                     Page A2-1-11
   [*]                      Revision 0                         [*]

[HEWLETT PACKARD LOGO]

[*]
[PICTURE]

Magnified to see detail
[PICTURE]

8.0      FRUs

------------------------------------------------------------------------------------------------------------
Description          Supplier Part Number           HP Replacement Part Number       HP Exchange Part Number
------------------------------------------------------------------------------------------------------------
  Switch                      tbd                               [*]                          N/A
------------------------------------------------------------------------------------------------------------

9.0      CD-ROM Artwork

NOTE: NOT APPROVED AS OF 1/2/02. FOR REFERENCE ONLY!

---------------

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     THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
     OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                     Page A2-1-12
   [*]                      Revision 0                          [*]

[HEWLETT PACKARD LOGO]

[PICTURE]

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     THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
     OMITTED PORTIONS.

Date:                     Configuration
5/15/2002                 Specification                     Page A2-1-13
   [*]                      Revision 0                          [*]

[HEWLETT PACKARD LOGO]

                                  EXHIBIT A-2-2

                           Configuration Specification
                                       for
                          Brocade's 3800 Network Switch

                                    [PICTURE]

-----------------

- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Date:            Configuration
5/15/2002        Specification               Page A2-2-1
   [*]             Revision 0                     [*]

[HEWLETT PACKARD LOGO]

Brocade 3800 Configuration Specification

Product Number:   hp surestore fc 1Gb/2Gb switch 16B

Model Numbers:

A7340A            Field Racked 16 Port 2 Gb Base Unit
                  Network Switch

A7340AZ           Factory Racked 16 Port 2 Gb Base Unit
                  Network Switch

A7340A opt 001    Field Racked 16 Port 2Gb Performance
                  Upgrade Network Switch.

A7340AZ opt 001   Factory Racked 16 Port 2Gb
                  Performance Upgrade Network Switch

Supplier:         Brocade

-----------------

- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Date:            Configuration
5/15/2002        Specification               Page A2-2-2
   [*]             Revision 0                     [*]

[HEWLETT PACKARD LOGO]

                            DOCUMENT REVISION HISTORY

------------------------------------------------------------------------------------------------
Revision #                Date                                Description
------------------------------------------------------------------------------------------------
01                         9/5         Added FRUs
------------------------------------------------------------------------------------------------
02                         9/6         Changed Serial Number format.
------------------------------------------------------------------------------------------------
03                        9/21         Single part number
------------------------------------------------------------------------------------------------
04                        10/4         Added label info, Updated FRUs
------------------------------------------------------------------------------------------------
05                        10/5         Correct Prod # on p.10 & Noted CD P/N is wrong
------------------------------------------------------------------------------------------------
06                        10/8              -     Correct picture of CD-ROM artwork. Sec 8.0

                                            -     Add Hardware and Config
                                                  sections on Sec 3.0

                                            -     Change Accessory kit
                                                  description to: "Accessory
                                                  Kit, 2Gb 16 Port Switch" from
                                                  "Accessory Kit"

                                            -     Removed sec 5.0 added content
                                                  in 3.0 and 5.5

                                            -     Reworded 6.4
------------------------------------------------------------------------------------------------
07                        10/10             -     added base unit & perf upgrade as descriptions

                                            -     added section 6.0, bezel
                                                  graphics.

                                            -     not published on web yet.
------------------------------------------------------------------------------------------------
08                        10/18             -     added model number A7345A/AZ for perf. upgrade

                                            -     changed label/bezel colors to
                                                  Brocade default.
------------------------------------------------------------------------------------------------
09                        10/24             -     back to one model number and an option

                                            -     added rubber feet to accessory
                                                  kit

                                            -     correct CD-Rom artwork
------------------------------------------------------------------------------------------------
10                        10/25             -     added correct agency label. & picture on cover
------------------------------------------------------------------------------------------------
11                        11/5              -     Section 6.0 Correct bezel drawing.

                                            -     Section 5.4: Removed ratings
                                                  label placement on top of
                                                  bezel.

                                            -     Sec 4.0 IP address label
                                                  placement finalized.

                                            Added FRU part numbers
------------------------------------------------------------------------------------------------
12                        11/16             -     fixed FRU part numbers
------------------------------------------------------------------------------------------------
13                        12/7         Updated FW, bezel color and agency
                                       label
------------------------------------------------------------------------------------------------
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                                Table of Contents

         Document Revision History                                            3

1.    Scope of Document                                                       5

2.    Hewlett-Packard's Product Requirements                                  5
      2.1    Sourcing Material as Logical Units                               5
      2.2    Bar Code Requirements                                            5
      2.3    Power Cords                                                      6

3.0      NSSO Purchased Parts                                                 6

4.0      Labels 7

5.0      Labels 9
      5.1    HP Serial Number Label                                           9
      5.2    Agency Label                                                    10
      5.3    3800 Product Label                                              11
      5.4    Rating Label                                                    13
      5.5    Accessory Kit Label                                             13
      5.6    Brocade Shipping Label                                          14

6.0      Bezel Graphics                                                      15

7.0      FRUs 16

8.0      CD-ROM Artwork                                                      16
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[HEWLETT PACKARD LOGO]

1.       Scope of Document

This document describes the expectations of how HP expects to receive the 2Gb
Network Switch and all parts, devices and components associated with the switch.
Typical expectations described in this document are:

     -   Part Numbering and Cross Referencing

     -   Configuration and revision

     -   Labeling

     -   Packaging

This document supercedes any specification described in the Supplier's Product
Specification Documentation.

2.       Hewlett-Packard's Product Requirements

2.1      Sourcing Material as Logical Units

All material shall be sourced as individual logical units as defined in section
3. A logical unit is one that will be consumed as a single item within a single process area or not consumed within the process area and can be set aside without impacting the integrity of the end product. See section 3 for definition and declaration of consumable and non-consumable material.

All logical units must be labeled (human readable and 3x9 barcode for scanning ) with a part number, serial number (if applicable) and quantity (if shipped in bulk). See bar code information for more details. Individual part labeling is applicable to all parts except when individual labeling is impractical (e.g.
screws, nuts, bolts, etc.).

ESD sensitive parts and material are to be packaged and labeled per industry standards.

Shipping cartons shall not contain mixed logical units. Each shipping carton may contain a maximum of one purchase order line item or part number.

2.2      Bar Code Requirements

         -   -    The bar code symbol bar shall be Code 39 (also known as "Code
             3 of 9") as specified by the AIM Uniform Symbology Specification
             Code 39.

         -   -    The symbol bar shall start with a minimum "Quiet Zone" of .25 inches and an asterisk "Start" character
             ( * in Code 39) where applicable (no adjacent labels). The symbol shall end in the asterisk followed again by a minimum .25 inches of
             "Quiet Zone".

         -   -    The bar code height shall be .125 inches (minimum).

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         THE OMITTED PORTIONS.

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[HEWLETT PACKARD LOGO]

         2.3      Power Cords
Power cords have strict sourcing requirements. Power cords may only be sourced from HP specified vendors and only under the HP part number. No other power cord shall be considered. Because of these requirements, it is not necessary to include power cords with the 3200 switch.

         3.0      NSSO Purchased Parts

                                MODEL NUMBER: [*]                   MODEL NUMBER: [*]
                                PART NUMBER:  [*]                   PART NUMBER:  [*]
                                DESCRIPTION:  BASE UNIT             DESCRIPTION:  PERFORMANCE
                                                                                      UPGRADE
                                                                    OPT 001
-----------------------------------------------------------------------------------------------------
LICENSES
-----------------------------------------------------------------------------------------------------
  Webtools                      Enabled                             Enabled
-----------------------------------------------------------------------------------------------------
  Zoning                        Enabled                             Enabled
-----------------------------------------------------------------------------------------------------
  Quickloop                     Enabled                             Enabled
-----------------------------------------------------------------------------------------------------
  Fabric Watch                  Enabled                             Enabled
-----------------------------------------------------------------------------------------------------
  Trunking                                                          Enabled
-----------------------------------------------------------------------------------------------------
  Perf. Monitoring                                                  Enabled
-----------------------------------------------------------------------------------------------------
  Extended Fabric                                                   Enabled
-----------------------------------------------------------------------------------------------------
  Remote Switch                                                     Enabled
-----------------------------------------------------------------------------------------------------
HARDWARE
-----------------------------------------------------------------------------------------------------
  Accessory Kit                 Included with switch.               Included with switch
                                Labeled [*] (bar coded and human    Labeled [*] (bar coded and human
                                readable) which consists of :       readable) which consists of
                                    Documentation CD (1)                Documentation CD (1)
                                    Serial Cable (1)                    Serial Cable (1)
                                    Rubber Feet (4)                     Rubber feet (4)
-----------------------------------------------------------------------------------------------------
  Rails                         Not Included                        Not Included
-----------------------------------------------------------------------------------------------------
  Power Cords                   Not Included                        Not Included
-----------------------------------------------------------------------------------------------------
  Manuals                       Not Included                        Not Included
-----------------------------------------------------------------------------------------------------
SWITCH
CONFIGURATION
-----------------------------------------------------------------------------------------------------
  Chassis Color                 Brocade Standard (2 Blue)           Brocade Standard (2 Blue)
-----------------------------------------------------------------------------------------------------
  Bezel Color                   Brocade Standard (2 Blue)           Brocade Standard (2 Blue)
-----------------------------------------------------------------------------------------------------
  Badge                         Not included                        Not included
-----------------------------------------------------------------------------------------------------
  Firmware                      3.0.1b                              3.0.1b
-----------------------------------------------------------------------------------------------------
  IP Address default            10.77.77.77                         10.77.77.77
-----------------------------------------------------------------------------------------------------
  Subnetmask                    255.255.255.0                       255.255.255.0
-----------------------------------------------------------------------------------------------------
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4.0      Labels

-------------------------------------------------------------------------------------------------------------
Label                      Description                                  Location
-------------------------------------------------------------------------------------------------------------
Serial Number              HP Format (SN and bar code)                  Switch: top, rear,
                                                                        right dimple; centered
                           Base Unit:
                           USB0Rxxxxx for [*]

                           Performance Upgrade:
                           USB0Sxxxxx for [*]

                           See section 5.1 for details
-------------------------------------------------------------------------------------------------------------
Agency                     HP customized                                Switch: bottom, front in dimple;
                           See section 5.2                              centered.
-------------------------------------------------------------------------------------------------------------
3800 Product label         HP Part Number and Bar code                  Switch: top, rear, left dimple;
                                                                        centered.
                           Base Unit:
                           [PICTURE]

                           Performance Upgrade
                           [PICTURE]

                           See section 5.3
-------------------------------------------------------------------------------------------------------------
Shipping label             Ship to Address                              Packaging: 2 labels per switch
                           Description                                  placed in opposite sides of packing
                           HP Serial Number                             box in upper right corner.
                           Revision
                           HP Purchase Order
                           Brocade PN
                           CE mark
                           GOST mark
                           See section 5.6
-------------------------------------------------------------------------------------------------------------
3800 P/S rating label      100-240 VAC                                  Power Supply
                           2.5A                                         Left rim.
                           47-63 Hz
-------------------------------------------------------------------------------------------------------------
Over pack label            No change                                    Upper right corner of pallet on top
                                                                        of shrink wrap
-------------------------------------------------------------------------------------------------------------
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
--------------------------------------------------------------------------------------------------------------
IP address label           [PICTURE]                                    Right front of bezel.
--------------------------------------------------------------------------------------------------------------
Front panel overlay        Background: Brocade default                  Switch: Front of unit
label                      Text: Brocade default
                           [PICTURE]
--------------------------------------------------------------------------------------------------------------
                           No change
Brocade Serial             [PICTURE]                                    Switch: Vertically placed to left of
Number                                                                  left power supply.
--------------------------------------------------------------------------------------------------------------
Top cover                  Background: Brocade default                  Switch: Centered in recessed area on
removal/insertion          Text: Brocade default                        top cover of enclosure
label                      [PICTURE]
--------------------------------------------------------------------------------------------------------------
LED label                  Background: Brocade default                  Switch: On back of enclosure between
                           Text: Brocade default                        cooling trays
                           [PICTURE]
--------------------------------------------------------------------------------------------------------------
Warning label              [PICTURE]                                    Switch: Right side, towards front
                                                                        between screw thread holes.
--------------------------------------------------------------------------------------------------------------
Accessory Kit label        Accessory Kit, 2Gb 16 Port Switch            Located on accessory kit box. Must
                           HP Part Number [*]                           contain:
                           [PICTURE]
                                                                        -          -     Description

                                                                        -     -    HP P/N

                                                                        -          -             Bar
                                                                                         code of P/N.
--------------------------------------------------------------------------------------------------------------
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5.0      Labels

5.1      HP Serial Number Label

See 2.3 for more details.

                  BASE UNIT
                  A7340-63001 SERIAL NUMBER FORMAT:  USB0RXXXXX
                  where    US               = Country of Manufacture
                           B                = Supplier ID, Brocade
                           0                = Revision Number 0
                           R                = HP Product Name abbreviation
                           XXXXX            = sequential numeric counter to
                                            start with 00001 and not reset when
                                            revision number is changed.

                  PERFORMANCE UPGRADE
                  A7340-63004 SERIAL NUMBER FORMAT:  USB0SXXXXX
                  where    US               = Country of Manufacture
                           B                = Supplier ID, Brocade
                           0                = Revision Number 0
                           S                = HP Product Name abbreviation
                           XXXXX            = sequential numeric counter to
                                            start with 00001 and not reset when
                                            revision number is changed.

         CONTENT:
         HP Serial Number format
         Bar code (3x9) of serial number

         Base Unit
         [PICTURE]

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[HEWLETT PACKARD LOGO]

Performance Upgrade

[PICTURE]

         LOCATION:
                  Switch: Top, rear (power supply side) of unit, in dimple to right of unit.

         FONT: Same as HP part number label. 11 font.

5.2      Agency Label

         [PICTURE]

AGENCY LABEL PLACEMENT:
         Bottom of unit, media side, centered in dimple.

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                  [PICTURE]

5.3      3800 Product Label

         HP's part number label will replace the 3800 Product Label. This label will not necessarily use the same label size and font and content of the 3800 label. The intent is to have a label which fits in the dimple on the top rear of the switch which fully fits in the depression and contains HP's part number and bar code of HP's part number.

         CONTENT
                  HP Part Number Human Readable (either [*] or [*])
                           Bar code (3x9) of HP part Number

                  Examples:

                  Base
                  [PICTURE]

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[HEWLETT PACKARD LOGO]

                  Performance Upgrade
                  [PICTURE]

         LOCATION
                  Switch: Top, rear (power supply slide) of unit in dimple to left of unit.
         SIZE:
                  2.25"(h) x 2"(w) (maximum)
         FONT:   11 or equivalent.

         PLACEMENT:
         [PICTURE]

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[HEWLETT PACKARD LOGO]

5.4      Rating Label
                                    [PICTURE]
                  .
         Label is placed approximately where shown below.

                  [PICTURE]

5.5      Accessory Kit Label

Accessory kit box must be labeled with the following:

         -        -        Description:                    Accessory Kit, 2Gb 16
                                                           Port Switch

         -        -        Part Number:                    HP Part Number [*]

         -        -        Bar Code of part number:        [PICTURE]

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[HEWLETT PACKARD LOGO]

[PICTURE]

5.6      Brocade Shipping Label

         The shipping label for [*] and [*] must contain the following fields:

         -     -     Ship to Address

         -     -     Description

         -     -     HP Serial Number

         -     -     Revision

         -     -     Country of Origin

         -     -     Purchase Order

         -     -     Brocade Part Number

         -     -     CE mark

         -     -     GOST mark

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[PICTURE]

[PICTURE]

[PICTURE]         Label location

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6.0      Bezel Graphics

[PICTURE]

Text detail:
[PICTURE]

Color: Pantone Cool Grey 2C

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         THE OMITTED PORTIONS.

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[HEWLETT PACKARD LOGO]

7.0      FRUs

---------------------------------------------------------------------------------------------------
                                                                                  HP Exchange Part
Description         Supplier Part Number    HP Replacement Part Number                 Number
---------------------------------------------------------------------------------------------------
Switch                  tbd                            [*]                              [*]
---------------------------------------------------------------------------------------------------
Power Supply            XHP-3800-002                   [*]                              N/A
---------------------------------------------------------------------------------------------------
Fan Module              XHP-3800-003                   [*]                              N/A
---------------------------------------------------------------------------------------------------
Chassis                 tbd                            [*]                              N/A
---------------------------------------------------------------------------------------------------
Motherboard             tbd
---------------------------------------------------------------------------------------------------

8.0      CD-ROM Artwork

[PICTURE]

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         WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
         THE OMITTED PORTIONS.

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[HEWLETT PACKARD LOGO]

                                  EXHIBIT (A-3)

                  DELIVERY, PACKING, AND SHIPPING REQUIREMENTS

1.0      General Shipping Terms

1.1 Shipment Requirements. All Accepted Orders are to be shipped complete. Supplier will give HP [*] notice if it learns or has reason to believe that it cannot meet a Delivery Date or that only a portion of the Accepted Order will be available for Delivery to meet a Delivery Date. For partial shipments, Supplier will ship the available quantities unless directed by HP to reschedule Delivery. If Supplier ships by a method other than as specified in the corresponding Accepted Order, Supplier will pay any resulting increase in the cost of shipment. HP may utilize drop shipment options to any destination; provided that if HP drop ships outside the country in which the Accepted Order is placed, [*]. The failure of Supplier to comply with these shipping requirements will be considered a material breach of the Agreement.

1.2 Right to Accept Over Shipments. If Supplier ships more Product than is covered by the corresponding Accepted Order, the amount of the over shipment may be either retained by HP for application against future Orders or returned to Supplier [*], as HP may determine in its discretion.

1.3 Meeting Delivery Dates. If Supplier delivers Product more than [*] in advance of the Delivery Date, HP may, at its option, (i) return such Product to Supplier at Supplier's risk and expense including, but not limited to, any transportation, import, or export related expenses or duties, (in which case Supplier [*] will redeliver such Product to HP on the correct Delivery Date; or (ii) retain such Product and make payment on the date payment would have been due based on the correct Delivery Date. In the event that Product scheduled for delivery is anticipated to be delivered more than [*] later than the Delivery Date, HP may, at its discretion, require Supplier to ship and deliver such via a different mode of transportation [*] or pursue any other remedy available to HP, at law or in equity, consistent with the terms of this Agreement. If Delivery occurs more than [*] in advance of the Delivery Date, HP may either return the affected Product, or any portion thereof, or retain same with payment with respect thereto due as though received on the Delivery Date.

1.5 Freight Terms; Passage of Title; and Risk of Loss. Freight terms will be negotiated by the parties from time to time during the Term. Title to each item of Product passes from Supplier when same is [*] as defined in Section 2.1 of the Agreement. Risk of loss of, and damage to, each item of Product passes at Delivery.

1.6 Packing List. Each Delivery will include a packing list that satisfies the requirements, including as to country of origin, set forth in
         Article 16 and Exhibit B.

1.7 Packaging. Supplier will preserve, package, handle and pack all items of Product so as to protect same from loss, damage, electrostatic discharge or otherwise in conformance with good commercial practice, Exhibit B, Specifications, Applicable Law and other applicable standards as may be mutually agreed from time to time.

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         THE OMITTED PORTIONS.

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[HEWLETT PACKARD LOGO]

1.8 Responsibility for Damage. Supplier will select the common carrier to be used for shipment of Product. Supplier is responsible and liable for any loss or damage due to its failure to properly preserve, package, handle or pack Product. Neither HP nor any Eligible Purchaser will be required to assert any claim for such loss or damage against the common carrier involved, nor will either be liable for any loss or damage due to a release of chemicals or other hazardous materials to the environment by reason of improper Delivery or Non-conforming Product.

1.9 Off-Premises Inspection. HP will have access, subject to Supplier's security and safety requirements, to [*] to pre-inspect Product on reasonable advance notice without prejudicing or affecting its rights of inspection and testing upon Delivery. HP will bear its expenses of pre-inspection, and will indemnify and hold Supplier harmless from any damage or injury caused by HP's personnel at such facility.

1.10 Inspection. HP will inspect Product upon Delivery to verify whether HP has received the number of boxes of Product shown on Supplier`s packing list and to detect any visible damage or any apparent damage from transportation to the boxes or packaging of Product. HP will promptly notify Supplier of any such damage to the boxes or external packaging as delivered and will make a notation on the common carrier's waybill of such damage and/or of any shipment shortages. HP will also promptly notify Supplier of any shortage in the number of boxes delivered.

1.11 Changes to delivery dates may only be made by HP's authorized purchasing representatives, as specified by HP. HP may, without cost or liability, issue Change Orders for Product quantities and schedule dates. If any Change Order is made orally, Supplier will send HP a written confirmation thereof within [*] of Supplier's receipt of said Change Order and HP will provide Supplier with an Order confirming such change within [*] of receiving Supplier's confirmation.

         If Supplier does not deliver Product in accordance with an Accepted Order or such Product does not meet the Specifications, then HP shall have the right to receive remedies specified herein. Supplier is not responsible for delays caused by a Delaying Cause as defined in Section
         19.1. Supplier acknowledges the importance of HP receiving Product in a timely manner.

2.0      Outbound Logistics Operational Requirements

Supplier is required to meet the following outbound logistics requirements in order to ship products from their facility/shipping site to HP specified destinations. Destinations will include distribution centers, third party logistics hubs and customers (end users or resellers).

     A.  Customs & Legal Requirements

              1. Customs Export/ Import Clearance - The Supplier will be required to be the exporter of record for shipments leaving the origin country or to assist HP in export clearance in the case that HP is the exporter of record. The Supplier will be required to assist HP in import clearance in the case that HP is the importer of record or to be the importer of record for shipments going into destination countries. Requirements will vary based on shipping origin, shipping destination, financial flow, customs regulations, and Supplier's legal registration within origin/ destinations countries.

              2. Legal Registration - The Supplier will be responsible for obtaining appropriate registrations to legally conduct outbound logistics as [*].

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         THE OMITTED PORTIONS.

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[HEWLETT PACKARD LOGO]

     B.  Physical Shipping Requirements

              1. Documents and Labeling - The Supplier must be able to produce and support all required shipping documentation required to meet customs (export and import), transportation, and customer requirements. Specific requirements will vary based on shipping origin, shipping destination, transportation lane, delivery tracking, and customer. Supported documents include the following.

                  -        Commercial Invoice - multiple type

                  -        International Packing list

                  -        Bill of Lading/ Airway Bill

                  -        Shipping labels

              2. Packing and Marking - The Supplier must prepare and pack all Products in a manner (i) that HP from time to time may reasonably specify or, in the absence of HP's specification, that is consistent with practices customary in the computer component industry, (ii) necessary to meet a designated carrier's requirements, and (iii) that conforms with the laws and regulations of any applicable country (including, but not limited to, the United States of America) and any applicable subdivision thereof.

              3. Palletizing - The Supplier is required to palletize products for shipments when required based on transportation mode. The Supplier will need to provide documented pallet specifications for HP approval based on product dimensions. Palletizing of products will need to be sufficient to adequately protect the products during shipment, provide necessary security measures, support shipment load optimization, and meet customer requirements.

              4. Carton Quality - The Supplier will be required to meet minimum carton quality requirements. This will include, but is not limited to, the cosmetic appearance and physical condition of the final shipping cartons.

              5. Serial Number Scanning - The Supplier will need to support serial number scanning for product shipments requiring serial number tracking as defined by HP. Scanned product serial numbers will be required on shipping documentation and will need to be systemically provided to HP or other sites as defined within the IM requirements.

              6. Additional Requirements - HP may request additional outbound logistics requirements of the Supplier either during implementation or post implementation. These requirements could include, but are not limited, to the following.

                  -        New customer requirements

                  -        Trade laws (customs)

                  -        Process integration and improvements

     C.  Security Requirements

         The Supplier will be required to meet HP security requirements to effectively minimize product damages and losses from shipment point of origin to destination.

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         THE OMITTED PORTIONS.

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[HEWLETT PACKARD LOGO]

     D.  Carrier/ Freight Forwarder Requirements

              1. Delivery Service Level - The Supplier will need to support HP specified transportation modes and delivery service levels.

              2. Use of HP Carriers - In the case that HP is responsible for the outbound transportation, the Supplier will be required to schedule shipments via specific HP carriers. Carrier assignments will vary based on shipping origin, shipping destination, customer, shipment size, product type, and other factors. In the case that HP carriers need to be used, HP will provide the Supplier a Routing Guide with routing parameters and specific carrier preferences.

              3. Carrier Scheduling - The Supplier will be responsible for arranging carrier pick up and providing required shipment documentation.

              4. Reporting - In some cases the Supplier will be required to support outbound logistics reporting needs beyond those established in the IM requirements.

     E.  IM System Requirements

              The Supplier will [*] continue to support all IM system requirements that it supports as of the Effective Date directly related to meeting the outbound logistics requirements as defined in the IM system requirements ("IM Requirements"). Supplier will use reasonable efforts to support new IM Requirements generally implemented across HP's supply base. Outbound logistics operations processes will be required to be automated in the areas of producing shipping documentation and capturing and sending logistics required information.

         The Supplier will [*] support all IM system requirements directly related to meeting the outbound logistics requirements as defined in the IM system requirements. Outbound logistics operations processes will be required to be automated in the areas of producing shipping documentation and capturing and sending logistics required information.

     F.  Compliance & Audits

              The Supplier will be required to support logistics process and IM system audits related to the outbound logistics requirements. This will include hosting HP Logistics personnel and providing process details, sample documents, and [*] as requested by HP. Audit findings and observations will be shared with the Supplier as a means of improving logistics execution to ensure all customs and customer requirements are successfully supported.

3.0      Duties Minimization

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         THE OMITTED PORTIONS.

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[HEWLETT PACKARD LOGO]

     a) Supplier will enclose a "Form A" document in every shipment to Europe or the United States of America to comply with "General System of Preferences" ("GSP") requirements each time this benefit can be applied to shipments.

     b) Supplier will also make [*] reasonable effort to minimize freight and duties and keep the Product eligible for the GSP by [*].

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         THE OMITTED PORTIONS.

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

[HEWLETT PACKARD LOGO]

                                  EXHIBIT (A-4)

                                  DOCUMENTATION

         PRODUCT DOCUMENTATION: REPRODUCTION, MODIFICATION, AND DISTRIBUTION

         Supplier will provide to HP an electronic master copy of Supplier's standard documentation made generally available for the Products, using the FrameMaker on an HP FTP site. It is an express condition to the timely release of the OEM Products that all applicable documentation be timely submitted by Supplier to HP in acceptable format and content. Such documentation will include, but is not limited to, planning, installation, operation, and service and user guides, as appropriate. Supplier retains ownership of all such customized documentation performed by Supplier. Any costs associated with the preparation of the Supplier-customized Product documentation are set forth in this Agreement.

         Supplier shall provide HP with master copies of the documentation in both hard copy and electronic form. Except as otherwise provided and subject to the retention of all copyright notices and/or confidentiality legends, HP shall have the right to modify, copy any Supplier-supplied or Supplier-customized Product documentation for use internally by its employees [*]. HP shall have the right to reproduce such Product documentation from the masters supplied to it by Supplier. HP shall provide Supplier with a copy of such reproduced Product documentation for verification, and Supplier agrees to perform such verification on the first version of any release within [*] of receipt of such reproduction(s). Further, HP shall have the right to distribute such Product documentation and software media to its Resellers and End User Customers. Such license shall continue during the Term of this Agreement and for [*] after the date of last shipment by HP of the Products purchased under this Agreement. If HP introduces errors into the Documentation, then Supplier shall have no liability for such errors.

         PRODUCT AND DOCUMENTATION

         1. PRODUCT DOCUMENTATION. As stated in this Agreement, Supplier will prepare for HP and provide standard documentation made generally available for the Product(s)[*].

         2.       OTHER DOCUMENT REQUESTS.

                  2.1 CD Manual Files. If requested, one set of Suppliers generally available CDs with manual text files will be supplied [*]. Please specify the manuals and indicate the preferred file format desired. (PDF and FrameMaker 6 source files) Only one CD copy of each manual may be ordered for each revision level.

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         THE OMITTED PORTIONS.

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[HEWLETT PACKARD LOGO]

                  2.2 Illustrations. Upon request, one master electronic copy of each graphic used in the Manual(s) will be provided [*] when text files of each manual are ordered. These files will be provided in both .cdr and .bmp formats.

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
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
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[HEWLETT PACKARD LOGO]

                                  EXHIBIT (A-5)

                        HP OPENVIEW STORAGE AREA MANAGER
                             DEVELOPERS' GUIDE - SDK

This Exhibit (A-65) incorporates by reference the publication issued by HP and generally known as "HP OpenView Storage Area Manager Developer's Guide, Edition 1200," a copy of which Supplier acknowledges receipt from HP prior to or on the Effective Date of the Agreement.

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         THE OMITTED PORTIONS.

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[HEWLETT PACKARD LOGO]

                                  EXHIBIT (A-6)

                      HETEROGENEOUS SWITCH INTEROPERABILITY

During the Term of this Agreement and any extension(s) thereto, Supplier shall use all [*] efforts to achieve switch fabric interoperability between Supplier's switch products and applicable [*] industry standards [*]. All new switches released by Supplier to HP intended for use as OEM HP-branded products [*]. Switches already released by Supplier before the Effective Date of this Agreement [*].

Supplier shall retain responsibility to provide OEM Products and firmware that comply with the [*] standards current as of the Effective Date of this Agreement including:

[*]
[*]
[*]

Future revisions will be reviewed and adopted by Supplier as needed to maintain competitive market viability. Supplier shall retain responsibility to provide OEM products and firmware that are certified by [*]:

[*]
[*]
[*]

HP and Supplier will mutually establish a test plan, to be recorded in writing, including equipment, resources required (people, etc.) and milestones/timelines for specific supported configurations. The test plan will be designed to support a "shift left" qualification program, where Supplier is responsible for performing the qualification testing of the OEM products and firmware under consideration. This qualification testing will be done at [*].

HP may verify Supplier's OEM Products and firmware as supplied for use in HP-branded products, for [*] capability. This evaluation will be done in one or more HP engineering laboratories, in the configurations set forth in Attachment
(A) of this Exhibit (A-6) and in mutually defined configurations substantially derived from the baseline configurations set forth in Attachment (A) to this Exhibit (A-6), using the above listed interoperability standards [*].

Based on HP's evaluation of the Supplier's OEM products and firmware, [*] whether the OEM products or firmware [*]. Supplier shall use reasonable efforts to modify its OEM products or firmware as required to fix interoperability problems. Supplier and OEM will work together to get product to meet [*].

Supplier and HP will review current HP test results from the configurations set forth in Attachment (A) to this Exhibit (A-6), and will mutually establish defined configurations substantially derived from those baseline configurations designated in Attachment (A). For purposes of Attachment (A) to this Exhibit, "Test Equipment" shall mean "Fibre Channel Analyzer." Supplier will support agreed-upon configurations according to the provisions of Exhibit (D) of the Agreement.

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HP and the Supplier will mutually establish a communication and program management plan to address operational issues and status updates in a timely manner. The first joint program team meeting shall occur within [*] of the Effective Date of this Agreement and shall include Vice President and Director level attendees from both Supplier and HP.

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                                 ATTACHMENT (A)

[PICTURE]

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         THE OMITTED PORTIONS.

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EXHIBIT (B)

                            ELIGIBLE PURCHASERS & [*]

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
[*]                                          [*]
[*]                                          [*]
-----------------------------------------------------
[*]                                          [*]
  [*]                                          [*]
  [*]                                          [*]
  [*]                                          [*]
-----------------------------------------------------
[*]                                          [*]
  [*]                                          [*]
  [*]                                          [*]
                                               [*]
                                               [*]
                                               [*]
-----------------------------------------------------
[*]
  [*]
  [*]
  [*]
-----------------------------------------------------

-----------------------------------------------------
                                             [*]
[*]
                                             [*]
[*]
-----------------------------------------------------
                                             [*]
[*]                                          [*]
  [*]                                        [*]
  [*]                                        [*]
  [*]                                        [*]
  [*]                                        [*]
                                             [*]
-----------------------------------------------------

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[HEWLETT PACKARD LOGO]

-----------------------------------------------------
[*]
-----------------------------------------------------
[*]                                          [*]

[*]                                          [*]
[*]                                          [*]
[*]                                          [*]
[*]
-----------------------------------------------------
[*]

[*]
[*]
[*]
-----------------------------------------------------

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[HEWLETT PACKARD LOGO]

                                   EXHIBIT (C)

                                PRICING AND FEES

Subject to the terms and conditions of the Agreement, per-unit pricing and per-copy license fees for OEM Products and Parts made available by Supplier to HP, as set forth in this Agreement and more particularly described in Exhibit
(A), are as set forth below.

All prices listed below are in United States Dollars (USD) and are for new OEM Product units only. Each periodic per-unit price listed herein shall be effective immediately upon the first day of the [*] and shall apply to all OEM Products or Parts [*] purchased by HP during the period to which such price applies.

NONCOMMERCIAL OEM PRODUCT UNIT COST ALLOCATION. HP and Supplier acknowledges that non-commercial OEM Product units may be required before the intended launch of each respective OEM Product by HP, such units to be necessary for the staging, production, testing, qualification, and certification of final customer-shippable OEM Product units. Such non-commercial units are to be considered as prototype units for HP-internal use only and not made available as commercial OEM Product units sold to end-user customers of HP.

During the term of this Agreement and upon HP's request, Supplier agrees to provide to HP [*] noncommercial edge switch (8- and 16-port configurations) units and [*] noncommercial core switch (32-port and higher configurations) units for each new OEM Product (e.g., Silkworm 3200, 3800, 12000), such units to be used by HP solely for non-commercial purposes. All such prototype units will be provided to HP from Supplier under an Equipment Loan Agreement as represented in Exhibit (E). The loan period for such units will have a term of [*] unless otherwise agreed between the parties.

In the event HP requires OEM Product prototype units exceeding the above-stated quantity to be provided by Supplier, or elects to keep loaned units past the applicable loan period, HP may purchase such units as available from Supplier at [*] listed below in this Exhibit (C) for the applicable OEM Product units or HP shall return the units to Supplier. In the event Supplier does not receive the units within the applicable loan period, Supplier may invoice HP for the [*] as set forth in this Exhibit (C), [*] pursuant to the purchase order issued with the order for the Non-Commercial OEM Product. Supplier will use commercially reasonable efforts to supply OEM Product prototype units required under this section, upon reasonable advance notice by HP of its requirement for such units.

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[HEWLETT PACKARD LOGO]

BROCADE OEM SOFTWARE PRODUCTS TERMS AND CONDITIONS.

OEM Product Configurations. OEM Product pricing for each OEM Product unit purchased under this Agreement shall include licenses for all such Software as specifically described under the respective OEM Product description below at no additional charge.

Software License Fees. For the Term of this Agreement and any extension(s) thereof, Supplier will provide to HP [*] all commercially available and fully operable maintenance modifications, bug fixes, minor enhancements, and the like that Supplier generally provides to other customers, for use in conjunction with OEM Products provided by Supplier. Notwithstanding the foregoing, Brocade may offer and HP may choose to purchase paid Software upgrades at mutually agreed pricing.

Internal-use Copies. [*] per-license fees shall be due for copies of the Software used by HP for reasonable demonstration, testing, [*] purposes.

Software Delivery. All Software provided by Supplier under this Agreement shall be offered to HP [*] such Software is [*] made [*] to any other customer of Supplier.

Software Licenses. All Software license OEM Products listed in this Exhibit (C) shall include HP's right to reproduce and distribute any associated Documentation. [*] Per Copy Fee will be due for any package item subsequently [*].

OEM PRODUCT PRICING. Subject to the terms and conditions of the Agreement the per-unit pricing for each OEM Product (e.g., Silkworm 2802, Silkworm 12000, Silkworm 3900), including applicable pricing for Software and Parts made available by Supplier to HP under this Agreement is as set forth below, and may be amended from time to time by the Parties to provide for new OEM Products or pricing [*].

All Parts (e.g., FRU) pricing listed below shall be effective beginning on the Effective Date of the Agreement and shall be subject to the same [*] as for OEM Products under this Agreement, and as set forth below. The FRU's and pricing listed below are for purposes of servicing and supporting the OEM Products.

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[HEWLETT PACKARD LOGO]

SILKWORM 12000 FC CORE SWITCH OEM PRODUCT PRICING.

SILKWORM 12000 BASE SWITCH
HP PART NUMBERS: [*]
HP PART DESCRIPTION: SilkWorm 12000 32-port Base Fibre Channel Fabric Switch SUPPLIER MODEL NO. / DESCRIPTION: SilkWorm 12000 Base Switch unit including [*].

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TIME PERIOD                           HP PURCHASE PRICE
--------------------------------------------------------
    [*]                                      [*]
--------------------------------------------------------
    [*]                                      [*]
--------------------------------------------------------

SILKWORM 12000 16-PORT MODULES
HP PART NUMBERS: [*]
HP PART DESCRIPTION: Upgrade 16-port Auto-sensing 1-2 Gbit/second Module SUPPLIER MODEL NO. / DESCRIPTION: SilkWorm 12000 Upgrade 16-port Auto-sensing 1-2 Gbit/second Module including all mutually agreed HP-customized documentation, and required internal cables

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TIME PERIOD                           HP PURCHASE PRICE
--------------------------------------------------------
    [*]                                      [*]
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SILKWORM 12000 a la carte SOFTWARE LICENSE FEES

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SOFTWARE / FIRMWARE TITLE             HP PURCHASE PRICE
--------------------------------------------------------
SW12000 Extended Fabrics                     [*]
--------------------------------------------------------
SW12000 Remote Switch                        [*]
--------------------------------------------------------
ISL Trunking                                 [*]
--------------------------------------------------------
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SILKWORM 12000 FRU PRODUCTS

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
HP SERVICE FRU'S
------------------------------------------------------------------------------------------------------------

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
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         DESCRIPTION                  REPAIR PRICING         [*]             [*]             [*]             [*]
-----------------------------------------------------------------------------------------------------------------
SW12000 Chassis FRU, includes               [*]              [*]             [*]             [*]             [*]
backplane, blower backplane &
harness, AC harness (does not
include blower assys, power
supplies, WWN card, door, cable
tray)
-----------------------------------------------------------------------------------------------------------------
FRU, 16 Port Auto-Sensing 1-2               [*]              [*]             [*]             [*]             [*]
Gbit/Sec Module
-----------------------------------------------------------------------------------------------------------------
FRU, SW12000 Control Processor              [*]              [*]             [*]             [*]             [*]
-----------------------------------------------------------------------------------------------------------------
FRU, SW12000 Power Supply,                  [*]              [*]             [*]             [*]             [*]
180-264VAC, 1000W
-----------------------------------------------------------------------------------------------------------------
FRU, SW12000 rack mount kit.                [*]              [*]             [*]             [*]             [*]
Includes front & rear brkts, bottom
support rack rails
-----------------------------------------------------------------------------------------------------------------
FRU, SW12000 Blower Assembly                [*]              [*]             [*]             [*]             [*]
(single).  Includes blower, control
board, housing
-----------------------------------------------------------------------------------------------------------------
FRU, SW12000 Rear WWN Bezel, LED            [*]              [*]             [*]             [*]             [*]
Status Panel cosmetic trim
-----------------------------------------------------------------------------------------------------------------
FRU, SW12000 WWN board assembly             [*]              [*]             [*]             [*]             [*]
-----------------------------------------------------------------------------------------------------------------
FRU, SW12000 chassis door                   [*]              [*]             [*]             [*]             [*]
-----------------------------------------------------------------------------------------------------------------
FRU, SW12000 Switch card slot               [*]              [*]             [*]             [*]             [*]
filler panel
-----------------------------------------------------------------------------------------------------------------
FRU, SW12000 cable management tray          [*]              [*]             [*]             [*]             [*]
-----------------------------------------------------------------------------------------------------------------
FRU, SW12000 cable management               [*]              [*]             [*]             [*]             [*]
pillar (16)
-----------------------------------------------------------------------------------------------------------------

SILKWORM 3900 FC SWITCH OEM PRODUCT PRICING.

SILKWORM 3900 BASE SWITCH
HP PART NUMBERS: [*]
HP PART DESCRIPTION: hp StorageWorks SAN switch 2/32 (Basic)
SUPPLIER MODEL NO. / DESCRIPTION: SILKWORM 3900 Base Switch unit including [*].

-------------------------------------------------------
TIME PERIOD                           HP PURCHASE PRICE
-------------------------------------------------------
    [*]                                      [*]
-------------------------------------------------------

SILKWORM 3800 FC FABRIC SWITCH OEM PRODUCT PRICING.

SILKWORM 3800 BASE SWITCH
[*]
HP PART DESCRIPTION: HP FC 1Gb / 2Gb Switch, 16B, Basic (16-Port Fibre Channel Fabric Switch)
SUPPLIER MODEL NO. / DESCRIPTION: 3800 Base Switch unit including [*]

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
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TIME PERIOD                           HP PURCHASE PRICE
---------------------------------------------------------
   [*]                                       [*]
---------------------------------------------------------
   [*]                                       [*]
---------------------------------------------------------
   [*]                                       [*]
---------------------------------------------------------

SILKWORM 3800 EL BASE SWITCH
HP PART NUMBER: 283056-B21, DS-DSGGD-AD
HP PART DESCRIPTION: StorageWorks SAN Switch 2/16EL (16-Port Fibre Channel Fabric Switch)
SUPPLIER MODEL NO. / DESCRIPTION: 3800 Base Switch unit including [*].

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TIME PERIOD                           HP PURCHASE PRICE
---------------------------------------------------------
   [*]                                       [*]
---------------------------------------------------------

SILKWORM 3800 SWITCH ADVANCED BUNDLE
[*]
HP PART DESCRIPTION: HP FC 1Gb / 2Gb Switch, 16B, Advanced (16-Port Fibre Channel Fabric Switch)
SUPPLIER MODEL NO. / DESCRIPTION: 16 Port 2Gb/s Switch, [*].

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TIME PERIOD                           HP PURCHASE PRICE
---------------------------------------------------------
   [*]                                       [*]
---------------------------------------------------------
   [*]                                       [*]
---------------------------------------------------------
   [*]                                       [*]
---------------------------------------------------------

ADVANCED BUNDLE - SILKWORM 3800 SWITCH
HP PART NUMBER:  287055-B21, DS-DSGGD-BA
HP PART DESCRIPTION: StorageWorks SAN Switch 2/16 (16-Port Fibre Channel Fabric Switch)
SUPPLIER MODEL NO. / DESCRIPTION: 16 Port 2Gb/s Switch, [*].

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TIME PERIOD                           HP PURCHASE PRICE
---------------------------------------------------------
   [*]                                       [*]
---------------------------------------------------------

BROCADE 3800 FIBRE CHANNEL SOFTWARE OEM PRODUCT PER-COPY FEES
HP PART DESCRIPTION:

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
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

[HEWLETT PACKARD LOGO]

SUPPLIER MODEL NO. / DESCRIPTION:
Brocade Fabric Watch Software, including applicable Documentation, Software upgrades, technical support, and maintenance.

-------------------------------------------------
HP per-license fee:                          [*]
-------------------------------------------------

HP PART DESCRIPTION:
SUPPLIER MODEL NO. / DESCRIPTION: Brocade Extended Fabric Software, including applicable Documentation, Software upgrades, technical support, and maintenance.

-------------------------------------------------
HP per-license fee:                          [*]
-------------------------------------------------

HP PART DESCRIPTION:
SUPPLIER MODEL NO. / DESCRIPTION: Brocade Remote Switch Software, including applicable Documentation, Software upgrades, technical support, and maintenance.

-------------------------------------------------
HP per-license fee:                          [*]
-------------------------------------------------

HP PART DESCRIPTION:
SUPPLIER MODEL NO. / DESCRIPTION: Brocade ISL Trunking Software, including applicable Documentation, Software upgrades, technical support, and maintenance.

-------------------------------------------------
HP per-license fee:                          [*]
-------------------------------------------------

HP PART DESCRIPTION
SUPPLIER MODEL NO. / DESCRIPTION: Brocade Advanced Performance Monitoring Software, including applicable Documentation, Software upgrades, technical support, and maintenance.

-------------------------------------------------
HP per-license fee:                          [*]
-------------------------------------------------

SILKWORM 3200 BASE FC SWITCH OEM PRODUCT PRICING.

SILKWORM 3200 BASE FC SWITCH
HP PART NUMBER: [*]
HP PART DESCRIPTION: HP FC 1Gb/2Gb Entry Switch, (8-Port Fibre Channel Fabric Switch)
SUPPLIER MODEL NO. / DESCRIPTION: 3200 Base Switch unit including [*].

-------------------------------------------------------
TIME PERIOD                           HP PURCHASE PRICE
-------------------------------------------------------
    [*]                                      [*]
-------------------------------------------------------

-----------------

- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Date:            Configuration
5/15/2002        Specification               Page C-6
   [*]             Revision 0                   [*]

[HEWLETT PACKARD LOGO]

-------------------------------------------------
[*]                                          [*]
-------------------------------------------------
[*]                                          [*]
-------------------------------------------------
[*]                                          [*]
-------------------------------------------------

SILKWORM 3200 EL BASE FC SWITCH
HP PART NUMBER: [*]
HP PART DESCRIPTION: StorageWorks SAN Switch 2/8 EL (8-Port Fibre Channel Fabric Switch)
SUPPLIER MODEL NO. / DESCRIPTION: 3200 Base Switch unit including [*].

--------------------------------------------------------
TIME PERIOD                           HP PURCHASE PRICE
--------------------------------------------------------
   [*]                                       [*]
--------------------------------------------------------

SILKWORM 3200 ENTRY BASE SWITCH
HP PART NUMBER: [*]
HP PART DESCRIPTION: HPFC 1Gb/2Gb Entry Switch (8-Port Fibre Channel Fabric Switch)
SUPPLIER MODEL NO. / DESCRIPTION: 3200 Entry Switch unit including [*]

--------------------------------------------------------
TIME PERIOD                           HP PURCHASE PRICE
--------------------------------------------------------
    [*]                                     [*]
--------------------------------------------------------
    [*]                                     [*]
--------------------------------------------------------
    [*]                                     [*]
--------------------------------------------------------
    [*]                                     [*]
--------------------------------------------------------

BROCADE SILKWORM 3200 ENTRY SWITCH UPGRADE
[*]
HP PART DESCRIPTION:HP Entry Switch 8B Fabric Upg License
SUPPLIER MODEL NO. / DESCRIPTION: Upgrade from Entry 3200 to Base Switch 3200
[*].

--------------------------------------------------------
HP per-license fee:                          [*]
--------------------------------------------------------

BROCADE FABRIC SOFTWARE OEM PRODUCT PER-COPY FEES.
HP PART DESCRIPTION:
SUPPLIER MODEL NO. / DESCRIPTION:
Brocade Zoning Software, including applicable Documentation, Software upgrades, technical support, and maintenance.

--------------------------------------------------------
HP per-license fee:                          [*]
--------------------------------------------------------

-----------------

- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Date:            Configuration
5/15/2002        Specification               Page C-7
   [*]             Revision 0                   [*]

[HEWLETT PACKARD LOGO]

BROCADE FABRIC MANAGER SOFTWARE OEM PRODUCT PRICING

BROCADE FABRIC MANAGER SOFTWARE
HP PART DESCRIPTION: [*]
SUPPLIER MODEL NO. / DESCRIPTION:
Brocade Fabric Manager Software, including applicable Documentation, Software upgrades, technical support, and maintenance.

-------------------------------------------------------
SOFTWARE / FIRMWARE TITLE             HP PURCHASE PRICE
-------------------------------------------------------
Fabric Manager 3.0                           [*]
-------------------------------------------------------

-----------------

- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Date:            Configuration
5/15/2002        Specification               Page C-8
   [*]             Revision 0                   [*]

[HEWLETT PACKARD LOGO]

GENERAL FRU OEM PRODUCT PRICING.
(SCHEDULE OF SPARES - PRE-MERGER HP)

PART NUM                DESCRIPTION                        STD MGMT COST
  [*]             Power Supply Module                           [*]
  [*]             Blower Assembly                               [*]
  [*]             WWN Assembly                                  [*]
  [*]             Control Processor Card                        [*]
  [*]             Chassis                                       [*]
  [*]             Control Processor Card                        [*]
  [*]             (out of warranty repair)                      [*]
  [*]             16 Port Card                                  [*]
  [*]             16 Port Card                                  [*]
  [*]             (out of warranty repair)                      [*]
  [*]             2GB 16 PT SW                                  [*]
  [*]             BD 2GB 16PT SW                                [*]
  [*]             PS 2GB 16 PT SW                               [*]
  [*]             Fan 2GB 16 PT SW                              [*]
  [*]             CH 2GB 16 PT SW                               [*]
  [*]             2GB 16 PT SW                                  [*]
  [*]             BD 2GB 16PT SW                                [*]
  [*]             License Key INSTR.                            [*]
  [*]             ISL CABLES                                    [*]
  [*]             2250 SWITCH                                   [*]
  [*]             2GB 8 PT SW                                   [*]
  [*]             2GB 8 PT SW                                   [*]
  [*]             BROCADE SERIAL CABLE                          [*]
  [*]             CHASSIS W/ MAINBOARD                          [*]

-----------------

- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Date:            Configuration
5/15/2002        Specification               Page C-9
   [*]             Revision 0                   [*]

[HEWLETT PACKARD LOGO]

GENERAL FRU OEM PRODUCT PRICING.
(SCHEDULE OF SPARES - PRE-MERGER COMPAQ)

-----------------

- CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Date:            Configuration
5/15/2002        Specification               Page C-10
  [*]              Revision 0                   [*]

[HEWLETT PACKARD LOGO]

[PICTURE]

                               SCHEDULE OF SPARES
                                 ATTACHMENT III

                       BROCADE           HP           COMPAQ            COMPAQ              COMPAQ / HP
MFG P/N               ORDERING P/N     5-5 P/N        2-5-2 P/N         6-3 P/N    REV.     PRODUCT NAME
CURRENT PURCHASED
PRODUCT - SW2000
                                                                                            Storage Works
80-0000363-05        CQ-2040-0000    N/A            DS-DSGGC-AA     176219-B21      B01     SAN Switch 8-EL

                                                                                            Storage Works
80-0000466-07        CQ-2250-0000    N/A            DS-DSGGC-AB     212776-B21      B01     SAN Switch 16-EL

                                                                                            Storage Works
80-0000308-06        CQ-2401-0002    N/A            DS-DSGGB-AA     158222-B21      B01     SAN Switch 8

80-0000289-11        HP-2401-0000    A5625-62002    N/A             N/A

                                                                                            Storage Works
80-0000453-05        CQ-2801-0002    N/A            DS-DSGGB-AB     158223-B21      B01     SAN Switch 16

80-0000350-08        HP-2802-0001    A5624-60003    N/A             N/A

                                                                                            Storage Works
80-0000556-03        CQ-6400-0000    N/A            DS-DSGGS-AB     230617-B21      B01     SAN Switch Integrated/64

80-0000648-01        HP-6400-0000    A7326-62001    N/A             N/A

                                                                                            Storage Works
80-0000478-04        CQ-6432-0000    N/A            DS-DSGGS-AA     230616-B21      B01     SAN Switch Integrated/32

CURRENT PURCHASED
PRODUCT - SW3000

                                                                                            Storage Works
80-0000766-03        CQ-3200-0000    N/A            DS-DSGGD-AC     258707-B21      A01     SAN Switch 2/8-EL

80-0000767-02        HP-3200-0000    A7346-63001    N/A             N/A                     hp surestore fc 1Gb/2Gb Switch 8b

80-0000769-02        HP-3200-0001    A7347-63001    N/A             N/A                     hp surestore fc 1Gb/2Gb Switch 8b
                                                                                            Storage Works

80-0000821-02        CQ-3602-0000    N/A            DS-DSGGD-AD     283056-B21      A01     SAN Switch 2/16-EL
                                                                                            Storage Works

80-0000858-02        CQ-3802-0000    N/A            DS-DSGGD-BA     287055-B21      A01     SAN Switch 2/16

80-0000599-04        HP-3802-0000    A7340-63001    N/A             N/A                     hp surestore fc 1Gb/2Gb Switch 16b

                                                    DS-DSGGD-AB     240603-B21      A01     Storage Works SAN Switch 2/32

80-0000611-04        HP-3802-0001    A7340-63004    N/A             N/A                     hp surestore fc 1Gb/2Gb Switch 16b

CURRENT PURCHASED PRODUCT - SW12000
                                                                                            Storage Works
80-0000989-01        HQ-12000-0001   A6509-63001    DS-DSGGE-AB     254508-B21      A01     SAN Core Switch 2/64
                                                                                            Storage Works
                                                                                            SAN Core Switch Blade
80-0000992-01        HQ-12000-0002   A6510-60001    DS-DSGGE-AU     286352-B21      A01     16-port, 2Gb

FRUs / OPTIONS - SW2000

80-0000403-03        XCQ-000014      N/A            29-34646-01     159661-001      A02     8 PORT M/B

80-0000307-06        XHP-000021                     N/A             N/A

80-0000310-01        XCQ-000015      N/A            29-34647-01     159662-001      A01     8 PORT FAN TRAY

80-0000306-01        XHP-000008                     N/A             N/A

60-0000055-01        XCQ-000016      N/A            29-34648-01     159663-001      A01     PWRSPLY

80-0000771-01        XHP-000010                     N/A             N/A

80-0000309-01        XCQ-000017      N/A            29-34649-01     159664-001      A01     8 PORT CHASSIS

80-0000624-01        XHP-2400-0001   A5625-60001    N/A             N/A

80-0000451-01        XCQ-000018      N/A            29-34651-01     159666-001      A01     16 PORT FAN TRAY

80-0000302-01        XHP-000013                     N/A             N/A

80-0000454-03        XCQ-000019      N/A            29-34650-01     159665-001      A02     16 PORT M/B

80-0000301-04        XHP-000012                     N/A             N/A

60-0000118-01        XCQ-000020      N/A            3X-H7603-AA     160407-B21      A01     PWRSPY OPTION

80-0000452-01        XCQ-000021      N/A            29-34652-01     159667-001      A01     16 PORT CHASSIS

80-0000303-03        XHP-000014                     N/A             N/A

80-0000625-01        XHP-2800-0001                  N/A             N/A

80-0000340-01        XCQ-000023      N/A            30-56154-01     188851-B21              SERIAL CABLE

80-0000340-01        XCQ-000023      N/A            29-34690-01     195401-001              SERIAL CABLE

80-0000470-01        XHP-000027                     N/A             N/A
                                                                                            Storage Works
80-0000364-05        XCQ-000024      N/A            29-34683-01     177615-001      A01     SAN Switch 8-EL
                                                                                            Storage Works

80-0000467-06        XCQ-000025      N/A            29-34823-01     222093-001      A01     SAN Switch 16-EL

80-0000555-01        XCQ-000026      N/A            29-34898-01     239018-001      A01     ISL CABLE

80-0000563-01        XCQ-000029      N/A            29-34899-01     239019-001      A01     ISL CABLE

80-0000620-01        XCQ-2040-0001   N/A            N/A             N/A

80-0000623-01        XCQ-2250-0001   N/A            N/A             N/A

80-0000621-01        XCQ-2400-0001   N/A            N/A             N/A

80-0000622-01        XCQ-2800-0001   N/A            N/A             N/A

80-0000652-01        XHP-6400-0002   A7326-70001    N/A             N/A

80-0000649-01        XHP-6400-0006   A7345-67001    N/A             N/A

80-0000653-01        XHP-6400-0003   A7345-67002    N/A             N/A

80-0000651-01        XHP-6400-0001   A7326-87901    N/A             N/A

80-0000655-01        XHP-6400-0005   A7326-44002    N/A             N/A

80-0000654-01        XHP-6400-0004   A7326-67003    N/A             N/A

FRUs / OPTIONS - SW3000

80-0000908-02        XCQ-3200-0001   N/A            N/A             287700-001              SPS-SWITCH, FIBRE CHNL, 8-EL

80-0000779-02        XHP-3200-0000   A7346-67001    N/A             N/A

80-0000877-01        XCQ-3200-0002   N/A            N/A             287900-001

80-0000822-02        XCQ-3600-0001   N/A            N/A             287699-001              SPS-BD,SYSTEM, 16-EL

80-0000731-04        XHP-3800-0005   A7340-67001    N/A             N/A

                     XHP-3800-0006   A7340-67006    N/A             N/A

80-0000672-04        XCQ-3800-0001   N/A            29-34922-01     257544-001              SPS-BD,SYSTEM

80-0000612-03        XHP-3800-0001   A7340-67002    N/A             N/A

80-0000673-01        XCQ-3800-0002   N/A            29-34923-01     257545-001              SPS-FAN

80-0000633-02        XHP-3800-0003   A7340-67004    N/A             N/A

80-0000674-01        XCQ-3800-0003   N/A            3X-H7604-AA     260255-B21              SPS-PWR-SPY OPTION

80-0000675-01        XCQ-3800-0004   N/A            29-34924-01     257546-001              SPS-PWR-SPY

80-0000632-02        XHP-3800-0002   A7340-67003    N/A             N/A

80-0000852-01        XCQ-3800-0005   N/A            29-34931-01     278672-001              SPS-RACK MOUNT KIT, 1"

FRUs / OPTIONS - SW12000

80-0000843-xx        XCQ-12000-0001  N/A            N/A             283802-001              SPS-BD, SWITCH12000 PORT

80-0000844-xx        XCQ-12000-0002  N/A            N/A             283803-001              SPS-BD, SWITCH12000 CP

80-0000845-xx        XCQ-12000-0003  N/A            N/A             283804-001              SPS-PWR SPLY, SW12000,1000W

80-0000846-xx        XCQ-12000-0004  N/A            N/A             283805-001              SPS-RACK MNT KIT, SW12000, 14U

80-0000847-xx        XCQ-12000-0005  N/A            N/A             283801-001              SPS-BLOWER, SW12000 CP

80-0000848-xx        XCQ-12000-0006  N/A            N/A             283806-001              SPS-PANEL,FILLER,PORT CARD

80-0000849-xx        XCQ-12000-0007  N/A            N/A             283807-001              SPS-CA,SW12000 CP PILLAR

OPTIONAL SOFTWARE / PAPER PACKS - SW2000

53-0000013-01                                       BX-RKERA-XE                             SAN Switch

60-0000142-01        CQ-200032-01    N/A            QB-65AAA-SA     166601-001      A01     Remote Switch

53-0000238-01                                       BX-RR78A-XE                             SAN Switch

80-0000748-01        CQ-228001-01    N/A            QM-6SYAA-AA     257653-B21              Fabric Watch

53-0000237-01                                       BX-RR7CA-XE                             SAN Switch

80-0000747-01        CQ-228002-01    N/A            QM-6SZAA-AA     257655-B21              Extended Fabric

53-0000056-01                                       BX-RNUSA-XE                             SAN Switch

60-0000330-01        CQ-228005-01    N/A            QM-6KAAA-AB     207104-B21      A01     Multi E-port Upgrade

OPTIONAL SOFTWARE / PAPER PACKS - SW3000

53-0000305-01                                       BX-RTABA-XE                             SAN Switch 2/8-EL

80-0001036-01        CQ-3200FLF-01   N/A            QB-6XKAA-MA     288250-B21              Full Fabric Upgrade

53-0000264-01                                       BX-RTADA-XE                             SAN Switch 2/16-EL

80-0000850-01        CQ-3600FLF-01   N/A            QB-6X3AA-MA     288162-B21              Full Fabric Upgrade

53-0000225-01                                       BX-RR7RA-XE                             SAN Switch 2/16

80-0000688-01        CQ-3800EXF-01   N/A            QB-6SZAB-SA     262868-B21              Extended Fabric

                     HP-3800EXF-01                  N/A             N/A

                     HP-380REXF-01                  N/A             N/A

53-0000226-01                                       BX-RR7ZA-XE                             SAN Switch 2/16

80-0000687-01        CQ-3800FWH-01   N/A            QB-6SYAB-SA     262864-B21              Fabric Watch

53-0000234-01                                       BX-RR7VA-XE                             SAN Switch 2/16

80-0000746-01        CQ-3800PRF-01   N/A            QB-6TZAA-SA     262870-B21              Advanced Performance Monitoring

                     HP-3800PRF-01                  N/A             N/A

                     HP-380RPRF-01                  N/A             N/A

53-0000223-01                                       BX-RR8AA-XE                             SAN Switch 2/16

80-0000722-01        CQ-3800PRM-01   N/A            QB-6U1AA-SA     262874-B21              Performance Bundle

53-0000236-01                                       BX-RR7MA-XE                             SAN Switch 2/16

80-0000744-01        CQ-3800QLP-01   N/A            QB-6TYAA-SA     262866-B21              Quickloop Fabric Assist

53-0000235-01                                       BX-RR83A-XE                             SAN Switch 2/16

80-0000745-01        CQ-3800TRK-01   N/A            QB-6U0AA-SA     262872-B21              ISL Trunking

                     HP-3800TRK-01                  N/A             N/A

                     HP-380RTRK-01                  N/A             N/A

80-0000758-01        HP-3800ENU-01                  N/A             N/A

                     HP-3800RSW-01                  N/A             N/A

                     HP-380RRSW-01                  N/A             N/A

OPTIONAL SOFTWARE / PAPER PACKS - SW12000
                                                    BX-RSWKA-XE                             SAN Core Switch 2/64

53-0000288-01        CQ-1200EXF-01   N/A            QB-6X5AA-SA     288140-B21              Extended Fabric
                                                                                            SAN Core Switch 2/64

53-0000289-01        CQ-1200RSW-01   N/A            QB-6X7AA-SA     288148-B21              Remote Switch
                                                    BX-RSWPA-XE                             SAN Core Switch 2/64

53-0000287-01        CQ-1200TRK-01   N/A            QB-6X6AA-SA     288144-B21              ISL Trunking

                                                                                FW       BROCADE DOC    COMPAQ DOC       STANDARD
                     BROCADE        HP           BROCADE DESCRIPTION            LEVEL     KIT P/N        KIT P/N           COST
MFG P/N             ORDERING P/N   5-5 P/N
CURRENT PURCHASED
PRODUCT - SW2000
                                                 Eclipse2040
80-0000363-05      CQ-2040-0000    N/A           Entry Fabric, WT, Z, Docs,     2.6.0c   60-0000378-05   QB-6KAAA-SA,
                                                 Serial Cable Midas 2250                                 Rev. 2.0

                                                 Full Fabric, WT,Z, Docs,
80-0000466-07      CQ-2250-0000    N/A           Serial Cable, Rack Mount
                                                 Kit                            2.6.0c   60-0000436-04   QB-6MBAA-SA,
                                                 SilkWorm2400                                             Rev. 2.0
                                                 1PS, WT,Z,QL,F, Docs,          2.6.0c   60-0000122-06   QB-6F9AB-SA,
                                                 Serial Cable                                            Rev. 3.0

80-0000308-06      CQ-2401-0002    N/A           SilkWorm2400
                                                 8 port, 1 G, WT, QL, Z, FW     2.4.1    N/A

80-0000289-11      HP-2401-0000    A5625-62002   SilkWorm2800
                                                 1PS, WT,Z,QL,F, Docs,          2.6.0c   60-0000123-06   QB-6F9AC-SA,
                                                 Fan Tray Handles                                        Rev. 3.0             [*]

                                                 SilkWorm2800
80-0000453-05      CQ-2801-0002    N/A           2PS, 16 port, 1 G, WT,         2.4.1                    N/A
                                                 QL, Z, FW

80-0000350-08      HP-2802-0001    A5624-60003   SilkWorm 6400                  2.6.0c   60-0000475-03   QB-6QKAA-SA,
                                                 Fabric, WT, Z, (FW, v2.2                                Rev. 2.0
                                                 licenses)

                                                 SilkWorm 6400
80-0000556-03      CQ-6400-0000    N/A           64 port, FOS, WT, Z, WL., FW                            N/A
                                                 Starbase 6432

80-0000648-01      HP-6400-0000    A7326-62001   Fabric, WT, Z, (FW, v2.2       2.6.0c   60-0000475-03   QB-6QKAA-SA,
                                                 licenses)                                               Rev. 2.0

                                                 SilkWorm 3200
80-0000478-04      CQ-6432-0000    N/A           4-switch Fabric, AWT, AZ,      3.0.2c   60-0000705-01   QB-6X3AA-SA,
                                                 Rack Mount Kit                                          Rev. 1.0

80-0000478-04      CQ-6432-0000    N/A           SilkWorm 3200
                                                 8 port, 2 G, WT, QL,           3.0.1b                   N/A
CURRENT PURCHASED                                Single E-port
PRODUCT - SW3000                                 8 port, 2 G, WT, QL, Z, FW     3.0.1b                   N/A

                                                 SilkWorm 3200
80-0000766-03      CQ-3200-0000    N/A           8 port, 2 G, WT, QL, Z, FW     3.0.2c   60-0000701-01   QB-6XKAA-SA,
                                                                                                         Rev. 1.0

80-0000767-02      HP-3200-0000    A7346-63001   SilkWorm 3600
                                                 4-switch Fabric, AWT, AZ,
                                                 Rack Mount Kit

80-0000769-02      HP-3200-0001    A7347-63001   SilkWorm 3800 (2               3.0.2a   60-0001635-01   QC-6U2AA-SA,
                                                 power supplies)                                         Rev. 1.0

                                                 Fabric, AWT, AZ
80-0000821-02      CQ-3602-0000    N/A           Rack Mount Kit

80-0000858-02      CQ-3802-0000    N/A           SilkWorm 3800 (2 power
                                                 supplies) 16 port, 2 G, WT,    3.0.1b                   N/A
                                                 QL, Z, FW

80-0000599-04      HP-3802-0000    A7340-63001   SilkWorm 3900 (2
                                                 power supplies) 32 port, 2 G,  4.0.2                    N/A
                                                 WT, QL, Z, FW

80-0000611-04      HP-3802-0001    A7340-63004   SilkWorm 3800 (2 power         3.0.1b                   N/A
                                                 supplies)

CURRENT PURCHASED PRODUCT - SW12000              16 port, 2 G, WT, QL, Z, FW,
                                                 ISLT, PM, EXF, RSW

                                                                                         72-0000014-02
80-0000989-01      HQ-12000-0001   A6509-63001   SilkWorm 12000, 32-port                 53-0000278-02
                                                 Config, Fabric, AWT, AZ,                53-0000277-01
                                                 FW, PM,                                 53-0000285-01
                                                 Rack Mount Kit                 4.0.0a   53-0000284-01   QB-6X4AA-SA,
                                                                                                          Rev. 1.0

80-0000992-01      HQ-12000-0002   A6510-60001   SilkWorm 12000, 16-port
                                                 Blade,
                                                 Fabric, AWT,AZ                 4.0.0a   N/A             N/A

FRUs / OPTIONS - SW2000

80-0000403-03      XCQ-000014      N/A           2400 Mainboard Tray            2.1.9m   N/A             N/A                  [*]

80-0000307-06      XHP-000021                    HP,FRU,CHS,W/MB,NO FAN,        2.4.1    N/A             N/A
                                                 SW2400T

80-0000310-01      XCQ-000015      N/A           2400 Fan Tray                     --    N/A             N/A                  [*]

80-0000306-01      XHP-000008                    HP,FRU,FAN TRAY,SW2400T           --    N/A             N/A

60-0000055-01      XCQ-000016      N/A           Power Supply FRU                  --    N/A             N/A                  [*]

80-0000771-01      XHP-000010                    HP,FRU,P/S ASM,SW2000             --    N/A             N/A

80-0000309-01      XCQ-000017      N/A           2400 Chassis                      --    N/A             N/A                  [*]

80-0000624-01      XHP-2400-0001   A5625-60001   2400 Accessory Tray               --    N/A             N/A

80-0000451-01      XCQ-000018      N/A           2800 Fan Tray                     --    N/A             N/A                  [*]

80-0000302-01      XHP-000013                    HP,FRU,FAN TRAY,SW2800T           --    N/A             N/A

80-0000454-03      XCQ-000019      N/A           2800 Mainboard Tray            2.1.9m   N/A             N/A                  [*]

80-0000301-04      XHP-000012                    HP,FRU,M/B W/TRAY SW2800T      2.4.1    N/A             N/A

60-0000118-01      XCQ-000020      N/A           Power Supply Option               --    60-0000124-01   QC-6F9AC-GZ,         [*]
                                                                                                         Rev. 2.2

80-0000452-01      XCQ-000021      N/A           2800 Chassis/Dsply/ Touchpad      --    N/A             N/A                  [*]

80-0000303-03      XHP-000014                    HP,FRU,CHS,DSPLY,KYPD,SW2800T     --    N/A             N/A

80-0000625-01      XHP-2800-0001                 2800 Accessory Tray               --    N/A             N/A

80-0000340-01      XCQ-000023      N/A           Serial Cable Option               --    N/A             N/A

80-0000340-01      XCQ-000023      N/A           Serial Cable FRU                  --    N/A             N/A                  [*]

80-0000470-01      XHP-000027                    HP,FRU,SERIAL,CABLE,
                                                 RJ45 / ADPTR                      --    N/A             N/A

80-0000364-05      XCQ-000024      N/A           Eclipse 2040 FRU               2.1.9m   N/A             N/A                  [*]

80-0000467-06      XCQ-000025      N/A           Midas 2250 FRU                 2.1.9m   N/A             N/A                  [*]

80-0000555-01      XCQ-000026      N/A           ISL FRU (1M)                      --    N/A             N/A                  [*]

80-0000563-01      XCQ-000029      N/A           ISL FRU (0.75M)                   --    N/A             N/A                  [*]

80-0000620-01      XCQ-2040-0001   N/A           FRU Accessory Kit, CQ-2040        --    N/A             N/A

80-0000623-01      XCQ-2250-0001   N/A           FRU Accessory Kit, CQ-2250        --    N/A             N/A

80-0000621-01      XCQ-2400-0001   N/A           FRU Accessory Kit, CQ-2401        --    N/A             N/A

80-0000622-01      XCQ-2800-0001   N/A           FRU Accessory Kit, CQ-2801        --    N/A             N/A
                                                 6400 Accessory Door
                                                 (MUST ship with 6400
80-0000652-01      XHP-6400-0002   A7326-70001   switch)                           --    N/A             N/A

80-0000649-01      XHP-6400-0006   A7345-67001   6400 2250 Switch FRU           2.4.1    N/A             N/A

80-0000653-01      XHP-6400-0003   A7345-67002   6400 ISL Cable Kit                --    N/A             N/A

80-0000651-01      XHP-6400-0001   A7326-87901   6400 Rack Mount Kit               --    N/A             N/A

80-0000655-01      XHP-6400-0005   A7326-44002   6400 Packaging FRU                --    N/A             N/A

80-0000654-01      XHP-6400-0004   A7326-67003   6400 CD/Docs ( $ per 25)          --

FRUs / OPTIONS - SW3000

80-0000908-02      XCQ-3200-0001   N/A           3200 Switch FRU                3.0.2c   N/A             N/A                  [*]

80-0000779-02      XHP-3200-0000   A7346-67001   8 port, single e port
                                                 switch fru                     3.0.1b   N/A             N/A

80-0000877-01      XCQ-3200-0002   N/A           3200 Fixed Rack Mount Kit         --    N/A             N/A

80-0000822-02      XCQ-3600-0001   N/A           3600 Mainboard FRU             3.0.2c   N/A             N/A                  [*]

80-0000731-04      XHP-3800-0005   A7340-67001   3800 Switch FRU                3.0.1b   N/A             N/A
                                                 3800 Chassis w/wiring
                                                 harness - Special
                   XHP-3800-0006   A7340-67006   Order, Min 10                     --    N/A             N/A

80-0000672-04      XCQ-3800-0001   N/A           3800 Mainboard FRU             3.0.2a   N/A             N/A                  [*]

80-0000612-03      XHP-3800-0001   A7340-67002   3800 Tray w/MB                 3.0.1b   N/A             N/A

80-0000673-01      XCQ-3800-0002   N/A           3x00 Fan FRU                      --    N/A             N/A                  [*]

80-0000633-02      XHP-3800-0003   A7340-67004   3800 Fan                          --    N/A             N/A

80-0000674-01      XCQ-3800-0003   N/A           3800 Power Supply Option          --    N/A             N/A

80-0000675-01      XCQ-3800-0004   N/A           3x00 Power Supply FRU             --    N/A             N/A                  [*]

80-0000632-02      XHP-3800-0002   A7340-67003   3800 Power Supply                 --    N/A             N/A

80-0000852-01      XCQ-3800-0005   N/A           3x00 Rack Mount Kit               --    N/A             N/A                  [*]

FRUs / OPTIONS - SW12000

80-0000843-xx      XCQ-12000-0001  N/A           12000 FRU, PORT CARD           4.0.0    N/A             N/A                  [*]

80-0000844-xx      XCQ-12000-0002  N/A           12000 FRU, CP CARD                --    N/A             N/A                  [*]

80-0000845-xx      XCQ-12000-0003  N/A           12000 FRU, P/S, 180-264VAC,
                                                 1000W                             --    N/A             N/A                  [*]

80-0000846-xx      XCQ-12000-0004  N/A           12000 FRU, RACK MOUNT
                                                 KIT, 14U                          --    N/A             N/A                  [*]

80-0000847-xx      XCQ-12000-0005  N/A           12000 FRU, BLOWER ASSY            --    N/A             N/A                  [*]

80-0000848-xx      XCQ-12000-0006  N/A           12000 FRU, PORT CARD
                                                 SLOT FILLER PNL                   --     N/A            N/A                  [*]

80-0000849-xx      XCQ-12000-0007  N/A           12000 FRU, CABLE MGT PILLAR       --     N/A            N/A                  [*]

OPTIONAL SOFTWARE / PAPER PACKS - SW2000

53-0000013-01

60-0000142-01      CQ-200032-01    N/A           Remote Switch License Pak      2.1.x    N/A             N/A

53-0000238-01

80-0000748-01      CQ-228001-01    N/A           Fabric Watch Pak (SW2000)      2.6      N/A             N/A

53-0000237-01

80-0000747-01      CQ-228002-01    N/A           Extended Fabric Pak (SW2000)   2.6      N/A             N/A

53-0000056-01

60-0000330-01      CQ-228005-01    N/A           Multi E-port Upgrade
                                                 License Pak                    2.6      N/A             N/A

OPTIONAL SOFTWARE / PAPER PACKS - SW3000

53-0000305-01

80-0001036-01      CQ-3200FLF-01   N/A           Full Fabric (eliminates
                                                 4-switch limit)                3.x      N/A             N/A

53-0000264-01

80-0000850-01      CQ-3600FLF-01   N/A           Full Fabric (eliminates
                                                 4-switch limit)                3.x      N/A             N/A

53-0000225-01

80-0000688-01      CQ-3800EXF-01   N/A           Extended Fabric Pak (SW3800)   3.x      N/A             N/A

                   HP-3800EXF-01                 SW, Extended Fabric            3.x      N/A             N/A

                   HP-380REXF-01                 SW, Repair key,
                                                 Extended Fabric                3.x      N/A             N/A

53-0000226-01

80-0000687-01      CQ-3800FWH-01   N/A           Fabric Watch Pak (SW3800)      3.x      N/A             N/A

53-0000234-01

80-0000746-01      CQ-3800PRF-01   N/A           Advanced Performance
                                                 Monitoring (SW3800)            3.x      N/A             N/A

                   HP-3800PRF-01                 SW, Performance Monitoring     3.x      N/A             N/A

                   HP-380RPRF-01                 SW, Repair key, Performance
                                                 Monitoring                     3.x      N/A             N/A

53-0000223-01                                    Performance Bundle (SW3800,
                                                 includes FW, APM,T)

80-0000722-01      CQ-3800PRM-01   N/A                                          3.x      N/A             N/A

53-0000236-01

80-0000744-01      CQ-3800QLP-01   N/A           QuickLoop Fabric
                                                 Assist (SW3800)                3.x      N/A             N/A

53-0000235-01

80-0000745-01      CQ-3800TRK-01   N/A           ISL Trunking (SW3800)          3.x      N/A             N/A

                   HP-3800TRK-01                 SW, Trunking                   3.x      N/A             N/A

                   HP-380RTRK-01                 SW, Repair key, Trunking       3.x      N/A             N/A

80-0000758-01      HP-3800ENU-01                 SW, BASE to ADV. Upgrade       3.x      N/A             N/A

                   HP-3800RSW-01                 SW, Remote Switch              3.x      N/A             N/A

                   HP-380RRSW-01                 SW, Repair key, Remote
                                                 Switch                         3.x      N/A             N/A
OPTIONAL SOFTWARE / PAPER PACKS - SW12000

53-0000288-01      CQ-1200EXF-01   N/A           Extended Fabric Pak (SW12000)  4.x      N/A             N/A

53-0000289-01      CQ-1200RSW-01   N/A           Remote Switch License Pak
                                                 (SW12000)                      4.x      N/A             N/A

53-0000287-01      CQ-1200TRK-01   N/A           ISL Trunking (SW12000)         4.x      N/A             N/A
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                                   EXHIBIT (D)

                             MAINTENANCE AND SUPPORT

1.       GENERAL TERMS.

         1.1. SCOPE: Supplier will provide maintenance and support services to HP as specified in these Support Terms to allow HP to provide effective service to end-user customers ("Customers") of the Product. Unless otherwise agreed, HP will serve as the primary support contact with Customers, and Supplier shall have no direct end-user customer support obligations except as otherwise provided herein. The obligations of each party are specified below. In case of any conflict with the agreement which contains this Maintenance and Support Exhibit
                  ("Agreement"), the terms of this Maintenance and Support
                  Exhibit will take precedence for clarification of support obligations, but will not otherwise modify the Agreement.

         1.2. DEFINITIONS: The following capitalized terms will have these meanings when used in these Support Terms:

                  1.2.1. "ACTION PLAN" means the initial plan to be created and implemented by Supplier in response to an HP
                           Problem Resolution or Escalation request. At a minimum, the Action Plan must contain the following:

                           1.  Problem Statement;

                           2. List of all key HP and Supplier contacts and their managers;

                           3.  Actions to be taken;

                           4.  Purpose and desired result for each action;

                           5.  Expected completion time; and

                           6. Contingencies or alternatives if desired results are not achieved.

                  1.2.2. "ESCALATION" is the process described in ARTICLE 4 below through which HP declares that a Customer situation requires immediate action. Under this process, the nature and severity of the problem is raised in each party's organization and additional resources are allocated as specified in these Support
                           Terms toward solving the problem.

                  1.2.3. "FIX" means a change in a Product that removes a problem in that product. A Fix must be designed and tested so that it can be distributed to all Customers. A Fix may be temporary or permanent. A temporary Fix may be a patch or bug fix that temporarily modifies a Product or any software in the product without rebuilding that product. A permanent
                           Fix provides a permanent solution to the problem, agreed upon by both HP and the Supplier.

                  1.2.4.   "PROBLEM RESOLUTION" is the process described in
                           Article 3 below through which HP submits a Request for Technical Assistance to notify Supplier when a problem (such as a fault or defect) is suspected in a Product. Under this process, HP confirms the problem diagnosis with Supplier, and the parties cooperate to resolve the problem.

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                  1.2.5.   "SUPPORT INFORMATION" means Product Service
                           Information and a Knowledge Data Base of known
                           problems related to Supplier's support of Products.

                  1.2.6. "STATUS UPDATE" means Supplier's summary of the problem, describing the possible cause and the incremental work to be performed to reach resolution, including the Action Plan and the availability date of a Fix.

                  1.2.7.   "TECHNICAL ASSISTANCE" is the process described in
                           Article 2 below through which HP obtains assistance from Supplier in the support of Customers. Technical
                           Assistance includes the exchange of information, such as product configuration, product operation, or other necessary answers or assistance to support questions.

                  1.2.8. "TRACKING SYSTEM" means an electronic database to be maintained by the parties for updating and communicating information pertaining to Service
                           Requests, Technical Assistance, Problem Resolution and Escalation. The particular type of Tracking
                           System will be mutually determined, as more particularly described in Section 1.7 below.

                  1.2.9.   "WORKAROUND" means a temporary solution or temporary
                           Fix that restores operational capability for the Product, without severely compromising the performance of that product, until a permanent Fix is available. A Workaround can be a change in the configuration or a change in Customer documentation.

                  1.2.10. "PRODUCTS" means the products listed in Exhibit (A) of the Agreement to which this Exhibit is attached, including all related Documentation, Software licenses and media, Parts, and other deliverables provided pursuant to the Agreement.

         1.3. GENERAL OBLIGATIONS. Each party agrees to the following general terms:

                  1.3.1. For each Product, Supplier will provide a product support plan incorporating HP's support planning processes and support recommendations.

                  1.3.2.   Unless expressly authorized under these Support
                           Terms, neither party will commit resources of the other to Customers.

                  1.3.3. Both parties will provide such information to each other as is needed to implement these Support Terms, subject to the confidentiality and licensing provisions of this Agreement. Unless otherwise specified, all such information will be used by the other party solely for its internal use to fulfill its obligations under these Support Terms.

                  1.3.4. When either party makes changes to its support policies and procedures that may affect its ability to support Customers or the other party under these terms, the party making the changes will inform the other party's Strategic Support Contact listed in
                           Section 1.5 below of such changes in accordance with the procedures described in these Support Terms.

                  1.3.5. HP may [*]. Nothing in these Support Terms prohibits either party from independently supporting the other party's products; provided that each party acknowledges that, except as expressly granted hereunder or in the Software License Agreement, no licenses are

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                           granted to the other to use that party's confidential
                           technical information or other intellectual property.

                  1.3.6.   HP requires verification of Supplier's
                           replacement/repair process for FRUs and Products.
                           Upon the Effective Date of this Agreement, Supplier will promptly provide a FRU replacement and repair plan of sufficient detail to HP's reasonable satisfaction. The number of times a FRU is repaired
                           [*] [*] [*].

         1.4. STRATEGIC AND TECHNICAL SUPPORT CONTACTS. Supplier and HP have each designated in Appendix I a Strategic Support Contact and a Technical Support Contact, which may be one and the same person. The Strategic Support Contacts will be the focal points for general relationship and process issues and will be responsible for managing the overall relationship of the parties. The Technical Support Contacts will be the focal points for Customer technical issues, including Technical
                  Assistance, Problem Resolution and Escalation. Technical and
                  Strategic Support Contacts may be changed at any time upon written notice to the other party.

         1.5.     STATUS REVIEW MEETINGS. Supplier and HP Strategic Support
                  Contacts or their designees will meet on a regular basis for the purpose of reviewing the effectiveness of their support relationship, suggesting changes, implementing improvements and sharing technical information. Meetings will take place at least [*] in the [*] year of the Agreement, and at least [*] thereafter.

         1.6. COMMUNICATIONS BETWEEN PARTIES. Any support-related communications required or permitted to be given under these Support Terms will be made by telephone, or by electronic mail
                  ("e-mail") in a standard format agreed to by the parties, to the appropriate contact.

         1.7. PROBLEM TRACKING SYSTEM. The parties agree to implement and maintain a problem tracking database (the "Tracking System") for inputting, accessing and updating information on Requests for Technical Assistance, Problem Resolution and Escalation.
                  [*] prioritization of the Problem Tracking System.

         1.8.     RESPONSE TIMES. Supplier [*] respond to HP requests for
                  Technical Assistance, Problem Resolution and Escalation as soon as possible after receipt of the request, but in no event later than the response times specified in Appendix II to these Support Terms, in accordance with the problem classification listings in that Appendix.

2.       TECHNICAL ASSISTANCE.

         2.1.     HP REQUEST FOR TECHNICAL ASSISTANCE.

                  2.1.1. When making a request for Technical Assistance, HP will provide the following information to Supplier:
                           (a) description of the situation; (b) the HP assigned call classification and the HP identification number;
                           and (c) the call back phone number if different from the Technical Support Contact phone number listed in Appendix I.

                           1.       COLLECT THE FOLLOWING INFORMATION FOR
                                    ANALYSIS:

                                    -     Switch trace, log file, or data dump
                                          using Brocade's SUPPORTSHOW and
                                          COREDUMP Utilities.

                                    -     Finisar trace (strongly recommended)
                                          Xyratec okay.

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                           2.       PROVIDE INFORMATION FOR BROCADE TO BE ABLE
                                    TO REPRODUCE THE PROBLEM: Step-by-step
                                    procedure(s) used to recreate the problem,
                                    if possible.

                           3.       SYSTEM CONFIGURATION INFORMATION:

                                    -     HOST : All OS platforms and versions;
                                          HBA type and driver version

                                    -     HOST Applications: List

                                    -     Storage: Disk or tape subsystem type
                                          (i.e: RAID, JBOD, public, private,
                                          DLT, etc.), manufacturer and firmware
                                          version.

                                    -     Storage management software and
                                          applications

                                    -     Switch topology: Describe the network
                                          configuration. Provide SAN diagram if
                                          possible.

                                    -     Is the switch in a cascaded or meshed
                                          environment?

                                    -     How many switches are in the
                                          configuration? Of what types?

                                    -     How are the switches zoned?

                                    -     Are there parallel fabrics? Dual host,
                                          storage connections

                                    -     Are there any third-party switches
                                          linked in the fabric?

                                    -     Are there any arbitrated loop devices
                                          connected?

                                    -     Are any bridges, gateways, or routers
                                          connected? To what?

                  2.1.2. Effective as of the date of first customer shipment of the Product, Supplier will make its Technical
                           Support Contacts available to receive Technical
                           Assistance requests from HP through the supplier's designated toll-free telephone number, _____________, designated e-mail address, ___________, or designated web site, __________. The supplier shall provide technical support to HP Support as set forth in this Agreement [*].

                  2.1.3. Supplier will take all necessary steps to resolve the Technical Assistance request and provide HP with the resolution and all available information as soon as it is available but no later than the response times specified in Appendix II.

                  2.1.4.   HP agrees that the support engineers that contact
                           Supplier for Technical Assistance have previously received a substantial level of training on the Product.

         2.2. TECHNICAL ASSISTANCE RECORDS. Supplier will keep a record of all Technical Assistance requests in Supplier's Tracking
                  System and update their current status. As soon as possible after final resolution, Supplier will input a detailed description of the Technical Assistance request and resolution in Supplier's Tracking System.

                  2.2.1.   TECHNICAL ASSISTANCE RECORDS WILL INCLUDE, AT A
                           MINIMUM, THE FOLLOWING INFORMATION:

                           1. HP call identification number and Supplier call tracking number.

                           2.  Date of initial call to the supplier.

                           3.  Names of call participants.

                           4.  Times and dates of subsequent calls to HP.

                           5. Model, version and serial number of Product(s) involved; and version of operating system involved.

                           6.  Problem Description (Symptoms) as provided by HP.

                           7.  Root Cause(s) as provided by the supplier

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                           8.  Recommended Corrective Action(s) Alternatives and
                               Priorities (Steps taken to diagnose and remedy
                               the problem.) provided by the supplier.

                           9. Any Action Plan(s) required for follow-up or resolution.

                           10. Date of resolution.

         2.3.     CLOSING TECHNICAL ASSISTANCE REQUEST. After a Technical
                  Assistance request is resolved and the resolution information is communicated to HP and documented in the Tracking System, HP will contact Supplier to close the request.

         2.4.     [*] TECHNICAL ASSISTANCE REPORT. The Supplier will provide a
                  [*] technical report covering all problems received from HP during the current [*], all problems still open from previous
                  [*] including the original date forwarded to the Supplier, current status of each problem, categorization of problems and resolutions, and problem metrics including average response time and number of escalations. Note: Problems include both
                  Problem Resolution Requests (paragraph 3) and Escalations
                  (paragraph 4).

3.       PROBLEM RESOLUTION.

         3.1.     Requesting Problem Resolution Service

                  3.1.1. HP will receive defect reports, inquiries and problem calls about Products from HP's Customers. If HP is unable to resolve a problem after Technical
                           Assistance and after reasonable efforts, HP may provide Supplier a Request for Technical Assistance.

                  3.1.2. When making a Request for Technical Assistance, HP will provide the following information in addition to the HP-provided information as identified and listed in Section 2.1.1 & 2.2.1 above:

                           1. Description of diagnostic work performed and data collected by HP.

                           2. Action being requested (e.g. remedying or assisting in isolating the fault)

                           3.  Problem classification pursuant to the
                               definitions in Appendix II.

         3.2.     PROBLEM RESOLUTION PROCESS

                  3.2.1.   After Supplier receives a Request for Technical
                           Assistance, it will acknowledge receipt and then acknowledge HP's diagnosis of the problem. When it is mutually deemed necessary, Supplier will make [*] contact may be established. Supplier will recommend appropriate corrective action(s) on the Request for Technical Assistance to resolve the problem as soon as possible, but in no event later than the response times specified in Appendix II, according to the classification of the problem.

                  3.2.2. In the event that neither HP nor Supplier is able to isolate and resolve a Critical or Serious situation, HP may request that Supplier assist HP in dialing into the Customer's system directly to assist HP in analyzing and troubleshooting the problem. Supplier will provide [*]. HP will provide Supplier access through telnet or web tools. If the problem is mutually deemed to require Supplier [*].

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                  3.2.3.   Supplier will provide an Action Plan within the
                           response times listed in Appendix II,; based on HP's
                           classification of the problem. An Action Plan may
                           require Supplier to: (a) reprioritize its other
                           activities in order to meet the commitment to solve a
                           Customer problem; (b) increase resources to address
                           the problem; (c) assist HP with remote dial into a
                           Customer system for direct observation; (d) assist HP
                           with [*] analysis.

                  3.2.4. Supplier will notify HP upon resolution of the problem: or upon the availability of a Fix or Workaround. If a permanent resolution cannot be achieved within the response times specified in Appendix II, Supplier will notify HP of any modification to the original Action Plan and the anticipated availability of a permanent problem resolution.

                  3.2.5. Supplier will enter in the Supplier's Tracking System all Status Updates, Action Plans and other communications requested by HP's Technical Support
                           Contact.. Supplier may request additional information from the HP Technical Support Contact in order to meet the response times specified in Appendix II.

         3.3.     PROBLEM RESOLUTION RECORDS

                  3.3.1. Supplier will keep records of all Requests for Technical Assistance in the Supplier's Tracking
                           System and update their current status. Supplier will also be responsible for accessing, reviewing, and updating defect information related to the Products.
                           The Supplier will provide a weekly report as referenced in paragraph 2.4.

                  3.3.2. Problem Resolution records will include, at a minimum, the items listed in Sections 2.1.1, 2.2.1, and 3.1.2 above along with the following information:

                           1.  Summary of the problem as finally diagnosed.

                           2. Detailed description of the root causes and symptoms.

                           3.  Actions taken to resolve the situation.

                           4. Date of Problem Resolution request and final resolution.

                           5. Likelihood of problem recurring and recommended action in the event of a recurrence.

                           6. Supplier and HP Service Request numbers for cross reference purposes.

                           7. Fix or Workaround implemented and how and when available.

                           8.  Tests performed on the Fix or Workaround.

                           9. If only temporary Fix or Workaround is available, the Action Plan for Permanent Fix.

         3.4.     PROBLEM RESOLUTION RESOURCES

                  3.4.1. Supplier will maintain technical resources (hardware, software, and personnel) adequate to [*]. These resources may be allocated on a provisional basis for the purpose of new product testing and qualification.
                           If a problem resolution requires the assembly of a storage network configuration then [*] in order to optimize support of the problem resolution process.
                           This reassignment shall be made without impact to the problem resolution schedule.

                  3.4.2. In the case where the technical resources needed to support the problem resolution process are also allocated to new product development, if these resources are needed for

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                           the purpose of problem resolution then this
                           reassignment shall be made without impact to any
                           product development schedules.

         3.5.     CLOSING PROBLEM RESOLUTION REQUEST:

                  3.5.1. After problem resolution has been communicated to HP and verified by agreement of HP and the Customer, HP will notify Supplier that HP is closing the Problem
                           Resolution and Request for Technical Assistance.

4.       ESCALATION.

         4.1.     REQUESTING AN ESCALATION

                  4.1.1. If HP determines that additional attention and extra resources from Supplier are needed to resolve a Customer situation or to assist an HP engineer on-site, HP may request an Escalation. Supplier will cooperate with HP by following the Escalation procedures set forth below.

                  4.1.2. WHEN REQUESTING ESCALATION, in addition to the HP-provided information required under Problem
                           Resolution in Sections 2.1.1, 2.2.1, and 3.1.2 above,
                           HP will provide:

                           1.  Caller's location.

                           2.  Any currently installed Fixes or Workarounds.

                           3.  Reason for escalation.

                           4.  Steps taken to resolve problem.

                           5. Any Requests for Problem Resolution issued with respect to the problem.

         4.2. RESPONSE TO ESCALATIONS Supplier will continue to cooperate with HP until the Escalation is resolved, or until HP and Supplier mutually agree that all reasonable means of resolution have been exhausted. Effective as of the date of first customer shipment, Supplier will respond to an Escalation from HP [*].

         4.3.     ESCALATION PROCESS HP's Technical Support Contact may contact
                  Supplier's Technical Support Contact to request Escalation. HP will follow-up by e-mail with any additional information available at the time. Supplier will have primary responsibility to resolve the Escalation, and when mutually deemed necessary, Supplier will make Supplier's [*] may be established. If Problem Resolution Service Requests are produced as a result of the Escalation, the procedure defined above for Problem Resolution must be followed.

         4.4.     [*] EXECUTIVE SUPPORT FOR ESCALATION PROCESS

                  4.4.1. Supplier shall make available an executive representative for participation in Escalation cases.
                           The supplier's executive shall be prepared to support
                           HP in any customer discussions related to the Escalation. This support shall include communication to the customer of the supplier's plans and schedule for resolution of the problem.

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                  4.4.2.   This support may include, [*], one or more [*] for
                           the purpose of meeting with customer technical and
                           executive personnel. [*].

         4.5.     ESCALATION RECORDS

                  4.5.1. Supplier will keep a record of all Escalation requests in the Supplier's Tracking System and update their current status.

                  4.5.2.   ESCALATION RECORDS WILL INCLUDE, AT A MINIMUM, THE
                           ITEMS LISTED IN SECTION 3.3.2 ABOVE ALONG WITH THE
                           FOLLOWING INFORMATION:

                           1.  Date of initial call for Escalation.

                           2.  Names of individuals participating in the call.

                           3. Dates of subsequent calls to HP technical support.

                           4.  Steps taken to diagnose and remedy the problem.

                           5. Any Action Plan(s) required for follow-up or resolution.

                           6.  Date of final resolution.

         4.6.     THE ROLE OF TECHNICAL SUPPORT CONTACT DURING ESCALATIONS The
                  Supplier's Technical Support Contact will prepare an Action
                  Plan as quickly as possible but not to exceed [*] after initial request for Escalation. This Action Plan may be modified by mutual agreement of the parties.

         4.7. MONITOR PHASE. A Monitor Phase may be implemented by HP to evaluate the situation over a period of time to verify that the problem has been resolved to the Customer's satisfaction.
                  The Monitor Phase starts after a resolution is provided to the Customer. When the problem has been resolved to the Customer's satisfaction, the Monitor Phase is terminated and the Escalation is closed by HP. Both HP and Supplier will coordinate monitoring activities. HP will determine the length of the Monitor Phase.

                  CLOSING AN ESCALATION. When HP and the Customer agree that the problem has been resolved satisfactorily or the situation no longer requires Escalation, the Escalation will be closed by HP at the end of the Monitor Phase. The Tracking System will then be updated as necessary by Supplier to record the results of the Monitor Phase, including any actions taken, results of those actions, likelihood of problem reoccurrence and recommended future actions.

5.       OPERATIONAL PROVISIONS

         5.1. Delivery. Supplier will ship FRU Parts ("Spares") from, and accept returns shipped to locations agreed by HP and Supplier as specified on RMA. Supplier will promptly ship Spares and repair materials returned from HP. Unless HP requests a later date, lead-time for Spares will not exceed [*] and lead-time to repair returned Spares will not exceed [*] from receipt of materials. If any returned materials are damaged and not repairable, Supplier will notify HP within [*] of receipt for disposition such as scrap at Supplier's location or return to HP.

         5.2. Priority Delivery. If HP is experiencing a critical support situation, Supplier will use its [*] efforts to ship [*].

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         5.3.     RMA Procedure. HP will request an RMA# prior to return of any material to Supplier. HP will provide quantity, serial numbers and the HP part numbers of materials to be returned. Supplier will provide the RMA# within [*]. HP will continue with
                  prescreen process already in place and make reasonable efforts to implement this process world wide. Where the prescreen
                  process is not in place HP will not have to [*] or take any actions other than those expressly provided for in this
                  Support Exhibit D prior to return of product. HP will provide on returned material RMA#'s on shipping cartons . Supplier will promptly advise HP the quantities of in warranty and out of warranty materials returned. Supplier will provide a
                  website for RMA requests.

         5.4. Term of Availability. Supplier will provide repair Services during the "Term of Availability". The Term of Availability, for each Spare, is a period of time continuing for (i) a minimum of [*] after the date of the last Shipment Date by supplier to [*] [*] of each OEM product unit from the date the product, which is the Spare supports, has an EOL date announced by Supplier and (ii) (ii) which ends upon written notification from Supplier. Supplier's notification, discontinuing support, must provide at least [*] notice to HP and identify the Spares affected. Supplier will support HP's order for "last buy" quantities made during the Term of Availability. Unless expressly agreed to in this Service and = Support Exhibit, HP will provide [*]. Supplier is responsible, based on its knowledge of the Product, to meet its obligations under the Term of Availability, unless HP assistance or obligation is expressly agreed to in this Support Agreement.

         5.5. Pricing. Purchase prices for Spares and repair Services are identified in the Schedule of Spares as set forth in Exhibit
                  (C) (Pricing). Pricing will be negotiated to reflect changes in prices Supplier charges HP for the Products that the Spares support. Pricing will be reviewed with Supplier on [*] intervals and may participate in pricing reviews as specified in the attached Exhibit. Pricing changes are subject to mutual agreement and must be documented in writing. [*] will be added for out of warranty products. Supplier is responsible to pay, and all prices include, [*] on in warranty products. [*].

         5.6. Non-Repairable Spares Warranty Recovery. Supplier will provide a Spare, or provide a similar Spare on a newer product that meets all HP system requirement parameters, and is backward and forward compatible as a replacement (actual part replaced will be mutually agreed upon)

         5.7. [*] Pricing. Supplier will maintain [*] pricing for HP as per the terms and conditions agreed to in section 4, and exhibit C of the agreement. At any time during the Term of Availability, HP may notify Supplier that HP has received [*] [*] [*] [*]
                  [*]. If within [*] of the date of such notice Supplier does not [*] to be [*] than the [*], [*].

         5.8. Rights and Assistance to Repair. In the event of an uncured breach by Supplier of this Agreement as defined in Sections
                  20.2 (3), (4), and (5) that causes a cessation in the supply of Spares or repair services to HP (and such cessation is not due to a force majeure event as described in Article (19)), Supplier [*] Products for HP customers. [*] Supplier will provide HP, within [*] of HP's request: [*] reasonable assistance as HP may require. [*] materials as required to effect the purposes of this section. This [*] commercially available third party software and HP must purchase any such third party software.

         5.9. Quality. Supplier agrees to maintain the ability to track multiple returns associated with the same product and provide
                  HP with reports as requested. Spares will be new or be refurbished to the latest mandatory revision to meet all applicable electrical, mechanical, firmware and cosmetic specifications and engineering documentation, including the replacement of damaged or missing non-functioning parts. Upon request by HP, Supplier will provide information reasonably needed by HP to understand quality

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                  and reliability issues such as failure analysis data,
                  reliability testing data, inspection histories, and
                  specifications as well as provide access to facilities and repair processes.

         5.10. Third Party Repair Services. HP may use a third party to manage aspects of its repair processes. Upon HP's request and subject to satisfactory credit approval by Supplier, Supplier will provide HP's third party repair center with the same support, under substantially the same business terms, it provides to HP (with certain terms excluded as appropriate[*]
                  [*]). Supplier understands the repair center purchases are for HP's benefit and agrees HP may work directly with Supplier to take advantage of [*] rights that Supplier provides HP in this Agreement including this Support Exhibit.

         5.11.    Supplier Management Program. Supplier agrees to participate in
                  HP's Supplier Management Program and meet with HP at HP's offices, as requested up to [*], in order to review Supplier's performance, establish performance metrics to drive continuous improvements, and discuss other areas of mutual concern.

         5.12. Spares (FRU) Return / Sellback. In accordance with section 6 of the agreement HP may [*] Spares purchased in the previous
                  [*] [*] to Supplier. Spares subject to this [*] [*] provision will be [*] product package.

         5.13. Survival. In the event the Agreement terminates for any reason except for HP's breach which is [*] and remains uncured after [*] written notice, then, this Maintenance and Support Exhibit along with all referenced exhibits and articles will continue as a standalone contract through the end of the Term of Availability and Agreement terms, that may be applicable to service and support, will be incorporated into and made a part of this surviving Maintenance and Support Exhibit. Agreement terms applicable to support include, without limitation: [*] and general terms. In case of conflict, the original
                  Maintenance and Support Exhibit terms will take precedence over the incorporated terms.

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                                   APPENDIX I

                    STRATEGIC AND TECHNICAL SUPPORT CONTACTS

INITIAL CALLS FOR BROCADE'S TECHNICAL ASSISTANCE NEED TO GO THROUGH:

PHONE:
EMAIL:

THE FOLLOWING PERSONS ARE DESIGNATED TO SERVE AS STRATEGIC SUPPORT CONTACTS:

SUPPLIER:                                                       HP:
NAME:                                               NAME: Frank Patrone
                                                    NSS Switch Engineering Group
[*]

[*]

[*]

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                                   APPENDIX II

                                 RESPONSE TIMES

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                                                                           ACKNOWLEDGE
     HP                           FIX, OR                                 PERMANENT FIX          INITIAL ACTION
CALL/PROBLEM                  PROBLEM RECEIPT;       PLAN/STATUS            WORKAROUND        OR LONG TERM ACTION
CLASSIFICATION               ENGINEER ASSIGNED         UPDATE                 TO HP           FOR A PERMANENT FIX
-----------------------------------------------------------------------------------------------------------------
ESCALATION/BCS*                     [*]                  [*]                  [*]                     [*]

                                                                                                      [*]

CRITICAL/PRIORITY 1                 [*]                  [*]                  [*]                     [*]

                                                                                                      [*]

SERIOUS/PRIORITY 2                  [*]                  [*]                  [*]                     [*]

MEDIUM/PRIORITY 3                   [*]                  [*]                  [*]                     [*]

LOW/PRIORITY 4                      [*]                  [*]                  [*]                     [*]

*BCS = Business Continuity Service

CLASSIFICATION OF PROBLEM SITUATION.

ESCALATION/BCS:   Product situation requiring immediate additional action by HP and SUPPLIER because the problem has not been satisfactorily resolved through normal response channels This situation is defined by HP and can only be declared to Supplier by HP after HP standard support escalation procedure.

CRITICAL:         Emergency situation in which the Product is not usable,
                  produces incorrect results, loses information or data, or fails catastrophically in response to internal errors, user errors or incorrect input files.

SERIOUS: Detrimental or serious situation in which there is a severe impact on use or performance of the Product. A Serious situation may occur when, for example, a Product experiences one or more inoperable commands or functions that degrades its usability.

MEDIUM: Inconvenient situation in which the Product is usable but does not provide a function in the most convenient or expeditious manner, but use of the Product suffers little or no significant impact.

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LOW:              Noticeable situation in which the use of the Product is
                  affected in some way that is correctable by a temporary documentation change or Workaround to be permanently corrected in the next scheduled release.

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                                   EXHIBIT (E)

                           HP EQUIPMENT LOAN AGREEMENT

THIS HP EQUIPMENT LOAN AGREEMENT ("Equipment Loan Agreement") is made [date], (the "Effective Date") by and between Hewlett-Packard Company ("HP") and [SUPPLIER NAME HERE] (SUPPLIER) as follows:

1. LOAN. HP hereby loans to SUPPLIER, for the applicable Term, the HP-owned equipment, which may consist of hardware and software (collectively, "HP Equipment") described in the HP Equipment Schedule attached as Attachment
     (A). HP may, from time to time, add, upgrade, or remove HP Equipment from SUPPLIER's site during the Term. All HP Equipment received by SUPPLIER during the Term shall be described in an amended HP Equipment Schedule signed by SUPPLIER and appended to this Equipment Loan Agreement. SUPPLIER agrees, by its receipt of HP Equipment, that all HP Equipment is subject to the provisions of this Equipment Loan Agreement.

2. TERM. This Equipment Loan Agreement shall be for a Term of twelve (12) months after the Effective Date (the "Term") of this Agreement, unless earlier terminated by HP or SUPPLIER upon thirty (30) days written notice to the other. HP may in writing extend the Term, or establish a separate Term with respect to particular items of HP Equipment.

3. USE. SUPPLIER may use the HP Equipment solely for testing and developing OEM Products under this Agreement. SUPPLIER shall not move any HP Equipment from the location set forth in the HP Equipment Schedule without the prior written consent of HP. SUPPLIER's right to use the HP Equipment is non-transferable. SUPPLIER assumes all risk for the use of the HP Equipment.

4. SOFTWARE. All software provided with the HP Equipment or for test and development of the OEM Products shall be licensed under the then current HP Software License Terms, the current form of which is attached as Attachment
     (B). The type of license to use for any particular software is stated in the HP Equipment Schedule.

5. OWNERSHIP. HP retains all right, title, and ownership to the HP Equipment, unless any such HP Equipment is purchased by SUPPLIER. SUPPLIER hereby nominates and appoints HP as its attorney-in-fact for the sole purpose of executing on SUPPLIER's behalf UCC-1 financing statements (and any appropriate amendments thereto) under the provisions of the Uniform Commercial Code for the HP Equipment loaned to SUPPLIER hereunder. If requested by HP, SUPPLIER shall affix any label or marking supplied by HP evidencing HP's ownership of the HP Equipment. HP may, from time to time, inspect the HP Equipment. SUPPLIER shall not encumber the HP Equipment in any manner.

6. WARRANTY DISCLAIMER. ALL HP EQUIPMENT IS FURNISHED "AS IS", WITHOUT WARRANTY OF ANY KIND, WRITTEN OR ORAL, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. SUPPLIER understands that some newly manufactured HP Equipment may contain remanufactured parts equivalent to new in performance.

7. MAINTENANCE. During the Term, SUPPLIER will maintain all HP Equipment in good operating order and condition. All maintenance must be provided by personnel authorized by HP. HP will provide standard support and maintenance for the HP Equipment [*] to SUPPLIER during the Term; however, all [*] costs and [*] due to

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     [*] shall be borne by [*]. SUPPLIER shall be responsible for providing HP personnel ready and safe access to the HP Equipment for such maintenance and support.

8. RISK OF LOSS. SUPPLIER shall bear all risk of loss with respect to the HP Equipment from receipt thereof until such HP Equipment is returned to HP. All HP Equipment returned to HP must include the same components as received by SUPPLIER, and must be in good operating order and condition. Charges may be imposed by HP if SUPPLIER fails to return the HP Equipment in such condition or within the return timeframe set forth herein.

9. SHIPPING COSTS. Unless otherwise agreed in writing by [*] shall be responsible for and pay all [*] and [*] charges, all [*] and [*], and all other [*] costs and expenses with respect to the delivery or return of any HP Equipment hereunder.

10. LIMITATION OF LIABILITY. HP SHALL NOT BE LIABLE FOR ANY [*] OR [*] DAMAGES, WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER LEGAL THEORY, ARISING OUT OF THIS EQUIPMENT LOAN AGREEMENT OR SUPPLIER'S USE OF THE HP EQUIPMENT.

11. TERMINATION. Upon expiration or earlier termination of the Term, SUPPLIER shall (i) return to HP all HP Equipment within [*], or (ii) purchase the HP Equipment pursuant to Section 12 below. In the event that SUPPLIER fails to return the HP Equipment to HP upon expiration of the Term within such [*] period, SUPPLIER shall be deemed to have elected to purchase the HP Equipment, and HP will invoice SUPPLIER accordingly.

12. PURCHASE OPTION. Upon expiration of the Term, SUPPLIER may elect to purchase the HP Equipment from HP under HP's then current standard terms and conditions, provided that such HP Equipment shall not be purchased for resale. Upon purchase, such HP Equipment will be provided with HP's then current standard warranty provisions for used equipment. The purchase price for HP Equipment purchased under this Section 12 will be [*]. No other [*] or [*] will apply. Such purchase will not qualify for any [*] or [*] under any other agreement which SUPPLIER may have with HP.

13.  GENERAL PROVISIONS.

     (i)    This Equipment Loan Agreement may not be assigned by SUPPLIER.

     (ii) This Equipment Loan Agreement and any attachments constitute the entire agreement between the parties relating to transactions hereunder and will supersede any previous communication, representation or agreement by either party, whether oral or written. Any modifications or amendments must be in writing and signed by both parties

     (iii) This Equipment Loan Agreement shall be governed by and construed in accordance with the laws of the State of California, exclusive of its choice-of-law provisions.

[SUPPLIER]                                   HEWLETT-PACKARD COMPANY

By:________________________________          By:________________________________

Name:______________________________          Name:______________________________

Title:_____________________________          Title:_____________________________

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         THE OMITTED PORTIONS.

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[HEWLETT PACKARD LOGO]

                                 ATTACHMENT (A)

                              HP EQUIPMENT SCHEDULE

EQUIPMENT LOANED TO :

                        Model                   Qty   List        Total   Date
Description             Number     HP Part #          Price               Shipped       Serial Number
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

Total value for above equipment less discount: $

SOFTWARE:                                                     LICENSE TYPE:

LOCATION(S):

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[HEWLETT PACKARD LOGO]

ACKNOWLEDGED:

[SUPPLIER]                                   HEWLETT-PACKARD COMPANY

By:________________________________          By:________________________________

Print:_____________________________          Print:_____________________________

Title:_____________________________          Title:_____________________________

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

[HEWLETT PACKARD LOGO]

                                   EXHIBIT (F)

                        CONFIDENTIAL DISCLOSURE AGREEMENT

This page is intentionally left blank, with a copy of all current HP / Supplier Confidential Disclosure Agreements appropriately captioned and inserted immediately following this page.

---------------------

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         THE OMITTED PORTIONS.

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[HEWLETT PACKARD LOGO]

                                   EXHIBIT (G)

                        RECIPIENTS FOR RECEIPT OF NOTICES

FOR HP:                                              FOR SUPPLIER:

BUSINESS CONTACT:                                    BUSINESS CONTACT:
                                                     [Brocade contact info here]
8000 Foothills Blvd.                                 1745 Technology Drive
MS 5597                                              San Jose, CA 95110
Roseville, CA 95747                                  Telephone:
Telephone:                                           email:
email:

TECHNICAL CONTACT:                                   TECHNICAL CONTACT:
                                                     [Brocade contact info here]
8000 Foothills Blvd.                                 1745 Technology Drive
MS 5601                                              San Jose, CA 95110
Roseville, CA 95747                                  Telephone:
Telephone:                                           email:
email:

ESCALATION CONTACT:                                  ESCALATION CONTACT:
                                                     [Brocade contact info here]

--------------------

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         WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
         THE OMITTED PORTIONS.

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

[HEWLETT PACKARD LOGO]

                                   EXHIBIT (H)

                   HP SUPPLIER QUALITY ASSURANCE REQUIREMENTS
                            AND ADDITIONAL WARRANTIES

                         ------HEWLETT-PACKARD CO.------
          This page provides a running history of changes for a multi-page drawing. List all changes below, referencing page number and section number, if applicable. Be concise when describing changes. If extensive revisions have been made, a general statement that the document has been "revised and redrawn" is permissible.

                                                                                          INITIALS
LTR.                             REVISIONS                      DATE                    OEM ENGINEER
----------------------------------------------------------------------------------------------------------
 A                           Preliminary Draft                10/28/02
----------------------------------------------------------------------------------------------------------

                             [HP PROPRIETARY LOGO]

         This document is the property of Hewlett-Packard Company (HP) and contains confidential and proprietary information of HP. Neither it, nor the information contained herein shall be disclosed to others, or duplicated, or used by other except as authorized by HP writing.

1.0 PURPOSE

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         WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
         THE OMITTED PORTIONS.

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[HEWLETT PACKARD LOGO]

         The purpose of this Quality/Reliability Requirements Document is to establish an understanding and agreement between Hewlett-Packard (HP) and Seller with regard to quality and reliability expectations and responsibilities. The terms Supplier and Seller are used interchangeably in this Quality/Reliability Requirements Document.

         It is HP's objective to receive Product of the highest possible quality and reliability with the lowest cost of ownership. The Product must consistently meet or exceed the requirements of this document and the individual specifications applicable to each Product. It is HP's expectation that Supplier shall strive to ship defect-free, fully tested Product as measured at the first operational test at HP. Repaired units are subject to the same Product Specifications as when originally shipped.

         HP's objective is to work in close cooperation with Supplier to resolve any quality issue, and expects the Supplier to work diligently to resolve any quality issue.

2.0 GENERAL

         This exhibit specifies quality and reliability requirements for Switch products and components and modules attached or included there in.

3.0 DEFECTIVE PRODUCT

         HP shall inform Supplier of any units or lots that fail, and provide Supplier with yield percentages. Defective units or lots will be shipped to Supplier's facility as instructed by Supplier. Supplier shall test and verify all failed units, and provide the data of failure symptoms observed or NTF (No Trouble Found), on all units returned from HP worldwide manufacturing sites.

3.1 REJECTION CRITERIA:
         A unit will be rejected if it violates Product Specification, or for any one of the following reasons:

         1.       Functional failure

               a. Integrity Test.

                  Power-on Self Test (POST) is an integrity test that is performed at boot. POST determines whether each component (memory, power supply, motherboard, LEDs, etc.) is present, connected properly and responding to a signal sent to it.

               b. Firmware check.

                  -Correct Firmware revision (see configuration specifications document for firmware revision), will be checked. -Check License key installed if applicable.

         2.       Incorrect Product Revision

               a)       HP revision

               b)       Brocade Revision

         3.       Part and Product Labeling Discrepancies

               a)       Incorrect, illegible or non-permanent part number (HP
                     or BROCADE)

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         THE OMITTED PORTIONS.

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[HEWLETT PACKARD LOGO]

               b)       Exterior labels: missing, misprinted, damaged or loose
                     regulatory, dual power supply warning, product number and front bezel labels.

               c)       Interior Labels: missing, misprinted, damaged or loose
                     FRU and Supplier specific labels.

         4.     Cosmetic Damage

                             a. Exterior - front bezel, top cover and chassis scratches, nicks, marks, raw edges, and rough finishes.

                             b. Interior - loose grommets, misalignments, wire cuts, and improper wire harness routing

         5.     Incorrect Jumper Configurations

         6.     Packaging Discrepancies

                  a) Check for damage during shipment and determine if it is carrier related

                  b)      Missing, misprinted or loose packaging labels.

                  c)      ESD protection or labels missing

                  d)      Failure to meet the HP Packaging Specifications

         7.     Mechanical dimensions not met

         8.     Broken or damaged connectors as received from the Supplier

4.0 AUDIT/INSPECTION TEST PROCESS

4.1 FIRST ARTICLE INSPECTION
         First production shipment to HP will be inspected at Brocade to verify that product meets all conditions listed in the Configuration Specification. The first article inspection will include a review of the following items:

                  a)      Packaging (check for damage during shipment)

                  b)      Identification (labeling of product and package)

                  c)      Content (proper components in the package)

                  d)      Configuration (correct revisions, jumper settings,
                          etc)

4.2 HP INCOMING INSPECTION AUDIT
         All new suppliers must demonstrate relevant process control through a quality system audit. HP shall thoroughly inspect the [*] units received from the Supplier. If there are any functional failures or cosmetic failures HP has the right to [*] immediately.

                  Incoming inspection will include a review of the following items:

                  a)      Packaging (check for damage during shipment)

                  b)      Identification (labeling of product and package)

                  c)      Content (proper components in the package)

                  d)      Configuration (correct revisions, jumper settings,
                          etc)

                  e)      Operation (HP manufacturing test)

                  f)      Firmware level and license key.

         All failures (first article and incoming inspection) require a corrective action report completed by the Supplier Per the attached chart If the Supplier needs the defective unit to determine the root cause, the Supplier shall complete a corrective action report per the attached chart. The report shall contain detailed explanation of the root cause and corrective action(s) performed. HP shall verify the report during the audit.

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         WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
         THE OMITTED PORTIONS.

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[HEWLETT PACKARD LOGO]

------------------------------------------------------------------------------------------------------------
          ITEM                 LOWER BOUNDARY           UPPER BOUNDARY                    COMMENTS
------------------------------------------------------------------------------------------------------------
Reproduced Failures                 [*]                      [*]                Notify if longer than stated
------------------------------------------------------------------------------------------------------------
                                    [*]                      [*]                Notify if longer than stated
I.D. Root Cause
------------------------------------------------------------------------------------------------------------
Short Term Containment                                       [*]                Notify if longer than stated
                                    [*]
------------------------------------------------------------------------------------------------------------
Implement CLCA                      [*]                      [*]                Notify if longer than stated
------------------------------------------------------------------------------------------------------------

Note: Cumulative, From receipt at Service Center

4.3 DOCK-TO-STOCK
         Product will move to Dock-To-Stock status after successful completion of Incoming Inspection Audit as listed in Section 3.2. Upon successful completion of First Article Inspection and Incoming Inspection Audit, subsequent shipments will not be inspected as they are received by HP-NSSO.

4.4 OOBA INSPECTION
         OOBA is performed after a [*] Final Inspection on the BROCADE manufacturing line. The focus of OOBA is to screen for failures, rectify any lots with problems, and implement corrective actions based on the observed failures.

         The In-Process Acceptance Limit has been established and specified in the following chart.

          The In-Process Lot Sample Inspection shall be used when determining the Q1 score for the TQRDC/E review.

                  DPM added as a column in Table in 5.1

         If the DPM goal is not met, Brocade will provide [*] conference calls until quality meets the stated goal.

         Lot Sample Inspection Criteria 1) unit packaging; 2) cosmetic issues;
         3) part and product labeling; 4) integrity test & firmware check.

5.0 QUALITY / RELIABILITY

              5.1 AFR (ANNUAL FAILURE RATE) / MTBF (MEAN TIME BETWEEN FAILURES)

         The AFR Limits are defined in the following AFR Chart. The Field Failure Rate (AFR) Limit shall be used when determining the Quarterly score for the TQRDC/E review. Limits will be reviewed periodically to determine appropriate rates.

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         WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
         THE OMITTED PORTIONS.

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
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[HEWLETT PACKARD LOGO]

-------------------------------------------------------------------------------------------------
                                    HP             FIELD FAILURE
PART DESCRIPTION               PART NUMBER       RATE (AFR) LIMIT      MTBF (HRS)             DPM
3800                               [*]                 [*]                [*]                 [*]
3600                               [*]                 [*]                [*]                 [*]
3200                               [*]                 [*]                [*]                 [*]
SW12000                            [*]                 [*]                [*]                 [*]
                                   [*]
Blades                             [*]                 [*]                [*]                 [*]
                                   [*]
3800 Base EL                       [*]                 [*]                [*]                 [*]
3800 Full Performance              [*]                 [*]                [*]                 [*]
3200 Base EL                       [*]                 [*]                [*]                 [*]
3200 Full Performance              [*]                 [*]                [*]                 [*]
3900                               [*]                 [*]                [*]                 [*]
-------------------------------------------------------------------------------------------------

                  These numbers do not include NTFs and Handling damages.

                  [*]

5.3 [*] FAILURE CALCULATION

         AFR is calculated by dividing the number of supplier-caused field returns in the past month by the number of products installed in the field, and then multiplying the result by 12 (to annualize) and by [*]. Only products that were shipped within the past [*] are included in the calculation.

5.4 PRODUCT TRACE ABILITY

         Supplier shall maintain trace ability records for all regulatory-controlled products listed in agency reports. Such products must be traceable from the source of manufacture by lot or date code, through the manufacturing process, and to their final destination via serialization. Trace ability information shall be provided to HP upon request.

5.5 FAILURE ANALYSIS EXPECTATIONS

         Supplier shall test and verify all unit failures returned by HP worldwide manufacturing organizations and HP field. The supplier shall promptly institute the root cause/failure analysis report and corrective action that may be required to prevent any further rejects for such cause.

         Failure analysis first evaluation shall be completed to the component level (Root cause) per the attached chart. of the unit at Brocade. If problem cannot be detected with typical diagnostic tests

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[HEWLETT PACKARD LOGO]

         and burn-in/stress testing is required, then an evaluation report will be sent within [*] of receipt of unit. Complete Failure Analysis report will be completed in [*] (average) and sent to OEM Engineering at HP.

-------------------------------------------------------------------------------------------------------
      Item              Lower boundary             Upper Boundary                  Comments
-------------------------------------------------------------------------------------------------------
Reproduced                    [*]                       [*]              Notify if longer than stated
Failures
-------------------------------------------------------------------------------------------------------
I.D. Root Cause               [*]                       [*]              Notify if longer than stated
-------------------------------------------------------------------------------------------------------
Short Term                    [*]                       [*]              Notify if longer than stated
Containment
-------------------------------------------------------------------------------------------------------
Implement CLCA                [*]                       [*]              Notify if longer than stated
-------------------------------------------------------------------------------------------------------

Note: Cumulative, From receipt at Service Center

6.0 QUALITY DATA EXPECTATIONS

         Quality data supplied by Supplier shall include, but not be limited to, process yield information and corresponding corrective actions regarding failures.

         6.1 SUPPLIER'S RESPONSIBILITY
                  Supplier shall provide the following reports to HP- OEM
                  Engineer on a monthly basis:

                  Quarterly summary of all reports contained in following monthly report section.

         6.1.1 MONTHLY REPORTS

             Supplier shall provide the following reports to HP- OEM Engineers on a monthly basis:

                       -    Failure Analysis Status Report

                       -    [*]

                       -    [*]

                       -    [*]

                       -    [*]

                       -    [*]

                                    [*]
                                    [*]
                                    [*]
                                    [*]
                                    [*]
                                    [*]
                                    [*]

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         WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
         THE OMITTED PORTIONS.

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[HEWLETT PACKARD LOGO]

                  OTHER REPORTS

                      Supplier shall provide the following additional information to the HP Fibre Channel OEM Engineer.

                      (i) Failure Analysis (FA) Report upon completion.

7.0 COMMUNICATION EXPECTATIONS

         7.1      PRODUCT CHANGES REQUIRING HP APPROVAL
                  The evaluation period for changes is covered in the HP/Brocade
                  Purchase Agreement. The intent is to allow HP sufficient time to review the proposed change and Supplier qualification data and to perform additional testing, if necessary. Supplier must notify HP within as specified in the agreement of upcoming changes in order to assure a smooth implementation. Changes must be communicated in writing in the form of an Engineering
                  Change Request (ECR) document and sent to the OEM Engineer.
                  Changes that must be communicated in writing are:

                      (i)      Form, fit or function

                      (ii)     [*]
                                    a. [*]

                      (iii)    [*].

         7.2      PROCESS CHANGES REQUIRING HP APPROVAL
                  Supplier shall notify HP of any major changes to the manufacturing process in writing 30 days prior to proposed implementation. These include:

                      1.       [*]

                      2.       [*]

                      3.       [*]

                      4.       [*]

         7.3      SHIPMENT HOLD NOTIFICATION
                  Supplier shall notify HP verbally of any line-down or ship hold situations that will adversely affect HP shipments or HP's installed base within [*] of such situation occurring. A written analysis of HP's inventory exposure and a recovery plan, if applicable, shall be provided within [*] of such situation occurring.

         7.4      WEEKLY PHONE CONFERENCE
                  Supplier will maintain a weekly conference call with HP to address all open issues and will maintain a weekly HP-BROCADE
                  CPE Action Log .

8.0      SUPPLIER QUALITY SYSTEM

                  i) Supplier is expected to have a quality system in place [*].

                  ii) Supplier shall control every critical point in the manufacturing/test process and maintain documentation as evidence of such process controls (e.g. control charts).

                  iii)     Supplier shall provide details of its test process.
                           [*].

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         WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
         THE OMITTED PORTIONS.

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

[HEWLETT PACKARD LOGO]

                                   EXHIBIT (I)

                     HP END USER SOFTWARE LICENSE AGREEMENT

ATTENTION: USE OF THE SOFTWARE IS SUBJECT TO THE HP SOFTWARE LICENSE TERMS SET
FORTH BELOW. USING THE SOFTWARE INDICATES YOUR ACCEPTANCE OF THESE LICENSE
TERMS. IF YOU DO NOT ACCEPT THESE LICENSE TERMS, YOU MAY RETURN THE SOFTWARE FOR
A FULL REFUND. IF THE SOFTWARE IS BUNDLED WITH ANOTHER PRODUCT, YOU MAY RETURN
THE ENTIRE UNUSED PRODUCT FOR A FULL REFUND.

                            HP SOFTWARE LICENSE TERMS

The following License Terms govern your use of the accompanying Software unless you have a separate written agreement with HP.

LICENSE GRANT. HP grants you a license to Use one copy of the Software. "Use" means storing, loading, installing, executing or displaying the Software. You may not modify the Software or disable any licensing or control features of the Software. If the Software is licensed for "concurrent use", you may not allow more than the maximum number of authorized users to Use the Software concurrently.

OWNERSHIP. The Software is owned and copyrighted by HP or its third party suppliers. Your license confers no title or ownership and is not a sale of any rights in the Software, its documentation or the media on which they are recorded or printed. Third party suppliers may protect their rights in the Software in the event of any infringement.

COPIES AND ADAPTATIONS. You may only make copies or adaptations of the Software for archival purposes or when copying or adaptation is an essential step in the authorized Use of the Software on a backup product, provided that copies and adaptations are used in no other manner and provided further that Use on the backup product is discontinued when the original or replacement product becomes operable. You must reproduce all copyright notices in the original Software on all copies or adaptations. You may not copy the Software onto any public or distributed network.

NO DISASSEMBLY OR DECRYPTION. You may not disassemble or decompile the Software without HP's prior written consent. Where you have other rights under statute, you will provide HP with reasonably detailed information regarding any intended disassembly or decompilation. You may not decrypt the Software unless necessary for the legitimate use of the Software.

TRANSFER. Your license will automatically terminate upon any transfer of the Software. Upon transfer, you must deliver the Software, including any copies and related documentation, to the transferee. The transferee must accept these License Terms as a condition to the transfer.

TERMINATION. HP may terminate your license upon notice for failure to comply with any of these License Terms. Upon termination, you must immediately destroy the Software, together with all copies, adaptations and merged portions in any form.

EXPORT REQUIREMENTS. You may not export or re-export the Software or any copy or adaptation in violation of any applicable laws or regulations.

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         WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
         THE OMITTED PORTIONS.

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

[HEWLETT PACKARD LOGO]

U.S. GOVERNMENT RESTRICTED RIGHTS. The Software and any accompanying documentation have been developed entirely at private expense. They are delivered and licensed as "commercial computer software" as defined in DFARS
252.227-7013 (Oct 1988), DFARS 252.211-7015 (May 1991) or DFARS 252.227-7014
(Jun 1995), as a "commercial item" as defined in FAR 2.101(a), or as "Restricted computer software" as defined in FAR 52.227-19 (Jun 1987)(or any equivalent agency regulation or contract clause), whichever is applicable. You have only those rights provided for such Software and any accompanying documentation by the applicable FAR or DFARS clause or the HP standard software agreement for the product involved.

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         WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
         THE OMITTED PORTIONS.

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

[HEWLETT PACKARD LOGO]

                                  EXHIBIT (J-1)

                                [*] REQUIREMENTS

This Exhibit further sets forth the terms and conditions for [*] for shipping, receiving, monitoring, and transfer of OEM Products within the designated pre-merger HP [*] to be used under this Agreement.

1.0      [*] REQUIREMENTS - NORTH AMERICAN REGION

         1.1 [*] OPERATION. During the Term of this Agreement, HP will provide the warehouse space and associated process support (including warehouse functions) for the North American [*] as listed in Exhibit (B).

         1.2 [*] INSURANCE COVERAGE. HP will maintain Commercial General Liability Insurance (including broad form property damage) for loss or property damage that may occur [*] [*] caused by HP or its agents, employees, or subcontractors.

         1.3 [*] ACTIVITY. HP shall have the sole right [*] [*] [*]. Supplier shall have daily visibility to the [*] [*] [*] by reviewing the reports contained in the [*] folder and the Activity folder that will be available via the E-Room.

         1.4 FREIGHT MANAGEMENT. Terms for Supplier freight shipments to the North American [*] shall be:

                  - FOB, named port of shipment or Supplier domestic dock (" Shipping Point") for ocean or surface mode, or;

                  - FCA, named port of shipment or Supplier domestic dock ("Shipping Point") for air mode.

                  Product will be transferred to the HP-designated common carrier at the Shipping Point. Management and payment of freight will thereafter be the responsibility of HP. The following diagram illustrates the key relevant points:

         1.5 TITLE AND RISK OF LOSS. Title to OEM Product hardware and media ordered under this Agreement for shipment to the North American [*] will pass from Supplier to HP upon [*] of such unit(s). Risk of loss or damage for each OEM Product unit shipped to the North American [*] will pass from Supplier to HP

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         WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
         THE OMITTED PORTIONS.

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[HEWLETT PACKARD LOGO]

                  upon Supplier's delivery of the OEM Products to the common carrier specified by HP, subject to the provisions of this Exhibit (J) and Article (3) of this Agreement.

         1.6 WAREHOUSE PROCESS. All activity of OEM Products shipped to the [*] will be regularly monitored against performance expectations as set forth in a Business Fundamental Metrics review and will be inspected for obvious in-transit damage and verified against the Supplier's packing list for proper piece count. Typical cycle time to receive goods on SAP after arrival at the dock will normally range between [*] depending on dock activity and truck load size. Physical receipts will be systematically received on SAP the same day. All [*] [*] is tracked by receipt date. All [*] HP are transacted on a [*].

         1.7 E-ROOM COSTS. HP will assume [*] costs associated with the [*], excluding [*]. Costs paid by HP will include [*]. Any information contained within the E-Room shall be considered and treated as HP Confidential.

         1.8 SETTLEMENT DOCUMENTATION. HP [*] make reasonable efforts to provide Supplier [*] [*] via the E-Room confirming [*][*]. Supplier must place a unique settlement reference number in the body of their invoice as well as make reference to the blanket PO number in the PO reference field of their invoice form. Settlement documentation shall consist of the following:

                  (a) Settlement Summary Report - a weekldaily report available at the opening of each Day, containing summary information for the weeklydaily settlement process and the unique settlement number.

                  (b) Settlement Summary Detail Report - a weekly report available at the opening of each Day, containing detailed transaction information for the weekldaily settlement process.

         2.0      [*] REQUIREMENTS - EUROPEAN REGION

         2.1 [*] OPERATION. After the Effective Date of this Agreement, HP will provide Supplier reasonable assistance in [*] associated process support (including [*] functions) for the [*] for the European Region as listed in Exhibit (B) [*]. Such assistance from HP is intended to [*] service provider; however, [*].

         2.2 [*] INSURANCE COVERAGE. [*] will be responsible for maintaining Commercial General Liability Insurance (including broad form property damage) for loss or property damage that may occur to the OEM Product [*] [*] for the European Region.

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         2.3      [*] ACTIVITY. HP shall have the sole right [*] [*] [*].
                  Supplier shall have daily visibility of [*] by reviewing the reports published [*]. These reports will either be e-mailed to Supplier on a daily basis or placed in the E-Room on a daily basis in separate appropriately labeled folders.

         2.4 INBOUND FREIGHT MANAGEMENT. Terms for Supplier freight shipments to the [*] for the European Region shall be F.O.B. [*] [*]. [*] shall be responsible for [*].

         2.5 OUTBOUND FREIGHT MANAGEMENT. Upon [*], OEM Products will be transferred to the HP selected carrier at the [*]. Management and payment of freight will thereafter be the responsibility of HP. The following diagram illustrates the key relevant points:

         2.6 TITLE AND RISK OF LOSS. Title to OEM Product hardware and media ordered under this Agreement for shipment to the European [*] will pass from Supplier to HP upon [*] of such unit(s). Risk of loss or damage for each OEM Product unit shipped to the European [*] will pass from Supplier to HP upon Supplier's delivery of the OEM Products to the common carrier specified by HP, subject to the provisions of this Exhibit (J) and Article (3) of the Agreement.

         2.7 WAREHOUSE PROCESS. [*] shall ensure that the warehouse service provider [*] will regularly monitor all [*] activity within the [*] against performance expectations as set forth in a Business Fundamental Metrics review and inspect all OEM Products for obvious in-transit damage and verify against the Supplier's packing list for proper piece count. Supplier will also ensure that typical cycle time to receive goods on [*] systems after arrival at the dock will normally range between [*] depending on dock activity and truck load size and that physical receipts will be systematically received on [*] systems the same day. All [*] [*] shall be tracked by receipt date, with all [*].

         2.8 E-ROOM COSTS. HP will assume [*] costs associated with the [*], excluding [*]. Costs paid by HP will include [*]. Any information contained within the E-Room shall be considered and treated as HP Confidential.

         2.9 SETTLEMENT DOCUMENTATION. Supplier will invoice HP [*]. Supplier will invoice HP using HP's standard invoicing process. The blanket PO number must be referenced on the invoice.

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3.0      ASSURANCE OF SUPPLY

         3.1 SUPPLIER REQUIREMENTS. Supplier has the responsibility to drive their procurement, production, and shipping functions in part by utilizing the tools/data available in the E-Room and report [*] to deliver quality stock to the [*] [*].

         3.2 BUSINESS FUNDAMENTAL METRICS REVIEW. Upon Supplier's request, HP will make reasonable efforts to meet as necessary to address with Supplier the following topics:

               (a) Finished goods and WIP inventory levels at each party's location(s);

               (b) Increases or decreases in the rolling Forecast;

               (c) Current Supplier lead times;

               (d) Buffer stock inventory levels;

               (e) Other related topics as mutually agreed

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                                  EXHIBIT (J-2)

                                [*] REQUIREMENTS

This Exhibit further sets forth the terms and conditions for [*] [*] for shipping, receiving, monitoring, and transfer of OEM Products [*] designated pre-merger [*] to be used under this Agreement.

Note: For purposes of this Attachment (A) only, all references to "Compaq" or "Buyer" will mean the "HP" and all references to "Seller" shall mean "Supplier" or "Brocade".

Subject to the terms and conditions of the Amendment above, this Attachment (A) shall continue to apply as the optimized delivery and flexibility model specifically for pre-merger CompaqHP [*] carrying OEM Products, and shall be incorporated by reference to the Amendment.

PERIOD OF THE EXHIBIT

This Exhibit will become effective on [*] and the duration of the Exhibit will be coterminous with the Agreement.

DEMAND PULL EXHIBIT

[*]Brocade (hereinafter "Seller") hereby agrees to provide Director Products identified in this Optimized Delivery Model Director Demand Pull (hereinafter "Product") pursuant to the terms and conditions identified herein. Tables 1 and 2 below define the terms and conditions under which CompaqHP and Seller will operate. CompaqHP (hereinafter "Buyer") and Seller agree to negotiate and update in writing the Products included in Table 1 below as needed.

Buyer utilizes [*] programs at designated [*] for its Optimized Delivery Model. At the initial signing of this Exhibit, the two authorized [*]. Additional [*] may be added in the future upon agreement of the Buyer and Seller.

CompaqHP Sites are those Buyer individual locations authorized by Buyer to perform the obligations of the Agreement and purchase Products in accordance with this Optimized Delivery Model Exhibit.

DEMAND PULL FLEXIBILITY TERMS

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Buyer will provide a forecast to Seller on a weekly basis. Such forecasts should be used [*]. Initial Buffer quantities as well as Minimum/Maximum quantities by Product will be established by Buyer's Sites and Seller at time of [*] implementation and will be adjusted accordingly as required. Buyer and Seller may hold [*] conference calls in order to monitor the pull activity, forecast accuracy, and inventory levels.

OPTIMIZED DELIVERY MODEL - BUFFER STOCK SUPPORT

------------------------------------------------------------------------------------------------
TABLE 1 - BUFFER STOCK        BUYER               SELLER             [*]            [*]
------------------------------------------------------------------------------------------------
    DESCRIPTION            PART NUMBER         PART NUMBER           [*]            [*]
------------------------------------------------------------------------------------------------
SAN Director and        254508-B21254512-
Product Manager               B21            DS-DSGGE-AB32-
Software                 A6509-63001DS-      Port ED-6064            [*]            [*]
SW SAN CORE                 DMGGD-AA
SWITCH/64 ALL
------------------------------------------------------------------------------------------------
SW SAN SWTCH 2/8        258707-B21254514-
EL ALL                        B21            DS-DSGGD-ACEFCM         [*]            [*]
Laptop and EFCM            DS-DMGGO-AA
Software
------------------------------------------------------------------------------------------------
SW SAN SWITCH           283056-B21254515-
2/16-EL ALLLong               B21            DS-DSGGD-ADLong
Wave Port Card             DS-DMGGD-AC       Wave Port Card          [*]            [*]
------------------------------------------------------------------------------------------------
CORE SWITCH                 254516-B21
BLADE 16P ALLShort          286352-B21       DS-DSGGE-AUShort
Wave Port Card            A6510-60001DS-     Wave Port Card          [*]            [*]
                             DMGGD-AD
------------------------------------------------------------------------------------------------
SAN SWITCH 2/16 2       287055-B21254517-    DS-DSGGD-
PWR ALLCombo Card             B21            BACombo Card            [*]            [*]
                           DS-DMGGD-AE
------------------------------------------------------------------------------------------------

Buffer Stock is defined as the amount of Product available in the [*] to allow Buyer the ability to pull-in existing demand.

The Buffer Stock quantities defined in Table 1 in general should equate to [*] of Product minimum and [*] maximum based on each Buyer's Site forecast. Buyer reserves the right to amend these quantities at any time to correspond to Buyer's latest production requirements. A request by Buyer or Seller to draw down Buffer Stock shall be made in writing.

---------------------------------------------------------------
TABLE 2                        [*]                 [*]
ODM BUFFER STOCK
---------------------------------------------------------------
Buffer Implementation        November,             [*]
                         2001 DATE OF THIS

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
                          AGREEMENT
----------------------------------------------------------------
Buffer Location              [*]                   [*]
----------------------------------------------------------------
Deliverable                  [*]                   [*]
----------------------------------------------------------------
Pull Authorization /     Trader WEB Site      Trader WEB Site
Pull Confirmation
----------------------------------------------------------------
                         Buffer Stock in [*]  Buffer Stock in [*]
Compaq HP Liability     (Refer to Material    (Refer to Material
                            Liability)          Liability)
----------------------------------------------------------------

MATERIAL OWNERSHIP

Seller agrees to deliver Products to the [*] as agreed to by Buyer and Seller. Seller and Buyer agree to negotiate in good faith adding other [*] locations to meet Buyer's distribution requirements. These Products shall remain as [*] designated site by the Buyer. Payment terms are per the Agreement.

BUFFER REPLENISHMENT

Buyer's manufacturing sites operate [*]. Seller is expected to maintain the Buffer Stock quantities as identified in Table 1 at each of the [*] as specified in Table 2. Product which is pulled [*] by Buyer should be replenished by Seller as required, based on the Compaq Site specific established Minimum/Maximum requirements.

CALCULATING BUFFER STOCK

Once a week, each CompaqHP Site ([*] and such sites as may be agreed to by the parties) will provide Seller with updated information regarding Buyer's forecast manufacturing volumes for the ODM part numbers identified in Table 1 via the Trader Web Site. Seller will respond via the Trader Web Site with their supply response covering the forecast period and to confirm that Buffer Stock quantities are in place at the respective [*].

The Trader Web Site forecast is a planning tool. Therefore, it is important that the Seller and the Compaq Site buyer and/or Site Commodity Manager review the Buffer Stock and minimum/maximum Product requirements on a weekly basis or as frequently as required.

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Should Seller be unable to support maximum volumes, as listed on the Trader Web
Site, a Seller representative will notify the appropriate CompaqHP site Commodity Site Buyer to review and adjust as required. Buffer stock quantities are determined by the CompaqHP Site Buyer but are typically equal to two weeks average inventory based on an eight week forecast.

FORECAST CONFIRMATION

By [*] central time on [*], Seller is required to provide a supply response to the Trader Web Site forecast.

BUFFER STOCK CONFIRMATION

In addition to the confirmation, by [*], Seller is required to provide current Buffer Stock confirmation to each of the Buyer's sites.

PROCEDURE FOR RELEASING MATERIAL

Scheduling Agreements, transmitted electronically via email and/or Blanket Orders, shall be used by Buyer for ease of order administration by both parties. The use of scheduling agreements and/or blanket orders across multiple pricing periods does not preclude Buyer from paying the price in effect on the date of each receipt. Confirmation of the Scheduling Agreements shall be returned in the form of an email, within [*] after receipt.

Buyer may make adjustments to scheduling agreements and/or blanket order duration, volume per line item and price(s) [*] pending notice to Seller of such changes. Buyer reserves the right to amend scheduling agreements and/or blanket order(s) [*] to correspond to Buyer's latest production requirements over any specified period of time.

DELAYS IN USAGE

In the event any Product unit(s) shall remain [*] for greater than [*], then, upon written notification from Seller to Buyer of Seller's request [*], Buyer shall elect to either purchase such inactive units through [*]. In the event Buyer does not confirm [*].

MATERIAL LIABILITY FOR TERMINATION

Except as otherwise agreed by the parties, material liability for Product supplied in support of Buyer's published production plans and/or forecasts is limited to two weeks Buffer Stock and any unique material. Seller agrees to use commercially reasonable efforts to mitigate the liability to Buyer.

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Product (s) are unique in terms of firmware, labeling, manuals and packaging. To mitigate Buyer's liability Seller may be able to rework these Product (s) to Seller's standard product and make such Product available to Seller's other customers. Buyer and Seller agree to negotiate rework and any other restocking charges.

ADDITIONAL TERMS

Buyer and Seller agree that Buyer only has the right [*], whereas Seller reserves the right to add (replenish) or remove (recycle) Product as Seller sees fit, so long as other provisions of this agreement are maintained.

END OF PROGRAM LIFE

As soon as commercially reasonable, CompaqHP will notify Supplier of the anticipated end of life for each program. Upon such notification, or determination that the Program(s) have reached end of life, CompaqHP and Supplier agree to jointly develop a formal detailed EOL Plan.

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                                   EXHIBIT (K)

                          HP REGIONAL TRADE GUIDELINES

SECTION 1         HP TRADE BASICS

1.1      TRADE COMPLIANCE
         Each Supplier shipping location bears [*] for ensuring its own import/export compliance; however, HP is responsible for setting baseline policies and guidelines for Supplier operations. The following is distributed in order to clearly convey HP's minimum trade compliance expectations and to provide an operations reference tool for Supplier locations; responsibility for developing and implementing procedures to comply with the following belongs solely to the Supplier .

1.2      TERMS OF SALE
         Supplier is responsible for implementing the sales term (eg. FOB, FCA, DDP, etc.) negotiated with HP. Supplier's responsibilities may include, but are not limited to, the following:

            -   Warehouse storage at point of origin

            -   Warehouse labor at point of origin

            -   Export packing

            -   Loading at point of origin

            -   Inland freight to origin port

            -   Port receiving

            -   Loading on vessel

            -   International freight/transport

            -   Customs clearance at destination port

            -   Delivery to final destination

1.3      COUNTRY OF ORIGIN
         Each Supplier site is responsible for determining the appropriate country of origin ("COO") for the product(s) it manufactures/assembles and for marking the products accordingly. Further, each site must ensure that shipping documentation and EDI confirmation signals accurately convey shipment-level COO data; Country of Origin is a mandatory line-item data element for all HP EDI shipping confirmation (eg. 856/4010) signals. Finally, each site must cooperate fully with HP in supplying data to facilitate HP's origin reporting requirements and qualification for preferential origin programs such as NAFTA, IFTA, FMF, EXIM and the like including, but not limited to, all requested origin analysis, certificates of origin, manufacturer's affidavits, data transmissions, and special reporting.

         Additional HP COO marking/labeling guidelines are set out in SECTION 2 of this Exhibit.

1.4      VALUATION
         For each and every transaction where HP is to be importer of record into the US, the Supplier site is responsible for ensuring that commercial documentation accurately reflects the actual price paid or payable

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OMITTED PORTIONS.

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         between HP and the site. It is Supplier's responsibility to reconcile its financial records against commercial documentation in order to validate HP's use of Transaction Value for declarations to US Customs under Section 402(b)(1) of the Trade Agreements Act of 1979 (TAA; 19 U.S.C. 1401a); no alternate valuation methodologies are used or approved for HP transactions.

         Zero dollar values are unacceptable for US Customs purposes. Where items are provided "free of charge," the commercial invoice must reflect fair market value for the products; the nomenclature "Value for Customs Purposes Only," may be used in these instances.

1.5      SHIPPING DOCUMENTATION
         All Supplier sites must be capable of producing accurate and complete shipping documentation for each shipment. Supplier is responsible for knowing and understanding shipping standards applied in the normal course of international business and for knowing and understanding additional HP requirements outlined in this Exhibit.

1.6      RECORDKEEPING/REPORTING
         Each Supplier site must comply with record-keeping, data-transmission, incident-reporting, and audit requirements set out in Section 4 of this Exhibit.

         SECTION 2      LABELING/ MARKING

2.1      COUNTRY OF ORIGIN
         A Product's country of origin is where the Product is wholly manufactured or the final location where a substantial transformation occurs. A Product is substantially transformed if the end product functions in a significantly different manner than the individual components. As a practical matter, Customs looks to whether the final assembly has a new "name, character, and use" from the component level parts. Further clarification regarding HP country of origin standards is provided in Trade Policy CP020-27.

2.2      MARKING
         Every article of foreign origin entering the United States must be marked with the English name of the country of origin preceded by the HP standard nomenclature: "PRODUCT OF." This marking must appear in a conspicuous, legible, indelible and permanent form on the outermost packaging (e.g. pallet), on the consumer packaging (box in which the item will arrive to the ultimate consumer), and on the Product itself.

         For the human readable portion of HP's standard label, COO must be indicated by the complete country name; abbreviations are unacceptable. For the barcode scan area, COO should be represented by the 2-digit ISO COUNTRY CODE; one digit codes (eg. A = US) are NO LONGER ACCEPTABLE nor supported by HP. Material with multiple COOs must be segregated, separately palletized (if applicable) and separately scanned so as to be represented on the commercial invoice as individual invoice line items with individual COOs.

         COO Product markings/labels must ALWAYS match COO indicated on the commercial invoice and reported to HP via the shipping confirmation signal. Supplier is responsible for implementing procedures

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         to ensure that labels are checked for accuracy and audited against shipping documentation/data transmissions.

         Further clarification regarding HP marking standards is provided in HP's COO Marking Policy, as well as HP's Country of Origin Encoding spec (EDB Drawing # 137169).

2.3.1    COO CHECKLIST

         Supplier must adhere to the following COO requirements:

         -   MUST implement processes to determine correct COO for Products.

         - MUST ensure that COO is labeled on outermost packaging conspicuously, legibly, indelibly, and permanently.

         - MUST ensure that COO is labeled on consumer packaging (box in which the item will arrive to the last person in the US who will receive it in its imported form) conspicuously, legibly, indelibly, and permanently.

         - MUST ensure that COO is labeled directly on the Product conspicuously, legibly, indelibly, and permanently.

         - MUST ensure that the accurate COO prints in the designated field on the commercial invoice.

         - MUST ensure that COO designated for a particular Product to be shipped is consistent across all labels and documentation.

SECTION 3         SHIPPING DOCUMENTATION

3.1      DOCUMENTATION REQUIREMENTS

             Supplier must adhere to the following trade requirements:

         - MUST produce accurate and complete shipping documentation for each and every shipment. All text must be in English; all monetary amounts must be represented in US dollars.

         - MUST be able to reproduce shipping document on demand (with or without requested modifications and/or corrections) for a minimum of 60 days after shipment.

         - MUST have internal audit procedures in place for verification/correction of all outbound documentation issues including, but not limited to, proper print alignment. Where data is printed more than 1/16" off assigned documentation fields, the documentation MUST be discarded and reprinted before shipment release.

3.2      COMMERCIAL INVOICE

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The following fields are required for each an every commercial invoice:

    -   SHIP TO ADDRESS            Address to which the Goods are being shipped.
                                   PROVIDED BY EDI FEED FROM HP.*

    -   BILL TO ADDRESS            Address to which billing information will be
                                   sent.
                                   PROVIDED BY EDI FEED FROM HP.*

    -   SHIP TO ID #               Specific ID # assigned to each Ship To
                                   address.
                                   PROVIDED BY EDI FEED FROM HP.*

    -   BILL TO ID #               Specific ID # assigned to each Bill To
                                   address.
                                   PROVIDED BY EDI FEED FROM HP.*

    -   SHIP ID/INVOICE NO.        Unique number assigned at the time of
                                   shipment to each outbound shipment. This number should never be repeated and should appear on the shipping label tying the freight to the commercial invoice for a given shipment.
                                   ASSIGNED BY THE SUPPLIER SITE.

    -   DATE                       Actual shipment date.
                                   ASSIGNED BY THE SUPPLIER SITE.

    -   PAGE                       Commercial invoice page number. Multi-page
                                   invoices will follow the format eg. 1/4, 2/4, etc.
                                   ASSIGNED BY THE SUPPLIER SITE.

    -   BILL OF LADING NO.         Air waybill number utilized for transport.
                                   ASSIGNED BY THE SUPPLIER SITE.

    -   SHIPPED VIA                HP-approved courier/freight forwarder
                                   handling the transport.
                                   PROVIDED BY EDI FEED FROM HP.*

    -   FREIGHT TERMS              Party responsible for freight charges. (Eg.
                                   "Pre-paid," "collect")
                                   PROVIDED BY EDI FEED FROM HP.*

    -   TERMS OF SALE              Incoterm designating responsibilities of the
                                   parties. (Eg. EXW, FCA, DDP)
                                   PROVIDED BY EDI FEED FROM HP.*

    -   TERMS OF PAYMENT           Agreed-upon payment terms. (Eg. "Net 45
                                   days")
                                   PROVIDED BY EDI FEED FROM HP.*

    -   CUSTOMER P.O. NO.          Purchase order number assigned to the
                                   transaction
                                   PROVIDED BY EDI FEED FROM HP.*

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*        CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
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    -   SALES ORDER NO.            Sales Order number under which the shipment
                                   is placed.
                                   PROVIDED BY EDI FEED FROM HP.*

    -   LINE ITEM                  Sales Order line item fulfilled by the item
                                   shipped.
                                   PROVIDED BY EDI FEED FROM HP.*

    -   PRODUCT NO.                HP part number assigned to the Product.
                                   PROVIDED BY EDI FEED FROM HP.

    -   DESCRIPTION                Description of the Good(s).
                                   PROVIDED BY EDI FEED FROM HP.*

    -   QUANTITY                   Number of units of the particular part
                                   shipped.
                                   PROVIDED BY EDI FEED FROM HP.*

    -   UNIT PRICE                 Actual dollar value to be paid to the
                                   Supplier shipper for one unit of the
                                   particular part number.
                                   PROVIDED BY EDI FEED FROM HP.*

    -   EXTENDED PRICE             Sum of quantity field multiplied by unit
                                   price.
                                   PROVIDED BY EDI FEED FROM HP.*

    -   TOTAL VALUE                Sum of extended values for all line items.
                                   PROVIDED BY EDI FEED FROM HP.*

    -   COUNTRY OF ORIGIN          The country in which the Goods were
                                   manufactured.
                                   DETERMINED AND APPLIED BY THE SUPPLIER SITE.

    -   LICENSE                    Export License exception determined by HP
                                   trade.
                                   PROVIDED BY EDI FEED FROM HP.*

    -   ECCN                       Export Commodity Control # determined by HP
                                   trade.
                                   PROVIDED BY EDI FEED FROM HP.*

    -   HTS                        Harmonized tariff schedule classification
                                   determined by HP trade
                                   PROVIDED BY EDI FEED FROM HP.*

    -   DESTINATION CONTROL        Statement required to be printed on all
                                   commercial invoices per the US Export
                                   Administration Regulations.
                                   PROVIDED BY EDI FEED FROM HP.*

In accordance with controlling customs requirements, HP also requires line level itemization of the following:

- Desktop computers necessitate separate itemization of the CPU, mouse, and keyboard.

---------------------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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         -   All items shipped with "dropped-in-the-box" (uninstalled) software necessitate separate software itemization. Software country of origin is the location where programming/recording is installed on the media. Software value is to be indicated per the media (unrecorded CD, diskette, or tape) value only.

         * All data transmitted from HP must be verified for accuracy. Supplier is responsible for implementing procedures demonstrating reasonable care in the verification of all data received from HP.

SECTION 4         Reporting/ Recordkeeping

4.1      REPORTING/DATA TRANSMISSIONS
         The following trade data elements must be printed on each commercial invoice and must be returned to HP via the standard electronic/EDI Shipping Confirmation signal:

         -   Country of Origin (line item level)

         -   HTS Classification (line item level)

         -   ECCN (line item level)

         -   License (line item level)

         -   Destination Control Statement

         These are HP-required data elements for the Shipping Confirmation signal. Failure to transmit these items will result in signal rejection.

4.2      RECORDS
         Each Supplier site must maintain a system for retention, retrieval and reproduction (for a period of not less than six calendar years from the date of each shipment) of original shipping, export, customs, import and other trade-related documentation ("Trade Control Records"), pertaining to the international transport of HP Goods. Such record keeping system will comport with the legal requirements of the U.S. and other nations including, but not limited to, requirements set out in Parts 762 and 772, U.S. Department of Commerce, Export Administration Regulations and the U.S. Customs Record-Keeping Regulations, 19 C.F.R. 163.

         Supplier, upon receipt of written notice from HP, will collect, reproduce if required, and provide to HP (at Supplier's expense) originals and/or satisfactory copies of 100% of the Trade Control Records as HP may request from time to time. All HP requests for Trade Control Records must be fulfilled within 15 business days of HP's written request, or the response date required by an official government record production request or subpoena, whichever is the lesser time for response. Supplier will not destroy or render inaccessible any of the Trade Control Records relating to HP transactions, without having first obtained the express written permission from HP.

---------------------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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4.3     TRADE INCIDENTS
         Supplier will provide immediate notice to HP in the event of an action by U.S. or other national government customs/export authorities which relates specifically to Goods or Services provided to HP by Supplier. Such government communications and actions may include, but are not limited to, cargo detentions, cargo seizures, subpoenas, record production requests and search warrants. Issues, questions, or incidents arising pursuant to this section should be escalated to HP via the Supplier's designated HP representative (see TRADE website: http://inline.HP.com/legal/trade/ for appropriate contacts).

4.4     AUDIT
         Supplier will afford HP, and HP's duly appointed agents, reasonable access to Supplier's premises for trade compliance audit purposes. Supplier further agrees to fully cooperate with HP in this regard, to respond in a timely manner to HP's requests for production of Trade Control Records, and to comply with all remedial or corrective actions that HP may specify.

--------------------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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